UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices)(Zip code)

Bonnie C. Railey

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5223

Date of fiscal year end: May 31, 2004

Date of reporting period: May 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mercantile Funds, Inc.

Annual Report

MAY 31, 2004

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit & Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields and returns will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Fund’s have no obligation to update or revise forward-looking statements.

A Message from the President

Dear Shareholders:

We are pleased to present you with this newly-designed annual report for the Mercantile Funds, Inc., providing a more detailed review of the markets, the portfolios, and our management strategies — all in an easier-to-read format. Of course, we continue to include financial statements and a statement of net assets listing securities held as of May 31, 2004 for each of the Mercantile Funds.

During the 12-month period ended May 31, 2004, Mercantile enhanced its array of investment options that may help you and your adviser fulfill your asset allocation objectives.

•	We welcomed Boyd Watterson Asset Management, LLC as sub-advisor to the Mercantile Limited Maturity Bond Fund and Mercantile Total Return Bond Fund. Brian Gevry and his team became responsible for the day-to-day portfolio management of these Funds in August 2003.

•	We changed the name of the Mercantile Intermediate Tax-Exempt Bond Fund to the Mercantile Tax-Exempt Limited Maturity Bond in January 2004 to provide its managers with added flexibility in making maturity and duration decisions.

•	We added the Mercantile Low Duration Bond Fund to our lineup of fixed income funds in March 2004, thus rounding out our family of mutual funds with a portfolio that may be appropriate for investors who seek current income greater than that normally available from a money market fund and can accept fluctuations in price. Boyd Watterson Asset Management, LLC serves as its sub-advisor.

•	In the best interest of our shareholders and their long-term investment needs, Class B shares of all the Mercantile Funds were closed to new investors on February 20, 2004, and on May 31, 2004, all existing Class B shares of each Fund were exchanged for Class A shares of the same Fund. This has the potential to offer our shareholders economies of scale and other benefits.

Finally, I am pleased to now serve not only as the Chief Investment Officer for Mercantile Capital Advisors, Inc. but also as the President of Mercantile Funds, Inc. I look forward to fulfilling this new role with your support and with your trust.

*  *  *

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the fiscal year.

Economic Review

In June 2003, the Federal Reserve Board reduced the targeted federal funds rate by 25 basis points. Manufacturing contracted, but there was growth in the services segment of the economy. During July and August, most indicators pointed toward improvement in the U.S. economy. Second quarter Gross Domestic Product (GDP) expanded at a 3.3% annualized rate, fueled by consumer purchases, business investment, and an increase in defense spending. The manufacturing sector expanded, and industrial production, specifically in high-technology products, had its best growth rate since September 2000. The services sector of the economy also continued to grow, while corporate earnings announcements were generally positive. However, unemployment remained above 6%, mortgage refinancing activity slowed, and consumer confidence declined. During September, the U.S. equity markets lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the U.S. dollar, and rising energy prices.

Throughout the fourth quarter of 2003, most indicators seemed to show that the U.S. economy was firmly on the path of expansion. The manufacturing sector expanded to its highest level since 1983, and the services side of the economy grew as well. Business investment increased, with core capital goods orders experiencing their best year over year gain since the summer of 2000. The unemployment rate finally fell below 6%. Consumers continued to spend, with chain stores reporting the strongest holiday season in four years. Third quarter annualized GDP was revised up to 8.2%. Corporate earnings announcements were generally positive.

See accompanying index descriptions on page 44.

During the first quarter of 2004, business investment continued to increase, especially in equipment and software spending. Inflation remained low. Industrial production rose, propelled by recession-streamlined businesses increasing purchases to meet rising demand. Retail sales, excluding autos, remained healthy. However, consumer confidence suffered, as employment remained slow to pick up, presidential campaign rhetoric heightened, energy prices soared, and concerns over terrorist attacks grew.

The macroeconomic picture remained generally positive in April and May. First quarter Gross Domestic Product (GDP) growth came in at a healthy 4.2% annualized rate following a 4.1% growth rate for the fourth quarter of 2003. Both the manufacturing and services side of the economy continued to grow. U.S. job growth finally saw a jump. On the other hand, concerns over inflation and potential interest rate increases negatively affected the equity markets during these two months.

Equities

For the 12 months ended May 31, 2004, all broadly watched U.S. equity indices provided positive double-digit returns. Small-capitalization stocks showed the strongest relative performance, followed by mid-capitalization and then large-capitalization stocks. The market favored the value style over the growth style of investing across all capitalization sectors.

The international equity markets overall outperformed the U.S. equity markets, as international economies embraced the signs of improvement shown in the U.S. economy and advanced sharply. The international equity markets were also bolstered by the weakness of the U.S. dollar. Japan’s equity market was particularly robust based on the strength of the yen and the widespread belief that the country may see an economic turnaround. The equity markets of the Pacific region ex-Japan also produced strong double-digit gains, as the negative implications of the SARS virus subsided. Emerging market international equities soared as well, based largely on investors’ embrace of what are considered to be more high risk investments during much of the annual period. European equity market performance overall was positive but more modest, tending to follow the lead of the U.S. market.

Fixed Income

Overall, on a duration-adjusted basis, the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the 12 months ended May 31, 2004. High yield bonds led the way for most of the annual period, as the U.S. economy continued to improve, high yield default rates continued to fall, and valuations both within the high yield bond market and when compared to other investment asset classes remained attractive. Among the investment grade fixed income sectors, mortgage-backed securities performed best, as interest rates began to rise and refinancing activity slowed. Corporate bonds followed, with its strong relative performance driven by a combination improving fundamentals, solid technicals, and attractive relative valuations versus other fixed income asset classes.

U.S. Treasury yields were affected by several factors over the annual period. First, the Federal Reserve Board’s conservative move on June 25, 2003, cutting the targeted federal funds rate by only 0.25% to 1.00% led to a market sell-off in July. Compounding matters was news of a stabilizing U.S. economy. After peaking in mid-August, U.S. Treasury yields declined somewhat by the beginning of September and then stayed in a relatively tight range until the beginning of March 2004. In early March, fixed income investors grew concerned over disappointing employment reports and questioned the sustainability of the economic recovery. In response, the Treasury market rallied. Then, the March employment report showed that non-farm payrolls increased by 308,000 and made upward revisions for the two prior months. This, along with an unexpectedly high reading on the Consumer Price Index (CPI), contributed to bond yields rising sharply in April and May.

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis.

See accompanying index descriptions on page 44.

Money Markets

The continuation of historically low interest rates and subtle shifts in the Federal Reserve Board’s accommodative monetary policy were the predominant factors affecting the money markets.

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer, Mercantile Capital Advisors, Inc.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Management’s Discussion of Fund Performance

May 31, 2004

An interview with Joshua Kakel, John C. Busse and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We managed the Fund aggressively over the 12-months ended May 31, 2004, keeping the Fund’s average maturity close to 55 days through most of the period. We implemented this approach based on an environment in which interest rates hit a more than 40-year low.

Early in the annual period, the Federal Reserve Board (the Fed) reduced the targeted federal funds rate by 0.25%, bringing it to 1.00%. This move reduced the income potential of money market investments. With inflation subdued, the Fed left the targeted federal funds rate unchanged since June 25, 2003, maintaining its accommodative monetary policy in an effort to stimulate the economy and prevent deflation.

In August 2003, the Fed stated that it believed its accommodative policy could be maintained for a “considerable period,” guidance reiterated several times before the end of the year. In January 2004, the Fed substituted “patient” for “considerable period,” and at its latest meeting on May 4, 2004, the Fed indicated it believed its “policy accommodation can be removed at a pace that is likely to be measured.” This change served to remind people that short-term interest rates will rise eventually. Indeed, by April 2004, the markets were already pricing in the probability of an interest rate hike by the Fed some time this summer.

Would you give us more specific examples?

As always, we attempted to provide current income while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. Throughout the annual period, the Fund’s assets were invested in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the fiscal year, as these instruments offered relatively higher yields. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

At the end of May 2004, we were in the process of positioning the Fund for the potentially imminent increase in interest rates by the Federal Reserve Board. Thus, we shortened the Fund’s average maturity to 45 days, establishing a more defensive stance.

What strategies do you intend to pursue over the coming months?

Inflation, while still low, appears to be moving higher. This, together with a rather successfully reinvigorated U.S. economy, may well put pressure on the Federal Reserve Board to raise interest rates sooner than later and to implement a series of gradual increases in interest rates over the coming months. Therefore, we expect to keep the Fund defensively postured as the Federal Reserve Board begins to raise the targeted federal funds rate and to position the Fund for a federal funds rate of close to 2% by the end of 2004. Indeed, we intend to shorten the portfolio’s average maturity even further, bringing it closer to 35 days. Once the Federal Reserve Board officially hikes short-term interest rates, we will likely increase liquidity positions through investments in overnight securities in an effort to capture higher yields. Of course, we will continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the anticipated higher interest rate environment.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

An interview with Joshua Kakel, John C. Busse and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We managed the Fund aggressively over the 12-months ended May 31, 2004, keeping the Fund’s average maturity close to 55 days through most of the period. We implemented this approach based on an environment in which interest rates hit a more than 40-year low.

Early in the annual period, the Federal Reserve Board (the Fed) reduced the targeted federal funds rate by 0.25%, bringing it to 1.00%. This move reduced the income potential of money market investments. With inflation subdued, the Fed left the targeted federal funds rate unchanged since June 25, 2003, maintaining its accommodative monetary policy in an effort to stimulate the economy and prevent deflation.

In August 2003, the Fed stated that it believed its accommodative policy could be maintained for a “considerable period,” guidance reiterated several times before the end of the year. In January 2004, the Fed substituted “patient” for “considerable period,” and at its latest meeting on May 4, 2004, the Fed indicated it believed its “policy accommodation can be removed at a pace that is likely to be measured.” This change served to remind people that short-term interest rates will rise eventually. Indeed, by April 2004, the markets were already pricing in the probability of an interest rate hike by the Fed some time this summer.

Would you give us more specific examples?

As always, we attempted to provide current income while maintaining a stable net asset value by investing in U.S. government obligations. Throughout the annual period, the Fund’s assets were invested in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), Federal Farm Credit Bureau (FFCB), and Student Loan Marketing Association (SLMA or Sallie Mae) as well as overnight repurchase agreements. Overnight repurchase agreements are transactions in which a Fund buys securities from a seller, usually a bank or broker-dealer, who agrees to buy them back from the Fund the next day at a certain price, which typically includes a profit for the Fund. The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk.

Toward the end of May 2004, we were in the process of positioning the Fund for the potentially imminent increase in interest rates by the Federal Reserve Board by seeking to shorten the Fund’s average maturity and establishing a more defensive stance. After all, the federal funds futures markets were then assigning a greater than 50% probability of a 25 basis point interest rate hike at the Fed meeting on June 30, 2004. However, the Fund experienced significant outflows at the end of the month, which extended its average maturity. On May 31, 2004, the Fund had an average maturity of 54 days.

What strategies do you intend to pursue over the coming months?

Multi-decade low interest rates, along with stimulative fiscal policy in the form of tax cuts, has been successful in reinvigorating the U.S. economy. Business investment increased in the last several months of the Fund’s fiscal year. Industrial production rose. Retail sales, excluding autos, remained healthy. Even U.S. job creation finally saw a jump. On the other hand, inflation, while still low, did start to increase. Together, these factors may well mean that after lowering the federal funds rate for three straight years, the Fed will be raising short-term interest rates in the second half of 2004. Consequently, we expect to keep the Fund defensively postured as the Fed begins to raise the targeted federal funds rate. Indeed, we intend to shorten the portfolio’s average maturity, bringing it closer to 35 days. Of course, we will continuously monitor the economic data and our portfolio stance over the coming months. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income as is consistent with liquidity and stability of principal.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

An interview with Ronald M. Shostek, Mark G. McGlone and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We kept the Fund’s average maturity close to the center of its historically usual 35 to 55 day band for most of the annual period.

At the start of the fiscal year, the short-term tax-exempt money market yield curve was slightly inverted, meaning one-year rates were actually lower than, for example, three-month rates. Then, the Federal Reserve Board (the Fed) reduced the targeted federal funds rate by 0.25%, bringing it to 1.00%. This move reduced the income potential of money market investments and drove the yield curve to flatten, a shape it maintained through the rest of 2003 and early 2004. With inflation subdued, the Fed left the targeted federal funds rate unchanged since June 25, 2003, maintaining its accommodative monetary policy in an effort to stimulate the economy and prevent deflation. In the interim, the U.S. economy expanded at an average annualized rate of about 5%, the idea of a jobless recovery dissipated, and the market became concerned about an uptick in inflation. Once these indicators started appearing in the spring of 2004, the yield curve began to steepen. The markets anticipated that the Fed would start to raise the targeted federal funds rate later in the year. Indeed, by the end of May, the markets were already pricing in the probability of a 25 basis point interest rate hike at each of the five remaining Fed meetings this year. This would put the targeted federal funds rate at 2.25% by the end of 2004.

Within the tax-free money market, note issuance declined as 2003 ended and continued to fall in 2004. Improved budgetary situations enabled state and local issuers to cut back or suspend issuance of Tax Anticipation Notes and Revenue Anticipation Notes. Issuance of floaters, or instruments with a variable interest rate, remained strong, however, for two reasons. First, issuers sought to take advantage of the steep yield curve toward the end of the fiscal year. Second, leveraged players, such as closed-end municipal bond funds and hedge funds, sought to use floaters to help them finance the purchase of longer-maturity bonds. In all, then, supply exceeded demand. Thus, the income potential of tax-exempt money market securities remained quite attractive relative to comparable taxable securities. In fact, as absolute money market yields fell over the annual period and investors shifted money out of money market funds and into equities, the attractiveness of tax-exempt money market securities to comparable taxable securities increased. It is also worth noting that tax-exempt money market yields exceeded those of taxable money market securities for some time during 2003, particularly during much of the fourth quarter.

Would you give us more specific examples?

As always, we attempted to provide current income free of Federal income taxes while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. At the start of the period, the portfolio had a “barbell” structure, emphasizing securities with maturities at either end of the tax-exempt money market yield curve. We sought to lock in some higher rates before the Fed eased its monetary policy in June 2003. Since then, those securities have either rolled down the curve or matured.

By the end of May 2004, we were in the process of positioning the Fund for the potentially imminent increase in interest rates by the Federal Reserve Board. Thus, we shortened the Fund’s average maturity to 35 days, establishing a more defensive stance. We also restructured the portfolio to be more heavily tilted toward securities with shorter and intermediate maturities.

Throughout the period, all securities purchased for the portfolio were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, as the U.S. economy continues to expand. The economy should also drive continuing improvement in state and local governments’ fiscal and credit rating positions. We believe rising inflation will force the Federal Reserve Board to move the targeted federal funds rate from its current 1.00% to at least 2.00% by the end of 2004 and to 4% by mid-2005. As a result, the tax-exempt money market yield curve will likely steepen further, as anticipated rate increases get priced in.

We intend to keep the Fund’s average maturity shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. At the same time, we anticipate maintaining the portfolio’s structure similar to its current position, buying few securities with a maturity of more than 180 days.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Financials	20.4%
Information Technology	19.4%
Health Care	14.2%
Consumer Discretionary	14.1%
Industrials	10.8%
Consumer Staples	10.6%
Energy	5.4%
Telecommunication	2.5%
Cash	1.6%
Utility	1.0%
100.0%

An interview with Manind V. Govil and Team, Mercantile Capital

Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund invests predominantly in large-cap companies using both value- and growth-oriented investment disciplines. During the annual period, we held firm to our time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage. These are predominantly high quality companies with managements demonstrating industry leadership. These companies also have demonstrated consistent performance through stable earnings and dividend growth. In addition, we selectively invest in opportunistic situations. Among them are asset plays when market value is below tangible asset values as well as temporarily out of favor companies with depressed earnings but good prospects for near-term recovery.

For the one-year ended May 31, 2004, the Fund’s absolute returns were driven primarily by strong stock selection. Approximately two-thirds of the stocks in the portfolio appreciated 10% or more over the 12 months. Only three Fund holdings were down over the annual period. Fund returns were also helped by a rotation in the market from a momentum-driven style to a fundamentally-driven style in the last few months of the fiscal year. Generally, growth-oriented companies outperformed value-oriented companies within the portfolio. Sector allocation had a rather neutral effect on the Fund’s performance.

On the other hand, the Fund’s emphasis on higher quality companies contributed to its modest underperformance relative to its benchmark index, the S&P 500® Index. While this quality focus helped the portfolio cushion the effect geopolitical events had on the broad equity market, it hurt relative returns in the low interest environment of the past 12 months, as higher quality companies such as those in the portfolio tend to have low debt levels. In addition, low quality stocks, deep cyclicals, and companies with volatile earnings outperformed the higher credit quality stocks and consistent performers that we favor. The Fund’s larger-cap bias also had a negative effect on its relative returns, as smaller capitalization companies outperformed over the fiscal year.

Would you give us more specific examples?

The best performers in the Fund’s portfolio during the annual period included information technology company Qualcomm, video game designer Electronic Arts, semiconductor bellwether Intel, eye care company Alcon, and credit card company Capital One. The worst performers in the portfolio during the fiscal year included tax software company Intuit, telecommunications company Verizon Communications, cable giant Comcast, radio conglomerate Clear Channel Communications, and airline Southwest Airlines. Only Intuit, Comcast, and Southwest Airlines actually produced negative returns.

Over the course of the fiscal year, we shifted the Fund’s portfolio from an overweighted to an underweighted position in consumer staples compared to the S&P 500® Index. We moved from an underweighted to relatively neutral position in financials. We increased the Fund’s overweighted positions in consumer discretionary and information technology and further reduced its already underweighted position in telecommunications.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

We made these allocation changes adhering to our strict buy and sell criteria. In buying stocks, we examined potential equity returns, with a focus on the long-term economics and future earnings potential of a business. For example, we added 3M and Tyco to the portfolio based on their accelerating business momentum. We established positions in Amazon.com, Cephalon, Fifth Third Bancorp, Harley-Davidson, Marsh & McLennan, Medco Health Solutions, Medtronic, and Simon Property Group based both on attractive fundamentals and valuations. We purchased SAP, a European software company benefiting from a rise in global technology and productivity-related spending. We added Schlumberger because the energy services company has been selling its non-core businesses and returning to its main business where it continues to enjoy a competitive advantage.

We trimmed or sold a stock to manage portfolio risk, if there was a deterioration in a company’s fundamentals, or because we felt its valuation fully reflected the economics of its business. We eliminated the Fund’s holdings in American Power Conversion, ChevronTexaco, Clorox, United Parcel Service, and Wal-Mart because the target price we had established for each had been reached. We deleted Clear Channel Communications, Merck, New York Times, Norfolk Southern, UnumProvident, and Verizon Communications based on what we believed to be deteriorating fundamentals. We sold the Fund’s positions in Cox Communications, Gillette, and Zimmer Holdings based on their excessive valuations.

As of May 31, 2004, the Fund held significantly overweighted positions in consumer discretionary, industrials, and information technology; a modestly overweighted position in financials; substantially underweighted positions in materials, telecommunications, utilities; and moderately underweighted positions in consumer staples, energy, and health care.

What strategies do you intend to pursue over the coming months?

Going forward, we expect to reduce the Fund’s exposure to deep cyclical stocks in favor of companies with more consistent and sustainable growth expectations for earnings and dividends. We would also look to increase the Fund’s allocation to Internet companies, but intend to wait for more attractive valuations than currently seen in the industry. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Growth & Income Fund		1 Year	5 Year	10 Year	Since Inception (2/28/91)
Institutional Class		17.55%	0.18%	10.69%	10.32%
Class A	at NAV	16.96%	-0.31%	10.14%	9.78%
	at POP	11.43%	-1.28%	9.61%	9.38%
Class B	without CDSC	16.50%	-0.78%	9.61%	9.25%
	with CDSC	12.00%	-1.08%	9.61%	9.25%
Class C	without CDSC	16.39%	-0.82%	9.59%	9.23%
	with CDSC	15.39%	-0.82%	9.59%	9.23%
S&P 500 Index		18.33%	-1.52%	11.34%	11.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund Institutional Class against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Financials	23.9%
Energy	11.8%
Health Care	10.3%
Industrials	10.0%
Consumer Staples	9.9%
Information Technology	7.4%
Consumer Discretionary	7.2%
Telecommunication	6.2%
Materials	5.5%
Cash	3.9%
Utility	3.7%
Other	0.2%
100.0%

An interview with George S. Michaels and Team, Mercantile Capital

Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We managed the Fund utilizing our time-tested, value-oriented, yield tilt investment approach. This means that the overall portfolio has a price/earnings ratio lower than the S&P 500® Index and a dividend higher than the S&P 500® Index. The overall portfolio has a price/earnings ratio and a dividend yield that is generally in line with that of the Russell 1000® Value Index. Valuation on a stock by stock basis is the primary driver of portfolio decisions.

Sector weightings made a somewhat greater contribution to the Fund’s performance than individual stock selection for the fiscal year ended May 31, 2004, as the ongoing U.S. economic recovery clearly helped boost portfolio returns. Because of the good relative value and attractive dividend yield in select basic material, machinery, and energy stocks, the portfolio was overweighted in these sectors that greatly benefited from the strong Gross Domestic Product (GDP) growth. In the last months of the annual period, we reduced the Fund’s positions in these sectors, however, because several of the individual stocks had appreciated to or above the target prices we had set for them. On balance, proceeds from these sales were reinvested in select consumer staples and consumer discretionary issues that offered better relative values. While the primary catalyst for the changes we made was individual stock valuations, it also happened to make sense from a top-down perspective in a maturing economic and stock market cycle.

Small-cap stocks, lower quality stocks, and non-dividend paying stocks outperformed during the annual period. The Fund, which invests in large-cap, high quality, and primarily dividend paying stocks, outperformed the S&P 500® Index but underperformed the Russell 1000® Value Index.

Would you give us more specific examples?

For the annual period, software company Autodesk was the Fund’s best performer, based on the strength of the company’s successful new product introductions and stellar earnings reports that far exceeded analysts’ expectations. We eliminated the Fund’s position in this stock in March 2004, as we believed it had become a fairly to fully valued stock and that the potential for large competitors to cut into the company’s market share had increased. Other strong performers for the Fund during the fiscal year included Caterpillar and 3M Co. in industrials, Carnival Cruise in consumer discretionary, and Lincoln National in financials.

Holdings that detracted from the Fund’s relative performance during the annual period resided primarily in the health care and media areas. Wyeth was the Fund’s worst performing stock for the 12-months. Its shares came under considerable pressure as investors turned away from the pharmaceutical industry overall. While the company should be able to post respectable earnings per share growth in the coming years and current products remain strong growth drivers, Wyeth’s legal liability for fen-phen remains open-ended. Other poor performers for the Fund during the fiscal year included Merck & Co. in pharmaceuticals, Comcast and Viacom in media, and Simon Property Group in real estate.

Based on our strict buy and sell criteria, we made several transactions over the annual period. We established new positions in companies across the sector spectrum. For example, we bought information technology company Automatic Data Processing based on its strong business model and our view that its outsourcing operations should benefit as the economy continues to improve. We sought to bolster the Fund’s positioning in the utilities sector relative to the benchmark by establishing positions in Duke Energy and Keyspan. We established a position in financials company Marsh & McLennan, as we felt that its problems with Putnam had been overdone and that

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

it represented a good valuation. We eliminated existing positions either because they had met established price targets, had become relatively overvalued, or had deteriorating fundamentals. For instance, based on its valuation, we sold Southwest Air, PepsiCo, Starwood Hotels & Resorts, Comerica, Schlumberger, and Zions Bancorp. Based on negative headline risk and the strong possibility that higher interest rates will impact mortgage refinancing, we eliminated the Fund’s position in Freddie Mac. We sold Equity Office Properties, Gillette, and BellSouth due to deteriorating fundamentals.

At the end of the reporting period, the Fund was overweighted in energy relative to the Russell 1000® Value Index both because of expected economic growth in the U.S., China and the rest of Asia and because of possible upward pressure on oil prices from uncertainty in the Middle East. The Fund was also overweighted health care, based on severely depressed values on quality companies currently and on favorable demographics over the longer term. The Fund was overweighted industrials, materials, information technology, consumer staples, and telecommunications services based on our view that the strong recovery in the U.S. economy may likely continue. Conversely, we were underweighted financials because we believe interest rates to rise, which could reduce profit margins in these companies. We also believe that the index weighting in financials is higher than appropriate for any industry group in a diversified portfolio. The Fund was also underweighted consumer discretionary and utilities.

What strategies do you intend to pursue over the coming months?

Going forward, we believe the stock market overall should benefit from continuing good earnings growth even though momentum may slow. This positive, though, may well be cancelled out to a large extent by the effects of rising interest rates, as a rising discount factor reduces price/earnings ratios. Continued high oil prices, terrorism concerns, and the upcoming U.S. election could also contribute to stock price volatility over the coming months.

While we continue to monitor economic and market conditions, we choose not to be market timers and intend instead to continue to focus on bottom-up value analysis. Thus, we plan to make further reductions in the early cyclical materials and industrials sectors over the months ahead in view of the full valuation of several of these stocks. We also plan to continue the process of reinvesting these proceeds in select late cycle beneficiaries in the consumer staples and consumer discretionary sectors, where we believe relative valuations appear more attractive.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Equity Income Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		18.86%	-0.55%	-2.30%	0.78%
Class A	at NAV	18.06%	-1.14%	-2.84%	0.23%
	at POP	12.53%	-2.70%	-3.78%	-0.55%
Class B	without CDSC	17.28%	-1.64%	-3.33%	-0.27%
	with CDSC	12.78%	-2.56%	-3.54%	-0.27%
Class C	without CDSC	17.52%	-1.52%	-3.26%	-0.21%
	with CDSC	16.52%	-1.52%	-3.26%	-0.21%
Russell 1000® Value Index		19.81%	1.40%	1.98%	4.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund Institutional Class against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Information Technology	27.4%
Health Care	18.7%
Consumer Discretionary	17.5%
Financials	11.7%
Consumer Staples	10.0%
Industrials	9.4%
Telecommunication	2.5%
Cash	1.6%
Materials	1.2%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector bets tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index. Thus, our macroeconomic outlook does not drive our stock selection process.

That said, growth-oriented stocks performed fairly well through the first half of the fiscal year, as investors remained optimistic that a return to job growth led by inventory rebuilds and increased capital spending would drive a strong economic rebound. Growth stocks, along with the overall equity market, stagnated through the first five months of 2004, despite signs of a job recovery. Investors became increasingly concerned that high oil prices and rising interest rates would begin to negatively impact consumer spending and dampen overall economic growth.

For the 12-months ended May 31, 2004, the Fund underperformed its benchmark index, the Russell 1000® Growth Index due primarily to stock selection. While the Fund does not seek major sector bets, its sector weightings had a small positive effect on the Fund’s relative annual performance.

Would you give us more specific examples?

Positive contributors to the Fund’s performance for the fiscal year included information technology companies Qualcomm and Electronic Arts and health care company Alcon. Qualcomm benefited from increased demand for new handsets, as wireless subscriber growth accelerated during the period. As the world’s largest software entertainment company, Electronic Arts’ strong product line of video game franchises make it a prime beneficiary of a secular trend toward an increased number of game console users. Alcon is the world’s largest eye care company. It experienced robust earnings growth, driven by a strong product pipeline in both its surgical equipment and pharmaceuticals businesses.

An overweighted position in consumer discretionary stocks also benefited the Fund during the period. We continued to find attractive buying opportunities in this area, as consumer spending remained robust in a relatively benign interest rate environment. New names added during the fiscal year included Harley-Davidson, Cheesecake Factory, and DirecTV. We maintained an underweighted position in healthcare, as this sector continues to be dominated by large-cap pharmaceutical companies, many of which are facing patent issues, modest pipeline growth, and regulatory pressures.

Detractors from the Fund’s relative performance included Oracle and Comcast. While Oracle’s database business benefited from a recovery in enterprise software spending, ongoing uncertainty associated with its proposed acquisition of PeopleSoft caused its share price to decline over the annual period. As for Comcast, accelerating high-speed data additions combined with the improved operating performance of the former AT&T Broadband subsidiary enhanced cash flow growth. However, Comcast’s proposed acquisition of Disney in the first quarter of 2004 resulted in a significant share price decline during this period. With the failed Disney bid out of the way, we believe a return to strong fundamentals should be a positive for Comcast shares going forward.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

What strategies do you intend to pursue over the coming months?

As investors debate whether interest rate hikes by the Federal Reserve Board will outweigh the benefits of job growth, we continue to view a rebound in corporate spending as a key driver behind ongoing U.S. economic growth and improved prospects for growth stocks. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Equity Growth Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		16.89%	-9.92%	-7.39%	-2.33%
Class A	at NAV	16.21%	-10.38%	-7.86%	-2.82%
	at POP	10.78%	-11.81%	-8.75%	-3.58%
Class B	without CDSC	15.67%	-10.81%	-8.31%	-3.30%
	with CDSC	11.17%	-11.70%	-8.63%	-3.30%
Class C	without CDSC	15.93%	-10.80%	-8.30%	-3.30%
	with CDSC	14.93%	-10.80%	-8.30%	-3.30%
Russell 1000® Growth Index		18.04%	-4.88%	-5.44%	-0.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	23.0%
Financial Services	21.2%
Health Care	14.3%
Technology	12.5%
Materials & Processing	8.4%
Producer Durables	5.1%
Energy	3.9%
Autos & Transportation	3.7%
Other	3.0%
Utilities	1.9%
Exchange Traded Funds	1.2%
Consumer Staples	1.1%
U.S. Government Bonds	0.7%
100.0%

An interview with Gerald S. Frey, Christopher S. Beck and Teams,

Delaware Management Company

Portfolio Managers

How did you manage the Fund during the annual period?

G. Frey: The Fund uses a blended investment strategy that utilizes both a growth and value investment style, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a bottom-up process that seeks to identify small companies with high expected growth and revenues that are believed to be leaders, or are expected to become leaders, in their respective market niches. During the annual period ended May 31, 2004, improving sentiment regarding an overall economic rebound drove growth stocks higher in a rather broad-based rally. Small-capitalization stocks, as measured by the Russell 2000® Index, outperformed their large-cap counterparts, and within the small-cap sector, growth stocks only marginally lagged value stocks for the 12 months. As the fiscal year began, lower quality stocks were the best performers. However, these stocks cooled toward the end of the period, as inflation fears prompted anticipation of an end to the Federal Reserve Board’s accommodative interest rate policy. Higher quality stocks returned to favor.

While our portion of the Fund produced strong absolute returns, it lagged the Russell 2000® Index on a relative basis, primarily due to underweighted positions in basic industry and energy, which were among the best performing sectors for the fiscal year. On the other hand, the Fund benefited from effective stock selection.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. For the fiscal year ended May 31, 2004, small-cap value stocks were the best performing equity group, supported by a combination of historically low interest rates, minimal inflation, accommodative Federal Reserve Board policy, and strong economic growth. Tax cuts that provided consumers with incremental spending power along with an increase in businesses’ capital spending also contributed to the highest growth levels of corporate profitability seen in many years.

As with my colleague, our portion of the portfolio also produced strong absolute returns but lagged the benchmark index. An overweighted position and strong stock selection in economically-sensitive areas such as basic industry and health care boosted the Fund’s returns. However, we maintained a strategy of targeting stocks of companies that have the ability to generate consistent free cash flow. While this focus tends to reward investors over time, it was not a market-leading strategy when low quality names that were highly leveraged and did not have earnings were in favor for most of the reporting period.

Would you give us more specific examples?

G. Frey: The best performing stocks in our portion of the Fund were not concentrated in any one sector. Urban Outfitters was the biggest contributor to our portion of the Fund’s annual performance, based on its strong sales and earnings growth. Several health care-related stocks also posted significant gains, benefiting from positive results from their drugs in development. These pharmaceutical companies included Nektar Therapeutics and Neurochem. Few stocks in our portion of the Fund experienced significant declines during the period. CV Therapeutics was the Fund’s worst performing stock, as its developmental drug for angina produced negative results. Asyst Technologies also disappointed, as its reported earnings and sales did not live up to expectations. We eliminated the Fund’s positions in both of these stocks.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

C. Beck: Louisiana-Pacific Corp., a company that makes building products, was one of the primary contributors to the Fund’s strong absolute performance during the annual period. As housing demand remained firm, the price of their main product, Oriented Strand Board, rose to historically high levels. Another top performer for our portion of the Fund was Freeport-McMoran Copper and Gold, as it benefited from rising gold and copper prices. We sold the Fund’s position in this stock, taking profits. Humana, one of the U.S.’ largest health maintenance organizations, was another winner for the Fund. We sold the Fund’s position in this stock as well, taking profits.

Of course, there were also disappointments. American Italian Pasta Company detracted from Fund performance. Although its valuation measures were favorable, the Atkins diet craze hurt demand for its products. The pasta company’s stock price declined, and we eliminated the Fund’s position. Grey Wolf, Inc., one of the largest land drillers in the U.S., also failed to deliver as expected. The company was hurt by below-forecast spending on drilling during the fiscal year, even with increasingly high oil and gas prices. We continued to hold this stock, as we believe the outlook for exploration remains favorable. Another disappointment for the Fund, though one we continue to hold, was Harleysville Group, a regional property-casualty insurance company, which had poor performance during the period in several of its product lines.

What strategies do you intend to pursue over the coming months?

G. Frey: The equity market’s strength over the past fiscal year has given us hope that the long bear market may finally be at an end. We are encouraged by the favorable outlooks issued by many companies, and we intend to shift some assets towards those companies that we believe may benefit most from the economic rebound. In our view, gains will not be concentrated in any one sector over the coming months, but will be spread over the leaders in various areas of the market. Thus, we remain committed to finding and holding those growth-oriented companies with solid competitive advantages.

C. Beck: We intend to generally remain overweighted in those sectors that should benefit from a growing economy, although we may modestly reduce the portfolio’s exposure in these areas given the widespread expectation that the Federal Reserve Board is likely to begin raising interest rates in the near future. We also expect that some of the more defensive sectors of the market may become more attractive during the next several quarters, as economic growth begins to moderate from the fast pace of the past 12 months. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Capital Opportunities Fund		1 Year	3 Year	Since Inception
Institutional Class		25.50%	4.05%	-1.40%
Class A	at NAV	24.77%	3.52%	-1.89%
	at POP	18.91%	1.85%	-3.11%
Class B	without CDSC	24.33%	3.05%	-2.35%
	with CDSC	19.83%	2.10%	-3.12%
Class C	without CDSC	24.23%	2.96%	-2.42%
	with CDSC	23.23%	2.96%	-2.42%
Russell 2000® Index		30.28%	6.01%	3.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunity Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in these top 10 countries:
United Kingdom	28.0%
Japan	17.6%
France	8.6%
Switzerland	8.2%
Netherlands	6.4%
Germany	4.7%
Italy	3.7%
Australia	1.7%
Spain	1.3%
Sweden	1.3%
81.5%

An interview with:

Dominic Caldecott and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach, focusing purely on stock selection. We evaluated stocks on a global sector perspective and compared them on a cross-border basis. While producing strong absolute returns, our portion of the Fund modestly underperformed its benchmark index on a relative basis for the 12-months ended May 31, 2004. From a country perspective, stock selection in the U.K., Finland, and Italy boosted portfolio returns over the annual period as did our weightings in Finland, Italy, and South Korea. From a sector perspective, stock selection in health care and telecommunications benefited Fund performance. However, these positives were not enough to outweigh the portfolio’s defensive bias with a significantly underweighted position in financials and overweighted position in consumer staples. Our underweighted position in Germany, where financials performed strongly, also detracted from our portion of the Fund’s relative results. Stock selection in Japan, Hong Kong, and Australia, overweighted positions in consumer staples and telecommunications, and underweighted positions in utilities and industrials were additional drags on annual returns.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. We use a multi-cap approach, with a bias toward larger capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

The 12-months ended May 31, 2004 were highly volatile, and our portion of the Fund underperformed the MSCI All-Country World Free ex-U.S. Index. From June through December 2003, the portfolio’s focus on stronger, higher quality companies detracted from its relative performance. Investors were compensated during this period for taking risk in “higher beta” stocks. Higher beta stocks are those considered more volatile than the equity market as a whole. The portfolio’s underweighted allocation to Japan also affected its relative performance, as the Japanese equity market outperformed the European equity markets overall during these months. During the first calendar quarter of 2004, the portfolio’s positions in the emerging markets helped our portion of the Fund outperform its benchmark, with its holdings in Central Europe leading the way. In April and May, the environment quickly shifted from risk seeking to risk avoidance. Concerns over rising oil prices, potentially imminent increases in U.S. interest rates, and China’s moves to slow down its economy through increases in reserve and capital requirements in several industries, including steel, aluminum, cement, and real estate, dominated. Cyclical stocks as well as emerging market equities geared toward developments in China were hit hard. Our portion of the Fund held positions in several commodity-related companies in both the developed and emerging equities markets, and thus the last two months of the fiscal year erased any outperformance advantage gained during the prior quarter.

Would you give us more specific examples?

Morgan Stanley: U.K.-based companies Cadbury Schweppes, GUS, and Allied Domecq were among the greatest contributors to our portion of the Fund’s performance during the annual period. Other strong performers included France’s Aventis and Japan’s Sankyo Co. Conversely, France Telecom was the greatest detractor from the

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Fund’s relative results for the fiscal year. The U.K.’s ITV, Germany’s Deutsche Telekom, Italy’s Unicredito Italiano, and Finland’s Nokia were also poor performers during the reporting period.

Most of the new purchases we made during the period were in the consumer discretionary, financials, and telecommunications services sectors. For example, we established portfolio positions in auto companies Renault (France) and Porsche (Germany) and hotel, restaurant & leisure company Oriental Land (Japan). Within financials, we focused on commercial banks, including National Australia Bank, Royal Bank of Canada, Unicredito Italiano, and Royal Bank of Scotland. In telecommunications, we emphasized diversified companies, such as Telekom Austria, Telecom Italia, and Chunghwa Telecom (Taiwan). Through the annual period, we also eliminated portfolio positions in several consumer discretionary companies, including Volkswagen (Germany), Matsushita Electric and Toyota Motor (Japan), Philips Electronics (Netherlands), and WPP (U.K.). We also sold the portfolio’s positions in a number of industrials stocks, such as Sumitomo Electric and Toppan Printing (Japan), Schindler (Switzerland), and BAE Systems (U.K.).

Overall, during the annual period, we reduced the portfolio’s allocation to Japan, bringing it from an overweighted to just-below-benchmark position. A strong rally in this equity market had pushed many of the portfolio’s Japanese holdings above our fair value targets, and so we reduced positions and reinvested those proceeds in more defensive laggards. We also increased the portfolio’s allocation to the European telecommunications sector. We believe this area offers a highly compelling risk-reward balance with an attractive average free cash flow yield. In addition to its attractive valuations, the sector is also relatively immune to overall economic prospects, currency fluctuations, and higher energy prices. As of May 31, 2004, our portion of the Fund was overweighted consumer staples because of these companies’ strong cash flow generation and free cash flow yields. It was also overweighted pharmaceuticals and underweighted consumer discretionary and financials.

Julius Baer: Within developed markets, we found valuations to be relatively attractive in continental Europe. During the annual period, we increased the portfolio’s positions in Austria, as many Austrian companies heavily invested in Central Europe and have been beneficiaries of events unfolding there. We also found the banking sectors in Germany and France to offer opportunities as did airports, seaports, and telecommunications companies through much of the continent. Finally, we continued to favor major oil companies, as we did not believe that their valuations adequately reflected the high oil price scenario.

The emergence of China as a global growth engine supported many of Japan’s exporters and its economy, and so we increased exposure to the Japanese equity market during the annual period. However, we remained underweighted in Japan, as we were skeptical about the sustainability of this growth, especially given China’s efforts to slow its torrid pace. We continued to find interesting companies within the consumer electronics manufacturing area, as they appear to be entering a period of rapid innovation and strong demand. We believe the shift from analog to digital technology and the convergence of computers, mobile handsets, broadband and consumer appliances play to the skills of Japanese companies to meld different technologies.

We continued to see opportunities in Central Europe, Russia, and Turkey. Overall, we view Central Europe as having risks similar to those of a developed market, but with potential rewards and growth often seen in emerging markets. As of May 1, 2004, the European Union was expanded by 10 countries, most of whom will likely adopt the euro by 2010. Thus, we saw the banking and financial services industries as particularly attractive areas for investment. Within Russia, we focused on financial, telecommunications, and food & beverage stocks rather than the oil/commodity stocks often associated with this economy. We believe the emergence of this country’s middle class should support our investments in these industries. Within Turkey, we were invested primarily in banks.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: We have three primary concerns looking ahead. First, energy prices. Already tight supply with the ever-present risk of major supply disruption in the Middle East points to sustained high prices for an extended

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

period. Second, a less-than-gradual tightening of monetary policy by the U.S. Federal Reserve Board. Third, a hard landing by the Chinese economy and its impact on Japan, which we believe is overly dependent upon Chinese-led external demand and rampant capital expenditures for its own economic recovery. Together, these factors could add up to a powerful countercyclical force on economic growth that, in turn, could result in a material downgrade to global economic growth expectations for 2005. Given this view, we remain comfortable with the defensive bias of our portion of the Fund.

Julius Baer: We intend to remain defensively positioned from a sector perspective over the coming months, with a slightly higher than normal cash position. We continue to be constructive toward energy, telecommunications, and pharmaceuticals. We prefer to keep our portion of the Fund underweighted in materials, industrials, and consumer cyclicals, with the exception of media. One sector that we are particularly wary of is technology. We view the sector as being overvalued, and we expect a slowdown in its earnings momentum.

From a regional perspective, we continue to rank Central Europe as well as Turkey and Russia as having more interesting prospects. We believe Turkey’s chances of receiving a formal invitation to discuss possible European Union membership are strong. Russia’s challenge is to continue on its path of reform.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
International Equity Fund		1 Year	5 Year	10 Year	Since Inception (7/2/93)
Institutional Class		27.56%	4.60%	5.87%	7.05%
Class A	at NAV	26.99%	4.11%	5.35%	6.53%
	at POP	20.94%	3.09%	4.84%	6.06%
Class B	without CDSC	26.29%	3.54%	4.80%	5.98%
	with CDSC	21.79%	3.22%	4.80%	5.98%
Class C	without CDSC	26.39%	3.55%	4.81%	5.99%
	with CDSC	25.39%	3.55%	4.81%	5.99%
MSCI All Country World Free ex-U.S. Index		33.28%	1.44%	4.25%	5.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a portfolio of Real Estate Investment Trusts of:
Retail	27.1%
Office Properties	14.7%
Apartments	14.1%
Health Care	9.7%
Other	8.3%
Diversified	7.1%
Warehouse/Industrial	5.5%
Hotel	5.3%
Storage	3.3%
Cash	2.8%
Mortgage	2.1%
100.0%

An interview with Robert Law, David Ferguson and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 5% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance, and a well-defined business plan. We are particularly interested in finding companies with the ability to grow their dividends at an above-average rate.

The performance of the REIT sector over the fiscal year can be divided into two distinct periods. From June 2003 through March 2004, share prices of REITs rose rather steadily, returning nearly 40% over the ten months. At first, REITs’ upward trend followed the rise in the broad equity market as concerns over the war in Iraq abated. The REIT rally was further boosted when the ten-year U.S. Treasury rate peaked in early September 2003 and then began a steady decline through the first quarter of 2004. As an attractive income alternative, REITs benefited from significant cash flows into the sector from investors seeking yield opportunities. Most of the inflows went to the larger, more liquid names within the sector. By the end of March, REITs had enjoyed four straight years of positive returns. REIT valuations were stretched, and their average yield had declined from the start of the rally in 1999. However, the real warning bell for REITs sounded loudly with the release of the improved job creation report that sent the ten-year U.S. Treasury bond rate up dramatically. REIT share prices fell just over 20% from their April 1, 2004 peak until their bottom in early May. By the end of the fiscal year, REITs had recovered about half of their decline to finish with a one-year return of 26.13%, as measured by the NAREIT Equity REIT Index. This was still significantly ahead of the S&P 500 Index return of 18.33%.

The Fund underperformed its new benchmark, the NAREIT Equity REIT Index, as well as its former benchmark, the Wilshire Real Estate Securities Index, for the 12-months ended May 31, 2004 in large part due to the dynamics within the REIT sector overall. For example, the Fund adheres to a diversified portfolio strategy. As such, it did not participate fully in the significant appreciation of some of the large-cap names such as Simon Property Group and General Growth Properties, which were among the ten largest holdings in the Fund but still had comparatively larger positions in the indices. Sector selection also had an impact on the Fund’s annual performance.

Would you give us more specific examples?

The best performing sub-sectors within the REIT sector for the annual period were health care, lodging, and retail. The worst performing sub-sectors were residential and office. The Fund’s performance was helped through much of the year by its overweighted position in health care REITs compared to the NAREIT Equity REIT Index. However, a substantially underweighted position in retail at the beginning of the fiscal year detracted from Fund performance. We were, in hindsight, prematurely concerned that retail’s long-running top performance would not continue. A modestly underweighted position in lodging and a higher-than-normal cash balance due to significant cash inflows also hurt the Fund’s relative results. The Fund began the year with index-neutral weightings in both the office and apartment areas.

As the year progressed, we gradually reduced the Fund’s cash position, dramatically increased its retail holdings to just under the index weighting, further increased its overweighted position in health care, and reduced its

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

apartment and office holdings to underweighted positions. In addition, we reduced the number of holdings in the portfolio from 59 names to 49 names, as we eliminated some smaller-cap names, took profits in some solid performers, and increased the Fund’s weightings in some large-cap high quality names that we believe should benefit when the REIT sector rebounds. We made some of these changes during the significant sell-off in REIT stocks during April and early May in an effort to take advantage of market weakness. For example, while virtually every REIT stock fell in price during the spring sell-off, we noticed a market rotation out of retail and into apartments and offices. We added to some apartment REITs at lower prices, based on our view that higher interest rates and an improved job picture should be a long-term positive for this sub-sector. We also took advantage of attractive pricing in retail REITs to add to select positions. Finally, with the sector sell-off largely indiscriminate of quality, we eliminated Fund positions in some lower quality names, such as New Plan Excel and CBL Associates, and established new positions in higher quality names, such as Mills Corp, that had previously been too expensive.

At the end of the fiscal year, the Fund’s ten largest holdings were in retail REITs Simon Property Group, Macerich, Chelsea Property Group, Developers Diversified, and General Growth Properties; apartment REITs Archstone-Smith Trust and Avalonbay Communities, hotel real estate operating company Starwood Hotels & Resorts, diversified REIT Vornado Realty Trust, and other REIT Istar Financial.

What strategies do you intend to pursue over the coming months?

The strategic changes we had made in the composition of the Fund helped its relative returns during the REIT sector rebound over the last few weeks of the fiscal year. We particularly believe apartments should be an early beneficiary of an improving economy. We thus intend to look for opportunities to add to this area over the coming months, although current pricing of apartments is still not attractive. We may also look to trim the Fund’s overweighted position in health care REITs, as the industry faces uncertain prospects for government reimbursements through Medicare and Medicaid as we move into 2005. Looking ahead, we still see a good deal of opportunity in the retail sub-sector, based on strong fundamentals combined with attractive current pricing.

Overall, we believe the REIT sector could see increased volatility given the rising interest rate environment. We plan to continue to pursue a strategy of diversifying by property type, geography, and company with an emphasis on stable or improving fundamentals.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Diversified Real Estate Fund		1 Year	3 Year	5 Year	Since Inception (8/1/97)
Institutional Class		24.32%	16.17%	13.60%	10.17%
Class A	at NAV	23.82%	15.62%	13.05%	9.63%
	at POP	17.92%	13.78%	11.95%	8.85%
Class B	without CDSC	22.97%	14.98%	12.45%	9.06%
	with CDSC	18.47%	14.22%	12.19%	9.06%
Class C	without CDSC	23.04%	15.02%	12.47%	9.08%
	with CDSC	22.04%	15.02%	12.47%	9.08%
Wilshire Real Estate Securities Index		27.91%	15.71%	13.47%	9.30%
NAREIT Equity Index		26.13%	16.46%	13.48%	9.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversified Real Estate Fund against Wilshire Real Estate Securities Index and the NAREIT Equity Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	36.0%
Agency Obligations	32.2%
U.S. Treasury Obligations	30.5%
Other	0.7%
Cash	0.6%
100.0%

An interview with Brian Gevry, Deborah Winch and Team,

Boyd Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the annual period?

The Low Duration Bond Fund’s inception date was March 15, 2004 and thus has not been in operation for a full fiscal year. That said, our management strategy since inception has been to concentrate on generating yield. Duration shifts may also be utilized when appropriate. The Fund may invest in a diversified portfolio of investment grade fixed income securities, including U.S. government, corporate, and Yankee obligations as well as mortgage-backed and asset-backed securities, collateralized mortgage obligations, and repurchase agreements backed by U.S. government obligations. The Fund holds only debt obligations from issuers rated A or higher by a nationally recognized statistical rating organization, such as Moody’s Investors Service or Standard & Poor’s, or if unrated, considered to be of comparable quality. Generally, the Fund maintains an average effective maturity of three years or less. Since the Fund’s inception through the end of the fiscal period, we maintained a duration that ranged from neutral to slightly short of its benchmark index, the Merrill Lynch U.S. Treasuries 1-3 Year Index.

Our investment process is based on interest rate analysis, sector allocation, and security selection. In analyzing interest rates, we monitor U.S. and international economic conditions, incorporating both fundamental and quantitative analysis from proprietary interest rate models. Depending upon the forecasted movements in the direction of interest rates, we make adjustments in duration in an effort to capture return opportunities. In addition, we seek to identify the distribution of maturities to maximize anticipated changes in the shape of the yield curve.

We also utilize active sector rotation to identify undervalued areas of the fixed income market and to enhance yield. We assess the relative value of sectors and industries based on analysis of general trends and seek to identify changing dynamics that may result from economic and political conditions. Finally, using both a bottom-up and top-down approach, we screen and select securities by studying an issuer’s business strategy, management, market position, and cash flows, as well as economic conditions such as business cycles and trends, interest rates, and Federal Reserve Board policy. Since March 2004, inflation ticked upward and job creation picked up dramatically. These developments led the Federal Reserve Board to indicate in May that its “policy accommodation can be removed at a pace that is likely to be measured.”

For the period from inception through May 31, 2004, the Fund outperformed its benchmark index on a relative basis in what was a challenging environment for fixed income investors.

Would you give us more specific examples?

The Fund performed well on a relative basis for the period from inception through May 31, 2004 primarily due to its allocation to what is known as spread product, in this case corporate securities and government agencies. The Fund was invested in approximately equal thirds among U.S. Treasuries, U.S. government agency obligations, and corporate securities. Both corporates and agencies outperformed U.S. Treasuries during the reporting period, enabling the Fund to capture increased return over its benchmark.

What strategies do you intend to pursue over the coming months?

We believe the U.S. economy should continue to improve over the coming months, with greater job creation, and due to lingering excess capacity, relatively benign inflation. We take the Federal Reserve Board at its word that when it begins to increase the targeted federal funds rate, it will do so in a “measured” fashion. Clearly, fears of deflation have dissipated. Expectations of inflation now appear to be a key challenge for the fixed income market going forward. As interest rates potentially move higher, we believe aggregate bond returns for the year 2004 may be in the low single digits.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Given this view, we maintain our bearish bias. We intend to maintain our target portfolio composition with a duration shorter or neutral to the index and an approximately one-third allocation among U.S. Treasuries, agencies, and corporate securities. We believe that in the rising interest rate environment anticipated over the coming months, the spread sectors of the fixed income market may continue to outperform U.S. Treasuries.

		Average Aggregate Returns as of May 31, 2004
Low Duration Bond Fund		Since Inception (3/15/04)
Institutional Class		-1.28%
Class A	at NAV	-1.33%
	at POP	-4.02%
Class C	without CDSC	-1.42%
	with CDSC	-2.41%
Merrill Lynch 1-3 Year U.S. Treasury Index		-1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Low Duration Bond Fund Institutional Class against the Merrill Lynch 1-3 Year U.S. Treasury Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Fund is 3/15/04. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	47.7%
Agency Obligations	32.4%
U.S. Treasury Obligations	14.0%
Asset Backed Securities	2.7%
Other	1.8%
Cash	1.4%
100.0%

An interview with Brian Gevry, Deborah Winch and Team,

Boyd Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the annual period?

At Boyd Watterson, we use a fixed income investment approach that focuses primarily on moderate duration shifts to take advantage of changes in interest rates. Additional opportunities for return may be generated by sector and maturity allocation and security selection. Generally, the Fund maintains an average effective maturity of one to five years.

Interest rates were volatile throughout the fiscal year. Some investors thought stronger economic growth would translate into higher inflation and higher rates, while others believed the economy was more fragile due to slow job growth and low inflation. The Federal Reserve Board (the Fed) maintained an accommodative monetary policy during the fiscal year, expressing concern at the amount of slack in the labor markets and the low inflation rate. After cutting the targeted federal funds rate for the 13th time in June 2003 to 1.00% — the lowest rate in 45 years — Fed policy remained neutral for the rest of the period. In March 2004, the job creation picture brightened significantly, as the economy added 308,000 jobs. There was also an uptick in inflation. These developments led the Fed to indicate in May that its “policy accommodation can be removed at a pace that is likely to be measured.”

For the 12-month reporting period, high-yield corporate bonds were the best-performing fixed income sector, followed by mortgage-backed securities. Investment-grade corporate bonds and government agencies, while producing negative returns, still outperformed U.S. Treasuries for the fiscal year.

In this volatile environment, the Fund modestly underperformed its benchmarks for the fiscal year. Overweighted positions in corporate bonds and mortgage-backed securities and an underweighted position in U.S. Treasuries helped the Fund’s relative annual performance. However, holding a significant amount of short-maturity bonds in the beginning of the period detracted from the Fund’s relative performance in September when the bond market rallied and interest rates fell. We assumed management of the Fund on August 1, 2003 and restructured the Fund’s maturities since then.

Would you give us more specific examples?

Since assuming management of the Fund in August, our belief has been that Treasury yields would trade within a relatively narrow band over the near term. Thus, our primary strategy over the past fiscal year was to take advantage of the trading range by making duration calls when we felt rates were at an upper or lower end of the range. We were biased toward weakness in bonds, as a stronger U.S. economy, enormous Treasury financing needs, and investors’ desire for the yield of other asset classes continued to press bond rates higher for some time. Indeed, we implemented several duration shifts during the period, ranging from shorter-than-the-benchmark to neutral in an effort to capture interest rate movements within the band.

Our sector allocation strategy was based on increasing the overall yield of the portfolio. Thus, we overweighted what are known as the spread sectors — corporate, mortgage- and asset-backed securities as well as government agencies. Corporate profits were helped during the period by strong consumer and business spending along with an increase in exports due to the weaker dollar. Most of the tightening in corporate bond yield spreads took place during the first half of the fiscal year, although we continued to selectively add these securities for their additional yield over U.S. Treasuries. Mortgage-backed securities also offered a notable yield advantage over most other investment-grade bond sectors, and the portfolio held mortgages to help increase its yield further. To enhance the portfolio’s yield even more, we began adding high yield bonds to the Fund in February 2004. We minimized U.S. Treasury holdings, as we expected to see greater supply based on the rising U.S. budget deficit and higher interest rates.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

What strategies do you intend to pursue over the coming months?

We believe the U.S. economy may continue to improve over the coming months, with greater job creation, and due to lingering excess capacity, relatively benign inflation. We take the Federal Reserve Board at its word that when it begins to increase the targeted federal funds rate, it will do so in a “measured” fashion. Clearly, fears of deflation have dissipated. Expectations of inflation now appear to be a key challenge for the fixed income market going forward. As interest rates potentially move higher, we believe aggregate bond returns for the year 2004 may be in the low single digits.

Given this view, we maintain our bearish bias. We intend to maintain our target portfolio composition with a duration shorter or neutral to the index and overweighted positions in corporate bonds, agencies, and mortgage-backed securities. We also expect to maintain the Fund’s modest exposure to high yield bonds.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Limited Maturity Fund		1 Year	5 Year	10 Year	Since Inception (7/2/93)
Institutional Class		0.29%	4.73%	5.59%	5.70%
Class A	at NAV	-0.11%	4.21%	5.07%	5.17%
	at POP	-4.37%	3.31%	4.61%	4.83%
Class B	without CDSC	-0.61%	3.71%	4.55%	4.66%
	with CDSC	-5.01%	3.36%	4.55%	4.66%
Class C	without CDSC	-0.52%	3.69%	4.54%	4.65%
	with CDSC	-1.50%	3.69%	4.54%	4.65%
Lehman MF 1-5 Year Govt/Credit Bond Index		0.37%	6.16%	6.42%	6.59%
Merrill Lynch 1-5 Year Corp/Govt Bond Index		0.42%	6.10%	6.39%	6.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Limited Maturity Bond Fund Institutional Class against the Lehman MF 1-5 Year Govt/Credit Bond Index and the Merrill Lynch 1-5 Year Corp/Govt Bond Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in a diversified portfolio of:
Agency Obligations	47.2%
Domestic Corporate Bonds	37.4%
U.S. Treasury Obligations	10.9%
Other	2.6%
Foreign Bonds	1.5%
Cash	0.4%
100.0%

An interview with Brian Gevry, David Dirk and Team, Boyd

Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the annual period?

We assumed management of the Fund on August 1, 2003. We utilize a fixed income investment approach that focuses primarily on moderate duration shifts to take advantage of interest rates. In implementing our enhanced core fixed income philosophy, we employ interest rate analysis, sector allocation, maturity, credit research, and return enhancement to select a broad range of debt obligations, including corporate, U.S. government, and mortgage-backed securities. Generally, the Fund maintains an average effective maturity of four to 15 years.

Interest rates were volatile throughout the fiscal year. Some investors thought stronger economic growth would translate into higher inflation and higher rates, while others believed the economy was more fragile due to slow job growth and low inflation. Contributing to the volatility early in the annual period was the bond market’s mistaken belief that the Federal Reserve Board (the Fed) would be repurchasing longer-term U.S. Treasury bonds in the marketplace. Ten-year Treasury bonds traded at a low of 3.1% in June 2003 before soaring to 4.6% in the weeks after the June 25, 2003 Fed interest rate cut and statement indicating that it did not intend to repurchase bonds. Overall, ten-year Treasury yields rose 1.55% over the 12-months ended May 31, 2004 to end the period at 4.65%. For most of the fiscal year, yields generally moved upward in a range-bound fashion, as the market speculated about when the Fed would actually begin raising interest rates and by how much.

The Fund outperformed its benchmark, the Lehman Aggregate Bond Index, for the 12-months ended May 31, 2004, benefiting primarily from being defensively positioned when interest rates began to rise. Our bias virtually throughout the period was toward weakness in bonds, as it appeared that the triple-barreled impact of a strengthening U.S. economy, enormous Treasury financing needs, and brighter prospects for other asset classes would continue to press rates higher for some time.

Would you give us more specific examples?

We implemented several modest duration shifts during the period, ranging from slightly shorter-than-the-benchmark to neutral in an effort to capture interest rate movements.

Our sector allocation strategy was based on increasing the overall yield of the portfolio. Thus, we overweighted what are known as the spread sectors — corporate, mortgage- and asset-backed securities as well as government agencies. Corporate profits were helped during the period by strong consumer and business spending along with an increase in exports due to the weaker dollar. The Fund’s investments in mortgage-backed securities also added to the Fund’s returns, and we continued to selectively add to the sector as it offered a potentially significant yield advantage over most other investment-grade bond sectors. In addition, we continued to view the high yield and emerging market fixed income sectors as attractive, as global economic prospects improved and default rates fell due to earnings growth. Our selective investments in high yield and emerging market debt securities benefited the portfolio, as these sectors of the bond market were among the best performing asset classes for the annual period. We minimized U.S. Treasury holdings in the Fund, as we expected to see greater supply based on the rising U.S. budget deficit and higher interest rates.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

What strategies do you intend to pursue over the coming months?

We believe the U.S. economy may continue to improve over the coming months, with greater job creation, and due to lingering excess capacity, relatively benign inflation. We take the Federal Reserve Board at its word that when it begins to increase the targeted federal funds rate, it will do so in a “measured” fashion. Clearly, fears of deflation have dissipated. Expectations of inflation now appear to be a key challenge for the fixed income market going forward. As interest rates potentially move higher, we believe aggregate bond returns for the year 2004 may be in the low single digits.

Based on this scenario, we maintain our bearish bias. We expect to keep the portfolio’s duration shorter or neutral to the index, adjusting it over the coming months in an effort to take advantage of changing market conditions. The Fund’s focus will continue to be on higher quality names in longer-term maturities, while taking on somewhat more credit exposure with shorter-term maturities. We intend to maintain the Fund’s overweighted position in corporate bonds and agencies. Finally, our target portfolio composition includes a neutral to overweighted position in mortgage-backed securities and a modest exposure to high yield bonds.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Total Return Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		0.22%	5.02%	5.65%	5.51%
Class A	at NAV	-0.28%	4.49%	5.12%	4.98%
	at POP	-4.50%	2.97%	4.20%	4.26%
Class B	without CDSC	-0.78%	3.98%	4.60%	4.47%
	with CDSC	-5.08%	3.05%	4.27%	4.47%
Class C	without CDSC	-0.79%	3.98%	4.60%	4.47%
	with CDSC	-1.75%	3.98%	4.60%	4.47%
Lehman Aggregate Bond Index		-0.44%	6.29%	6.76%	6.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Total Return Bond Fund against Lehman Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the Fund had net assets invested in Municipal Bonds of:
Maryland	93.7%
Puerto Rico	3.3%
District of Columbia	2.6%
Cash	0.4%
100.0%

An interview with Ronald M. Shostek, Mark G. McGlone and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

Maryland’s tax-exempt bond market overall outperformed the U.S. taxable bond market on a relative basis, but posted an absolute negative total return for the annual period. The Lehman Brothers Maryland Municipal Bond Index declined 0.22% for the 12 months compared to the Lehman Brothers Aggregate Bond Index’s –0.44% return. Tax-exempt interest rates increased, reflecting an uptick in inflation, anticipation of interest rate increases by the Federal Reserve Board (the Fed), and a backup in U.S. Treasury rates. Indeed, these factors also led to significant volatility within the municipal bond market over the annual period. For example, municipal bond yields were pushed to 45-year lows by the middle of June 2003, due primarily to Fed Chairman Greenspan’s stated concerns about deflation. Investors mistakenly expected the Fed either to resort to “quantitative easing” or to push interest rates close to zero. When the Fed instead lowered the targeted federal funds rate to only 1.00% at the end of June, the tax-exempt bond market sold off, causing yields to rise through August. Concerns over Iraq, a jobless U.S. economic recovery, and certain technicals within the market subsequently combined to push municipal bond yields lower through March 2004. When economic statistics indicated that jobs were being created and that inflation was alive and well, another sell-off began in April 2004, moving tax-exempt yields even higher than their August 2003 levels. As of the end of May 2004, the market believed the Fed would begin to raise interest rates at its June 30th meeting and would continue to do so in a series of increments, with the targeted federal funds rate potentially reaching 2.00% by year end.

Even with all of this volatility, the fundamentals of Maryland’s tax-exempt bond market remained strong. National supply of municipal bonds was slightly down in the first five months of 2004 from the record-setting pace of new issuance set in 2003. However, Maryland’s issuance was up slightly year over year at the end of May 2004, although the timing of deals remained sporadic. Meanwhile, demand for municipal bonds during the annual period remained fairly strong, particularly from institutional investors. While retail demand declined modestly, hedge funds became significant players in the market. Maryland’s Aaa credit quality rating remained unchanged by Moody’s and Standard & Poor’s, despite the state’s budget concerns through 2003 and early 2004. Nearly all of Maryland’s local issuers’ credit quality ratings also remained stable during the fiscal year.

Given this market backdrop, we remained bearishly positioned in the Fund through much of the annual period. We kept the portfolio’s duration and average weighted maturity short relative to the Fund’s benchmark index, the Lehman Maryland Municipal Bond Index. We also maintained an overweighted position in cash and cash equivalents. Nearly every bond in the portfolio was a premium bond, meaning that it had a selling price above face or redemption value, with the average coupon, or interest rate the issuer promises to pay to the holder until maturity, of the bonds in the portfolio over 5.0%. We also employed the “kicker” structure in the portfolio, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. This structure enhanced the marketability of the bonds.

We maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted a bit more toward bonds with shorter maturities. We established the laddered portfolio structure in an effort both to reduce the volatility and risks associated with interest rate movements and to produce more consistent returns over time. At the end of the annual period, the Fund had an average effective duration of 2.54 years and a weighted average maturity of 7.4 years. The portfolio’s credit quality, as always, remained high. We added some A rated municipal bonds to the portfolio during the fiscal year, but as of May 31, 2004, the portfolio’s average quality rating was still Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. In all, the Fund outperformed its benchmark index for the fiscal year.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Would you give us more specific examples?

Maintaining a shorter-than-average duration benefited the Fund from June to August 2003 and from April to May 2004, when the tax-exempt bond market was selling off. While the positioning hurt the Fund during much of the rest of the annual period, we still believed the strategy was sound, given that the price declines were so sharp, large, and quick. The conservative nature of the Fund and its higher credit quality portfolio actually detracted from the Fund’s annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure worked well, with the exception of the last two months when the yield curve started to steepen in anticipation of the Federal Reserve Board hiking interest rates this summer.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates could continue to move higher in the months ahead, as the U.S. economy may continue to expand. The economy should also drive continuing improvement in state and local governments’ fiscal and credit rating positions. We believe rising inflation may force the Federal Reserve Board to move the targeted federal funds rate from its current 1.00% to 2.00% by the end of 2004 and to 4% by mid-2005. As a result, the municipal yield curve may well flatten, but yields across all maturities may likely rise. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but greater-than-expected supply may cause periods of volatility.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. At the same time, we anticipate shifting the portfolio to a more “barbell” like structure, emphasizing bonds with maturities at either end of the yield curve, which should serve the Fund well in a flattening yield curve scenario.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Maryland Tax-Exempt Bond Fund		1 Year	5 Year	10 Year	Since Inception (7/2/93)
Institutional Class		0.57%	4.41%	5.09%	5.27%
Class A	at NAV	0.08%	3.90%	4.56%	4.75%
	at POP	-4.16%	2.99%	4.12%	4.37%
Class B	without CDSC	-0.43%	3.38%	4.04%	4.22%
	with CDSC	-4.81%	3.02%	4.04%	4.22%
Class C	without CDSC	-0.43%	3.38%	4.04%	4.22%
	with CDSC	-1.40%	3.38%	4.04%	4.22%
Lehman Maryland Municipal Bond Index		-0.22%	5.22%	5.98%	6.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Lehman Maryland Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Maryland Tax-Exempt Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the net assets of the Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	10.2%
Ohio	7.9%
Virginia	7.8%
Florida	7.7%
New Jersey	6.3%
Connecticut	6.0%
Washington	4.3%
Maryland	3.9%
Texas	3.8%
Kansas	2.8%
60.7%

An interview with Ronald M. Shostek, Mark G. McGlone and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis, but posted an absolute negative total return for the annual period. The Lehman Brothers 1-8 Year Municipal Bond Index declined 0.02% for the 12 months compared to the Lehman Brothers Aggregate Bond Index’s –0.44% return. Tax-exempt interest rates increased, reflecting an uptick in inflation, anticipation of interest rate increases by the Federal Reserve Board (the Fed), and a backup in U.S. Treasury rates. Indeed, these factors also led to significant volatility within the municipal bond market over the annual period. For example, municipal bond yields were pushed to 45-year lows by the middle of June 2003, due primarily to Fed Chairman Greenspan’s stated concerns about deflation. Investors mistakenly expected the Fed either to resort to “quantitative easing” or to push interest rates close to zero. When the Fed instead lowered the targeted federal funds rate to only 1.00% at the end of June, the tax-exempt bond market sold off, causing yields to rise through August. Concerns over Iraq, a jobless U.S. economic recovery, and certain technicals within the market subsequently combined to push municipal bond yields lower through March 2004. When economic statistics indicated that jobs were being created and that inflation was alive and well, another sell-off began in April 2004, moving tax-exempt yields even higher than their August 2003 levels. As of the end of May 2004, the market believed that the Fed would begin to raise interest rates at its June 30th meeting and would continue to do so in a series of increments, with the targeted federal funds rate potentially reaching 2.00% by year end.

Even with all of this volatility, the fundamentals of the tax-exempt bond market remained strong. Supply of municipal bonds reached a record $384 billion in 2003, and new issuance totaled $147.8 billion for the first five months of 2004, with a total of $300 billion expected for the year 2004. The decrease in 2004 is due to the improved balance sheets of issuers, more free cash flow to pay for projects, and a decline in refunding of existing debt after interest rates began to move higher. Meanwhile, demand for municipal bonds during the annual period remained fairly strong, particularly from institutional investors. While retail demand declined modestly, hedge funds became significant players in the market. The municipal credit quality picture improved, as state and local government revenues increased in a recovering U.S. economy and as many municipalities continued to cut expenses and raise taxes.

Given this volatile market backdrop, we remained bearishly positioned in the Fund through much of the annual period. We kept the portfolio’s duration and average weighted maturity short relative to the Fund’s benchmark index, the Lehman 1-8 Year Municipal Bond Index. We also maintained an overweighted position in cash and cash equivalents. Nearly every bond in the portfolio was a premium bond, meaning that it had a selling price above face or redemption value, with the average coupon, or interest rate the issuer promises to pay to the holder until maturity, of the bonds in the portfolio over 5%. We also employed the “kicker” structure in the portfolio, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. This structure enhanced the marketability of the bonds.

We maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted more heavily toward bonds with shorter maturities. We established the laddered portfolio structure in an effort both to reduce the volatility and risks associated with interest rate movements and to produce more consistent returns over time. This strategy was consistent with the Fund’s name change on January 12, 2004, which gave us more flexibility in making maturity and duration decisions. Previously, the Fund was required to keep the average weighted maturity between 3 and 10 years. Since

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

January, we invested primarily in obligations with short and medium maturities and could have an average weighted maturity of 1 to 5 years. At the end of the annual period, the Fund had an average effective duration of 1.74 years and a weighted average maturity of 3.6 years. The Fund’s philosophy of high credit quality and interest income while minimizing volatility did not change. As of May 31, 2004, the portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. In all, the Fund modestly outperformed its benchmark index for the fiscal year.

Would you give us more specific examples?

Maintaining a shorter-than-average duration benefited the Fund from June to August 2003 and from April to May 2004, when the tax-exempt bond market was selling off. While the positioning hurt the Fund during much of the rest of the annual period, we still believed the strategy was sound, given that the price declines were so sharp, large, and quick. The conservative nature of the Fund and its higher credit quality portfolio actually detracted from the Fund’s annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure worked well, with the exception of the last two months when the yield curve started to steepen in anticipation of the Federal Reserve Board hiking interest rates this summer.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates could continue to move higher in the months ahead, as the U.S. economy may continue to expand. The economy should also drive continuing improvement in state and local governments’ fiscal and credit rating positions. We believe rising inflation may force the Federal Reserve Board to move the targeted federal funds rate from its current 1.00% to 2.00% by the end of 2004 and to 4% by mid-2005. As a result, the municipal yield curve may well flatten, but yields across all maturities may likely rise. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but greater-than-expected supply may cause periods of volatility.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. At the same time, we anticipate shifting the portfolio to a more “barbell” like structure, emphasizing bonds with maturities at either end of the 1 to 8 year yield curve, which should serve the Fund well in a flattening yield curve scenario.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
Tax-Exempt Limited Maturity Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		0.08%	3.09%	3.62%	3.80%
Class A	at NAV	-0.42%	2.58%	3.10%	3.28%
	at POP	-4.61%	1.12%	2.22%	2.57%
Class B	without CDSC	-0.93%	2.06%	2.58%	2.77%
	with CDSC	-5.34%	1.09%	2.22%	2.77%
Class C	without CDSC	-0.91%	2.07%	2.59%	2.77%
	with CDSC	-1.89%	2.07%	2.59%	2.77%
Lehman 1-8 Year Municipal Bond Index		0.02%	4.47%	4.77%	4.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Intermediate Tax-Exempt Bond Fund against the Lehman 1-8 Year Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Tax-Exempt Limited Maturity Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

Portfolio Highlights
On May 31, 2004, the net assets of the Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	13.5%
Massachusetts	9.1%
Colorado	7.0%
New Jersey	6.3%
Georgia	6.1%
Ohio	4.9%
Maryland	4.8%
Oregon	4.7%
Florida	4.6%
Texas	4.3%
65.3%

An interview with Ronald M. Shostek, Mark G. McGlone and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis, but posted an absolute negative total return for the annual period. The Lehman Brothers 10 Year Municipal Bond Index declined 0.38% for the 12 months compared to the Lehman Brothers Aggregate Bond Index’s –0.44% return. Tax-exempt interest rates increased, reflecting an uptick in inflation, anticipation of interest rate increases by the Federal Reserve Board (the Fed), and a backup in U.S. Treasury rates. Indeed, these factors also led to significant volatility within the municipal bond market over the annual period. For example, municipal bond yields were pushed to 45-year lows by the middle of June 2003, due primarily to Fed Chairman Greenspan’s stated concerns about deflation. Investors mistakenly expected the Fed either to resort to “quantitative easing” or to push interest rates close to zero. When the Fed instead lowered the targeted federal funds rate to only 1.00% at the end of June, the tax-exempt bond market sold off, causing yields to rise through August. Concerns over Iraq, a jobless U.S. economic recovery, and certain technicals within the market subsequently combined to push municipal bond yields lower through March 2004. When economic statistics indicated that jobs were being created and that inflation was alive and well, another sell-off began in April 2004, moving tax-exempt yields even higher than their August 2003 levels. As of the end of May 2004, the market believed the Fed would begin to raise interest rates at its June 30th meeting and would continue to do so in a series of increments, with the targeted federal funds rate potentially reaching 2.00% by year end.

Even with all of this volatility, the fundamentals of the tax-exempt bond market remained strong. Supply of municipal bonds reached a record $384 billion in 2003, and new issuance totaled $147.8 billion for the first five months of 2004, with a total of $300 billion expected for the year 2004. The decrease in 2004 is due to the improved balance sheets of issuers, more free cash flow to pay for projects, and a decline in refunding of existing debt after interest rates began to move higher. Meanwhile, demand for municipal bonds during the annual period remained fairly strong, particularly from institutional investors. While retail demand declined modestly, hedge funds became significant players in the market. The municipal credit quality picture improved, as state and local government revenues increased in a recovering U.S. economy and as many municipalities continued to cut expenses and raise taxes.

Given this volatile market backdrop, we remained bearishly positioned in the Fund through much of the annual period. We kept the portfolio’s duration and average weighted maturity short relative to the Fund’s benchmark index, the Lehman 10-Year Municipal Bond Index. We also maintained an overweighted position in cash and cash equivalents. Nearly every bond in the portfolio was a premium bond, meaning that it had a selling price above face or redemption value, with the average coupon, or interest rate the issuer promises to pay to the holder until maturity, of the bonds in the portfolio near 5.5%. We also employed the “kicker” structure in the portfolio, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. This structure enhanced the marketability of the bonds.

We maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted a bit more toward bonds with shorter maturities. We established the laddered portfolio structure in an effort both to reduce the volatility and risks associated with interest rate movements and to produce more consistent returns over time. At the end of the annual period, the Fund had an average effective duration of 2.82 years and a weighted average maturity of 8.0 years. The portfolio’s

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

credit quality, as always, remained high. As of May 31, 2004, the portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. In all, the Fund outperformed its benchmark index for the fiscal year.

Would you give us more specific examples?

Maintaining a shorter-than-average duration benefited the Fund from June to August 2003 and from April to May 2004, when the tax-exempt bond market was selling off. While the positioning hurt the Fund during much of the rest of the annual period, we still believed the strategy was sound, given that the price declines were so sharp, large, and quick. The conservative nature of the Fund and its higher credit quality portfolio actually detracted from the Fund’s annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure worked well, with the exception of the last two months when the yield curve started to steepen in anticipation of the Federal Reserve Board hiking interest rates this summer.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates could continue to move higher in the months ahead, as the U.S. economy may continue to expand. The economy should also drive continuing improvement in state and local governments’ fiscal and credit rating positions. We believe rising inflation may force the Federal Reserve Board to move the targeted federal funds rate from its current 1.00% to 2.00% by the end of 2004 and to 4% by mid-2005. As a result, the municipal yield curve may well flatten, but yields across all maturities may likely rise. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but greater-than-expected supply may cause periods of volatility.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. At the same time, we anticipate shifting the portfolio to a more “barbell” like structure, emphasizing bonds with maturities at either end of the yield curve, which should serve the Fund well in a flattening yield curve scenario.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2004

		Average Annual Returns as of May 31, 2004
National Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		0.13%	3.98%	4.34%	4.45%
Class A	at NAV	-0.16%	3.77%	4.21%	4.35%
	at POP	-4.45%	2.28%	3.31%	3.63%
Class B	without CDSC	-0.91%	2.92%	3.29%	3.40%
	with CDSC	-5.26%	1.99%	2.94%	3.40%
Class C	without CDSC	-0.96%	2.95%	3.31%	3.41%
	with CDSC	-1.93%	2.95%	3.31%	3.41%
Lehman 10-Year Municipal Bond Index		-0.38%	5.64%	5.64%	5.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilemutualfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the National Tax-Exempt Bond Fund against the Lehman 10-Year Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The National Tax-Exempt Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 44.

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

May 31, 2004

Index Definitions:

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.

The NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between 1 and 5 years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.

The Lehman 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1-8 years.

The Lehman 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advise, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — 15.6%
Federal Home Loan Bank — 1.9%
Notes
1.60%, 12/30/04	$5,000	$5,000,000
1.40%, 04/01/05	10,000	9,998,819

		14,998,819

Federal Home Loan Mortgage — 4.8%
Discount Notes
1.27%, 06/16/04	15,000	14,992,063
1.17%, 09/20/04	10,000	9,963,925
Note
1.38%, 02/25/05	12,500	12,500,000

		37,455,988

Federal National Mortgage Association — 3.8%
Discount Notes
1.23%, 10/27/04	10,000	9,949,433
1.28%, 12/10/04	10,000	9,931,733
Floating Rate Note**
1.22%, 02/14/05	10,000	10,000,001

		29,881,167

Student Loan Marketing Association — 5.1%
Floating Rate Notes**
1.13%, 07/15/04	10,000	10,000,000
1.13%, 08/19/04	15,000	14,999,999
1.07%, 11/18/04	15,000	15,000,000

		39,999,999

TOTAL AGENCY OBLIGATIONS
(Cost $122,335,973)		122,335,973

ASSET BACKED SECURITIES*** — 23.5%
Finance — 23.5%
Amsterdam Funding Corp.
1.03%, 06/09/04	25,000	24,994,278
Barton Capital
1.03%, 06/08/04	20,000	19,995,994
Edison Asset Securitization
1.07%, 08/17/04	10,000	9,977,114
1.11%, 09/08/04	10,000	9,969,475
Fairway Finance
1.08%, 07/08/04	15,000	14,983,350
Fountain Square
1.06%, 07/09/04	15,000	14,983,296
1.13%, 07/19/04	10,000	9,985,000
Kitty Hawk Funding
1.03%, 06/15/04	15,000	14,993,992
Old Line Funding
1.03%, 06/04/04	25,000	24,997,854
Three Pillars Funding
1.04%, 06/17/04	15,000	14,993,067

	Par (000)	Value

ASSET BACKED SECURITIES*** — Continued
Finance — Continued
Windmill Funding
1.03%, 06/07/04	$25,000	$24,995,708

TOTAL ASSET BACKED SECURITIES
(Cost $184,869,128)		184,869,128

CERTIFICATES OF DEPOSIT — 6.4%
CIBC
1.02%, 06/29/04	15,000	15,000,000
Societe Generale
1.05%, 07/08/04	15,000	15,000,000
Wells Fargo & Co.
1.05%, 06/30/04	20,000	20,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $50,000,000)		50,000,000

COMMERCIAL PAPER — 35.6%
Banks — 3.8%
J.P. Morgan & Co.
1.06%, 07/12/04	15,000	14,981,892
Northern Trust
1.03%, 06/10/04	15,000	14,996,137

		29,978,029

Broker / Dealers — 7.6%
Merrill Lynch
1.02%, 06/22/04	15,000	14,991,075
Morgan Stanley Dean Witter
1.03%, 06/17/04	15,000	14,993,133
UBS Finance
1.02%, 06/01/04	30,000	30,000,000

		59,984,208

Chocolate and Cocoa Products — 2.5%
Nestle Capital Corp.
1.07%, 08/10/04	20,000	19,958,389

Foreign Banks — 13.0%
ABN AMRO Finance, Inc.
1.06%, 09/20/04	15,000	14,950,975
CBA Finance
1.17%, 08/16/04	15,000	14,962,950
Dexia Del., LLC
1.06%, 07/14/04	25,000	24,968,347
HBOS Treasury Service
1.08%, 07/13/04	25,000	24,968,500
KFW International Finance
1.23%, 10/26/04	11,000	10,944,753
Westdeutche Landesbank Girozentrale
1.07%, 07/26/04	10,000	9,983,653
1.20%, 10/08/04	1,500	1,493,550

		102,272,728

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

COMMERCIAL PAPER — Continued
Personal Credit Institutions — 5.1%
American Honda Finance
1.01%, 06/03/04	$15,000	$14,999,158
Toyota
1.03%, 06/23/04	25,000	24,984,264

		39,983,422

Utilities — Electric — 3.6%
General Electric Capital Corp.
1.05%, 06/02/04	18,000	17,999,475
1.15%, 09/14/04	10,000	9,966,458

		27,965,933

TOTAL COMMERCIAL PAPER
(Cost $280,142,709)		280,142,709

DOMESTIC CORPORATE BONDS — 0.7%
Financial Services — 0.7%
BP Capital
4.00%, 04/29/05	5,000	5,120,571

TOTAL DOMESTIC CORPORATE BONDS
(Cost $5,120,571)		5,120,571

REPURCHASE AGREEMENTS — 13.1%
Banc of America Securities, LLC
(Agreement Dated 05/28/04 to be repurchased at $24,008,122 collateralized by $18,625,000 (Value $24,356,161) U.S. Treasury Notes, 7.875%, due 02/15/21)
0.91%, 06/01/04	24,006	24,005,695
Goldman Sachs Asset Management
(Agreement Dated 05/28/04 to be repurchased at $15,001,583 collateralized by $15,440,000 (Value $15,280,357) U.S. Treasury Notes, 5.25%, due 02/15/29)
0.95%, 06/01/04	15,000	15,000,000
JP Morgan Securities
(Agreement Dated 05/28/04 to be repurchased at $18,001,820 collateralized by $19,610,000 (Value $18,335,949) U.S. Treasury Notes, 3.625%, due 05/15/13)
0.91%, 06/01/04	18,000	18,000,000
Morgan Stanley Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $20,002,111 collateralized by $18,285,000 (Value $20,391,840) U.S. Treasury Notes, 7.00%, due 07/07/06)
0.95%, 06/01/04	20,000	20,000,000

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Wachovia Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $26,002,744 collateralized by $56,369,000 (Value $26,366,841) U.S. Treasury Strips, 5.68%, due 05/15/18)
0.95%, 06/01/04	$26,000	$26,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $103,005,695)		103,005,695

	Shares
INVESTMENT COMPANIES — 5.1%
BlackRock Provident Institutional Funds —TempFund	1,720,052	1,720,052
Goldman Sachs Financial Square Prime Obligations Fund	17,122,438	17,122,438
Merrill Lynch Premier Institutional Fund	21,168,803	21,168,803

TOTAL INVESTMENT COMPANIES
(Cost $40,011,293)		40,011,293

TOTAL INVESTMENT IN SECURITIES — 100.0%
(Cost $785,485,369*)		785,485,369
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.0)%		(384,086)

NET ASSETS — 100%		$785,101,283

NET ASSET VALUE PER SHARE
Institutional Shares
($701,819,953 ÷ 701,883,858 shares outstanding)		$1.00

Class A Shares
($82,792,086 ÷ 82,792,086 shares outstanding)		$1.00

Class B Shares
($14,042 ÷ 14,042 shares outstanding)		$1.00

Class C Shares
($475,202 ÷ 475,202 shares outstanding)		$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 28, 2004.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — 81.0%
Federal Farm Credit Bureau — 7.3%
Discount Notes
0.96%, 06/23/04	$7,500	$7,495,600
1.10%, 08/05/04	5,000	4,990,069
1.04%, 08/11/04	10,000	9,979,489
Note
1.00%, 07/16/04	5,000	5,000,000

		27,465,158

Federal Home Loan Bank — 20.1%
Discount Notes
0.98%, 06/09/04	15,000	14,996,734
1.01%, 06/11/04	10,000	9,997,194
0.985%, 06/16/04	15,000	14,993,844
1.01%, 07/09/04	10,000	9,989,339
1.05%, 07/21/04	8,000	7,988,333
1.075%, 08/04/04	7,500	7,485,667
1.38%, 11/05/04	5,000	4,969,908
Note
1.40%, 04/01/05	5,000	4,999,409

		75,420,428

Federal Home Loan Mortgage Corporation — 18.6%
Discount Notes
0.985%, 06/08/04	10,000	9,998,114
1.05%, 07/02/04	10,000	9,990,958
1.00%, 07/19/04	7,500	7,490,000
1.085%, 08/10/04	7,500	7,484,177
1.125%, 08/12/04	7,500	7,483,125
1.37%, 10/07/04	5,000	4,975,644
1.23%, 10/26/04	5,000	4,974,888
1.225%, 12/06/04	5,000	4,968,014
Notes
1.375%, 02/25/05	7,500	7,500,000
1.085%, 09/09/05	5,000	5,000,000

		69,864,920

Federal National Mortgage Association — 20.4%
Discount Notes
1.19%, 06/15/04	7,500	7,496,529
1.04%, 07/07/04	7,500	7,492,200
1.05%, 07/28/04	10,000	9,983,375
1.05%, 08/18/04	10,000	9,977,250
1.02%, 08/25/04	10,000	9,975,917
1.08%, 09/15/04	5,000	4,984,100
1.15%, 09/29/04	7,500	7,471,250
1.35%, 10/20/04	5,000	4,973,563
1.40%, 11/03/04	5,000	4,969,861
1.28%, 12/10/04	5,000	4,965,867
1.07%, 12/16/04	5,000	4,970,575

		77,260,487

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Student Loan Marketing Association — 14.6%
Floating Rate Notes*
1.13%, 06/17/04	$5,000	$5,000,000
1.13%, 07/15/04	10,000	10,000,000
1.13%, 08/19/04	10,000	10,000,000
1.11%, 09/16/04	10,000	10,000,000
1.14%, 10/21/04	10,000	10,000,000
1.07%, 11/18/04	10,000	10,000,000

		55,000,000

TOTAL AGENCY OBLIGATIONS
(Cost $305,010,993)		305,010,993

REPURCHASE AGREEMENT — 15.2%
Banc of America Securities, LLC
(Agreement Dated 05/28/04 to be repurchased at $12,008,208 collateralized by $9,315,000 (Value $12,181,350.) U.S. Treasury Notes, 7.875%, due 2/15/21)
0.91, 06/01/04	12,007	12,006,994
Goldman Sachs Asset Management
(Agreement Dated 05/28/04 to be repurchased at $10,001,056 collateralized by $10,295,000 (Value $10,188,554) U.S. Treasury Notes, 5.25%, due 02/15/29)
0.95%, 06/01/04	10,000	10,000,000
J.P. Morgan Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $10,001,011 collateralized by $10,000,000 (Value $10,187,158) U.S. Treasury Notes, 3.625%, due 05/15/13)
0.91%, 06/01/04	10,000	10,000,000
Morgan Stanley Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $12,001,267 collateralized by $8,495,000 (Value $12,236,551) U.S. Treasury Notes, 9.875%, due 05/15/13)
0.95%, 06/01/04	12,000	12,000,000
Wachovia Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $13,001,372 collateralized by $29,688,000 (Value $13,179,548) U.S. Treasury Strips, 5.74%, due 2/15/19)
0.95%, 06/01/04	13,000	13,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $57,006,994)		57,006,994

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2004

	Shares	Value
INVESTMENT COMPANIES — 3.8%
BlackRock Provident Institutional Funds — Temp Fund	118,538	$118,538
Goldman Sachs Financial Square Prime Obligations Fund	3,705,369	3,705,369
Merrill Lynch Premier Institutional Fund	10,318,669	10,318,669

TOTAL INVESTMENT COMPANIES
(Cost $14,142,576)		14,142,576

TOTAL INVESTMENT IN SECURITIES — 100.0%
(Cost $376,160,563**)		376,160,563
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.0)%		(195,374)

NET ASSETS — 100%		$375,965,189

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($373,145,234 ÷ 373,273,244 shares outstanding)	$1.00

Class A Shares
($2,814,022 ÷ 2,814,022 shares outstanding)	$1.00

Class B Shares
($2,918 ÷ 2,918 shares outstanding)	$1.00

Class C Shares
($3,015 ÷ 3,015 shares outstanding)	$1.00

*	The rates shown are as of May 28, 2004.
**	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — 98.1%
Alabama — 1.8%
City of Montgomery, RB, TECP, General Electric
0.92%, 06/07/04	$3,000	$3,000,000
Mobile Water & Sewer Commissioners Water & Sewer RB, INS: AMBAC
2.00%, 01/01/05	1,585	1,593,252

		4,593,252

Alaska — 1.2%
Valdez Alaska Marine Terminal, RB, VRDB, Exxon Pipeline Co. Project**
1.01%, 06/01/04	1,000	1,000,000
1.04%, 06/01/04	2,000	2,000,000

		3,000,000

Arizona — 3.1%
Phoenix Water Systems, RB, TECP, LIQ: Dexia Credit Local
1.06%, 10/06/04	3,000	3,000,000
Salt River Agriculture Improvement & Power Distribution, RB, TECP, Salt River Project, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America
1.06%, 08/05/04	2,000	2,000,000
0.95%, 06/04/04	3,000	3,000,000

		8,000,000

California — 3.5%
California Department of Water & Power Resources and Power Supply, RB, VRDB: SPA: Dexia Credit Local**
1.05%, 06/07/04	2,000	2,000,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local**
1.07%, 06/07/04	6,920	6,920,000

		8,920,000

Colorado — 1.9%
Colorado Housing and Financial Authority, RB, Single Family Mortgage,
1.00%, 07/01/04	2,000	2,000,000
Colorado State General Fund, TRAN	3,000	3,001,754
1.75%, 06/25/04

		5,001,754

	Par (000)	Value

MUNICIPAL BONDS — Continued
Connecticut — 1.3%
Connecticut State Health & Educational Facilities, Yale University, RB, VRDB**
1.05%, 06/03/04	$2,200	$2,200,000
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank**
1.01%, 06/07/04	1,100	1,100,000

		3,300,000

District of Columbia — 2.8%
District of Columbia, GO, INS: MBIA, Prerefunded 06/01/04 @ 102**
6.10%, 06/01/04	2,080	2,121,600
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America**
1.07%, 06/07/04	5,000	5,000,000

		7,121,600

Florida — 2.6%
Dade County School District, GO, INS: MBIA
6.00%, 07/15/04	2,000	2,012,093
Volusia County Health Facilities Authority, RB, VRDB, Pooled Hospital Lending Program, INS: FGIC, SPA: Sun Trust**
0.98%, 06/07/04	4,800	4,800,000

		6,812,093

Illinois — 3.8%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba**
1.12%, 06/07/04	1,000	1,000,000
Illinois Educational Facilities, RB, VRDB, Northwestern University, SPA: Bank One**
1.07%, 06/07/04	4,000	4,000,000
Illinois Educational Facilities, RB, VRDB, Northwestern University, SPA: Northern Trust Company**
1.07%, 06/07/04	1,600	1,600,000
Illinois Health Facilities Authority, RB, VRDB, Rush Presbyterian — St. Lukes Medical Center, LIQ: Northern Trust**,
1.08%, 06/07/04	1,220	1,220,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Illinois — Continued
Illinois Health Facilities Authority, RB, VRDB. St Lukes Medical Center, INS: MBIA, SPA: Bank One**
1.08%, 06/07/04	$2,000	$2,000,000

		9,820,000

Indiana — 2.8%
City of Mt. Vernon, RB, TECP, General Electric
0.95%, 07/01/04	4,500	4,500,000
Indiana State Office Building Community Facilities, RB
5.00%, 07/01/04	2,000	2,006,544
St Joseph County Educational Facilities, RB, VRDB, University of Notre Dame, LIQ: Northern Trust, Fifth Third**
0.92%, 06/01/04	700	700,000

		7,206,544

Louisiana — 0.6%
St Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project**
1.09%, 06/01/04	1,550	1,550,000

Maryland — 9.2%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank**
1.08%, 06/07/04	2,000	2,000,000
Maryland Health & Higher Education, RB, TECP, Johns Hopkins University
1.00%, 07/14/04	3,000	3,000,000
0.95%, 07/01/04	2,336	2,336,000
Maryland State & Local Facilities, GO, Prerefunded 10/15/04 @ 101.5
5.80%, 10/15/08	1,000	1,032,374
Montgomery County, BAN, TECP, LIQ: Toronto Dominion
1.05%, 06/02/04	1,700	1,700,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America**
1.11%, 06/07/04	5,000	5,000,000
Washington Suburban District, GO, VRDB, BAN, SPA: Bank of America**
1.05%, 06/01/04	3,675	3,675,000
1.05%, 06/01/04	5,050	5,050,000

		23,793,374

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — 4.5%
Boston, GO
5.25%, 02/01/05	$1,025	$1,053,994
Massachusetts Bay Transportation Authority Sales Tax, RB
2.00%, 07/01/04	2,580	2,582,308
Massachusetts State Water Revenue Authority, RB, TECP, LIQ: Bayerische Landesbank Gironzentrale
1.05%, 08/02/04	6,000	6,000,001
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust**
1.11%, 06/07/04	2,000	2,000,000

		11,636,303

Michigan — 3.0%
Michigan State Building Authority, RB, Facilities Program
5.25%, 10/15/04	2,585	2,624,775
University of Michigan, RB, TECP,
0.95%, 06/04/04	3,000	3,000,000
University of Michigan, RB, VRDB, University Hospital**
1.08%, 06/01/04	2,000	2,000,000

		7,624,775

Minnesota — 4.4%
Minneapolis, RB, VRDB, University Gateway Project, SPA: Wells Fargo Bank**
0.99%, 06/07/04	6,000	6,000,000
Rochester Minnesota Health, RB, TECP, Mayo Foundation
1.00%, 07/08/04	2,400	2,400,000
1.00%, 07/08/04	3,000	3,000,000

		11,400,000

Missouri — 0.8%
Missouri State Health & Educational Facilitles, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust**
1.06%, 06/07/04	850	850,000
1.06%, 06/07/04	1,140	1,140,000

		1,990,000

New Jersey — 1.4%
New Jersey Economic Development Authority, RB, INS: MBIA, Prerefunded 07/01/04 @ 102**
5.875%, 07/01/04	2,000	2,047,800

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
New Jersey — Continued
New Jersey State Educational Facilities Authority, RB, William Paterson University, INS: XLCA
5.00%, 07/01/04	$1,525	$1,529,965

		3,577,765

New Mexixo — 1.9%
New Mexico State, TRAN
2.00%, 06/30/04	5,000	5,004,517

New York — 7.6%
Long Island Power Authority, RB, VRDB, INS: MBIA, SPA: Credit Suisse First Boston**
0.98%, 06/07/04	4,000	4,000,000
New York City Municipal Water Finance Authority, RB, ETM
5.00%, 06/15/04	3,000	3,004,543
New York City Municipal Water Finance Authority, Water & Sewer System, RB, VRDB, INS: FGIC, SPA: FGIC**
1.08%, 06/03/04	2,000	2,000,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York**,
1.10%, 06/07/04	1,900	1,900,000
New York Environmental Facilities Corp, RB, TECP
0.95%, 06/02/04	2,500	2,500,000
0.93%, 06/02/04	4,000	4,000,000
New York Urban Development Corp, RB, ETM
6.00%, 01/01/05	2,000	2,054,064

		19,458,607

North Carolina — 4.9%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina**
1.11%, 06/07/04	1,000	1,000,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project**
0.93%, 06/07/04	5,420	5,420,000
University of North Carolina, RB, VRDB**
1.03%, 06/07/04	4,200	4,200,000
Winston Salem Community Treatment Facilities Partnership, COP, VRDN, SPA: Dexia Credit Local**
1.08%, 06/07/04	2,000	2,000,000

		12,620,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — 2.6%
Columbus, GO
5.00%, 07/15/04	$2,105	$2,114,930
Ohio State University General Receipts, RB, VRDB**
1.03%, 06/01/04	1,600	1,600,000
Ohio State University, RB, TECP
0.93%, 06/02/04	3,000	3,000,000

		6,714,930

Oregon — 1.0%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust**
1.03%, 06/07/04	2,600	2,600,000

Pennsylvania — 3.4%
Allentown Commercial & Industrial Development, RB, VRDB, Diocese of Allentwon. LOC: Wachovia Bank**
1.10%, 06/07/04	1,000	1,000,000
City of Philadelphia, GO, TRAN
2.00%, 06/30/04	3,000	3,002,449
Delaware County IDA, RB, VRDB, General Electric**
1.03%, 06/07/04	2,200	2,200,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank**
1.07%, 06/07/04	2,500	2,500,000

		8,702,449

Puerto Rico — 1.2%
Puerto Rico Commonwealth, TRAN
2.00%, 07/30/04	3,000	3,004,808

South Carolina — 4.2%
Berkeley County, RB, PCRB, VRDB, GTD, Amoco Chemical Company Project**
1.10%, 06/01/04	2,200	2,200,000
South Carolina Public Service, RB, TECP, LIQ: Dexia Credit Local
1.05%, 07/14/04	4,600	4,600,000
South Carolina Public Service, RB, TECP, LIQ: Toronto Dominion, Bank of Nova Scotia
1.06%, 08/05/04	4,000	4,000,000

		10,800,000

Tennessee — 1.2%
Tennessee State Local Development Authority, BAN, RB
3.00%, 05/31/05	3,000	3,044,070

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 10.3%
Dallas Area Rapid Transit, RB, TECP, LIQ: Westdeutsche Landesbank, State Street Bank & Trust
1.06%, 08/04/04	$4,200	$4,200,000
Harris County, GO, TECP, RCA: Bank of Nova Scotia
1.06%, 08/04/04	3,000	3,000,000
Houston, TRAN
2.00%, 06/30/04	3,000	3,002,223
North Central Texas Health Facilities Development, RB, VRDB, Presbyterian Medical Center, INS: MBIA, SPA: Chase Manhattan**
1.02%, 06/01/04	1,200	1,200,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project**
1.08%, 06/07/04	2,000	2,000,000
San Antonio Gas & Electric, RB, TECP
0.95%, 06/09/04	4,000	4,000,000
Texas State, RB, TRAN
2.00%, 08/31/04	9,135	9,155,334

		26,557,557

Utah — 2.9%
Intermountain Power Agency, RB, TECP, INS: AMBAC, SPA: Morgan Guaranty Trust
1.06%, 09/01/04	2,000	2,000,000
1.05%, 06/08/04	4,000	4,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco**
1.10%, 06/01/04	1,500	1,500,000

		7,500,000

Virginia — 6.2%
Fairfax County, GO, GPI, INS: SAW
4.50%, 06/01/04	1,000	1,000,000
IDA of Hampton, RB, TECP Sentara Health Systems, LIQ: Wachovia Bank
0.95%, 06/08/04	3,000	3,000,000
Loudoun County IDA, RB, TECP, VRDB, Howard Hughes Medical Institute**
1.07%, 06/07/04	4,155	4,155,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank
1.05%, 07/13/04	5,000	5,000,000
University of Virginia, RB, TECP
1.00%, 07/08/04	1,600	1,600,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Virginia State Public Building Authority Building, RB
5.10%, 08/01/04	$1,200	$1,207,877

		15,962,877

Washington — 1.6%
City of Tacoma, GO, TECP, LIQ: Bank of America
0.95%, 06/10/04	4,000	4,000,000

Wisconsin — 0.4%
State of Wisconsin GO, TECP, SPA: Bank of Nova Scotia
0.92%, 07/07/04	1,071	1,071,000

TOTAL MUNICIPAL BONDS
(Cost $252,388,275)		252,388,275

	Shares
INVESTMENT COMPANIES — 1.6%
BlackRock Provident Institutional Funds —MuniFund	2,593,318	2,593,318
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,407,364	1,407,364

TOTAL INVESTMENT COMPANIES
(Cost $4,000,682)		4,000,682

TOTAL INVESTMENT IN SECURITIES — 99.7%
(Cost $256,388,957*)		256,388,957
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		874,113

NET ASSETS — 100%		$257,263,070

NET ASSET VALUE PER SHARE
Institutional Shares
($249,891,518 ÷ 249,969,820 shares outstanding)		$1.00

Class A Shares
($7,369,535 ÷ 7,369,920 shares outstanding)		$1.00

Class B Shares
($1,007 ÷ 1,007 shares outstanding)		$1.00

Class C Shares
($1,010 ÷ 1,010 shares outstanding)		$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 28, 2004 and the maturity dates shown are shorter of (i) the next interest readjustment or (ii) the date on which the principal amount can be recovered through demand.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

COMMON STOCK — 98.4%
Consumer Discretionary — 14.1%
Amazon Co., Inc.*	26,070	$1,258,920
Comcast Corp. — Class A New*	346,940	10,043,912
DIRECTV Group, Inc.*	494,412	8,706,595
Ebay, Inc.*	16,250	1,443,000
Gannett Co., Inc.	106,580	9,357,724
Harley-Davidson, Inc.	48,300	2,776,767
Home Depot, Inc.	68,430	2,458,006
Johnson Controls, Inc.	127,280	6,862,938
Sony Corp. ADR	202,345	7,460,460
The Walt Disney Co.	322,640	7,572,361
Tiffany & Co.	259,680	9,184,882

		67,125,565

Consumer Staples — 10.6%
Costco Wholesale Corp.	91,180	3,444,780
General Mills, Inc.	287,910	13,258,255
Nestle ADR	162,550	10,561,085
Pepsico, Inc.	89,070	4,753,666
Procter & Gamble Co.	81,990	8,840,162
Sysco Corp.	255,330	9,574,875

		50,432,823

Energy — 5.4%
BP PLC ADR	148,410	7,865,730
Exxon Mobil Corp.	361,422	15,631,501
Schlumberger Ltd.	41,050	2,346,829

		25,844,060

Financials — 20.4%
Berkshire Hathaway B, Inc.*	3,387	10,066,164
Capital One Financial	96,040	6,728,562
Citigroup, Inc.	37,800	1,755,054
Fifth Third Bancorp	129,300	7,019,697
Jefferson Pilot Corp.	213,175	10,942,273
Legg Mason, Inc.	42,880	3,761,005
Marsh & McLennan Co.	102,140	4,506,417
MBNA Corp.	262,990	6,679,946
Moody’s Corp.	200,110	13,085,193
Northern Trust Corp.	182,030	7,818,189
Simon Property Group, Inc.	40,520	2,089,616
State Street Corp.	320,560	15,521,515
Wells Fargo Co.	118,790	6,984,852

		96,958,483

Health Care — 14.2%
Abbott Laboratories	187,690	7,734,705
Alcon	174,840	13,717,945
Cephalon, Inc.*,**	97,640	5,259,867
Guidant Corp.	76,200	4,140,708
Hospira, Inc.*	63,809	1,636,063
Johnson & Johnson	224,670	12,516,366
Medco Health Solutions, Inc.*	114,191	4,000,111
Medtronic, Inc.	143,440	6,870,776

	Shares	Value

COMMON STOCK — Continued
Health Care — Continued
Pfizer, Inc.	335,190	$11,845,615

		67,722,156

Industrials — 10.8%
3M Co.	69,440	5,871,846
Emerson Electric Co.	60,620	3,619,014
General Electric Co.	63,480	1,975,498
Northrop Grumman Corp.	136,440	14,071,057
Southwest Airlines Co.	420,765	6,526,065
Tyco International, Ltd.	290,950	8,958,351
United Technologies	123,890	10,482,333

		51,504,164

Information Technology — 19.4%
Adobe Systems, Inc.	138,540	6,183,040
Automatic Data Processing, Inc.	367,260	16,317,361
Dell Computer Corp.*	242,150	8,518,837
Electronic Arts, Inc.*	233,110	11,848,981
Fair Isaac Corp.**	148,350	5,155,163
IBM	59,450	5,266,676
Intel Corp.	241,890	6,905,960
Intuit, Inc.*	195,210	7,648,328
Microsoft	379,600	10,002,460
Qualcomm, Inc.	136,560	9,159,079
SAP AG ADR	70,000	2,828,000
Texas Instruments, Inc.	83,400	2,177,574

		92,011,459

Telecommunication — 2.5%
Vodafone ADR	503,430	11,961,497

Utilities — 1.0%
Xcel Energy, Inc.	278,110	4,725,089

TOTAL COMMON STOCKS
(Cost $381,240,470)		468,285,296

	Par (000)
REPURCHASE AGREEMENTS — 1.5%
Morgan Stanley Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $7,370,778 collateralized by $6,630,000 (Value $7,517,986) U.S. Treasury Notes, 10.75%, due 08/15/05)
0.99%, 06/01/04	$7,370	7,370,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,370,000)		7,370,000

SECURITIES LENDING COLLATERAL — 0.3%
Asset Backed Securities — 0.0%
Blue Heron Funding VI Ltd. 1.14%, 06/21/04	71	70,594

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Commercial Paper — 0.1%
Ajax Bambino Funding
1.10%, 06/17/04	$71	$70,566
Beethoven Funding Corp.
1.07%, 06/22/04	71	70,557
Brahms Funding Corp.
1.10%, 06/10/04	71	70,581
Eiffel Funding LLC
1.10%, 07/08/04	71	70,521
Hannover Funding Co.
1.05%, 06/10/04	71	70,582
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	71	70,522

		423,329

Liquidity Note — 0.0%
Lakeside Funding
1.16%, 06/08/04	71	70,600

Repurchase Agreements — 0.2%
Bank of New York
1.03%, 06/01/04	985	984,935
Agreement dated 05/28/04 to be repurchased at $7,531,532 collateralized by:

	Value	Rate	Due
FFCB	$115,503	2.625%	09/17/07
FHLMC	11,408	4.500%	08/15/04
FNMA	877,726	4.750%	02/21/13

J.P. Morgan Chase, Inc.,
1.04%, 06/01/04	42	42,360

1,027,295

Agreement dated 05/28/04 to be repurchased at $42,365 collateralized by:

	Value	Rate	Due
ADB	$3,779	6.375%	10/01/28
IBRD	11,018	3.040%	02/15/06
IBRD	23,026	5.000%	03/28/06
IBRD	72	4.125%	08/12/09
IBRD	754	4.820%	02/15/10
IBRD	4,609	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,591,818)	1,591,818

TOTAL INVESTMENT IN SECURITIES — 100.2%
(Cost $390,202,288***)	477,247,114
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.2)%	(958,108)

NET ASSETS — 100%	$476,289,006

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($469,055,650 ÷ 26,193,710 shares outstanding)	$17.91

Class A Shares
($4,448,252 ÷ 249,027 shares outstanding)	$17.86

Class B Shares
($518,021 ÷ 29,108 shares outstanding)	$17.80

Class C Shares
($2,267,083 ÷ 127,675 shares outstanding)	$17.76

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $391,751,424. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$100,056,513
Excess of Tax cost over value	$(14,560,823)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

COMMON STOCK — 95.9%
Consumer Discretionary — 7.2%
Carnival Cruise	12,300	$524,103
Comcast Corp. — Class A New*	17,590	509,231
Gannett Co., Inc.	12,260	1,076,428
General Motors Corp.	22,870	1,038,069
Harley-Davidson, Inc.	25,710	1,478,068
May Department Stores Co.	25,200	722,232
Viacom Inc. — Class B	26,770	987,545

		6,335,676

Consumer Staples — 9.9%
Anheuser Busch Companies, Inc.	19,930	1,061,671
Conagra	50,820	1,429,058
General Mills, Inc.	37,430	1,723,652
Nestle ADR	15,470	1,005,106
Procter & Gamble Co.	17,815	1,920,813
Wal-Mart Stores, Inc.	28,960	1,613,941

		8,754,241

Energy — 11.8%
BP PLC ADR	61,015	3,233,795
Chevron-Texaco Corp.	24,650	2,228,360
Exxon Mobil Corp.	52,920	2,288,790
Halliburton Co.	48,940	1,421,218
Royal Dutch Petroleum — New York Shares — ADR	23,960	1,200,156

		10,372,319

Financials — 23.9%
American International Group	17,910	1,312,803
Archstone-Smith Trust	71,295	2,071,120
Bank of America Corp.	20,820	1,730,767
Bank of New York	41,920	1,260,534
Chubb Corp.	15,400	1,037,498
Citigroup, Inc.	53,730	2,494,684
Lincoln National Corp.	39,540	1,877,755
Marsh & McLennan Co.	25,210	1,112,265
Simon Property Group, Inc.	36,900	1,902,933
St Paul Co.	46,940	1,862,579
T Rowe Price Group, Inc.	20,885	1,005,822
Wachovia Corp.	35,711	1,685,916
Wells Fargo Co.	29,930	1,759,884

		21,114,560

Health Care — 10.3%
Abbott Laboratories	29,690	1,223,525
Hospira, Inc.*	2,969	76,125
Johnson & Johnson	22,680	1,263,503
Lilly (Eli), & Co.	15,705	1,156,987
Medco Health Solutions, Inc.*	22,800	798,684
Merck & Co, Inc.	24,125	1,141,113
Pfizer, Inc.	56,740	2,005,191
Wyeth Co.	38,510	1,386,360

		9,051,488

	Shares	Value

COMMON STOCK — Continued
Industrials — 10.0%
3M Co.	12,550	$1,061,228
Caterpillar, Inc.	14,640	1,103,124
Emerson Electric Co.	27,020	1,613,094
General Electric Co.	70,470	2,193,026
Honeywell International	55,295	1,863,442
United Technologies	11,400	964,554

		8,798,468

Information Technology — 7.4%
Automatic Data Processing, Inc.	22,770	1,011,671
Fair Isaac Corp.**	22,380	777,705
IBM	22,080	1,956,067
Intel Corp.	28,575	815,816
Intuit, Inc.*	20,280	794,570
Microsoft	44,310	1,167,569

		6,523,398

Materials — 5.5%
Air Products & Chemicals	30,450	1,521,587
Du Pont E I De Nemours	38,510	1,663,632
Weyerhaeuser Co.	13,540	818,899
Worthington Industries, Inc.	46,495	889,914

		4,894,032

Telecommunication — 6.2%
Alltel Corp.	32,540	1,647,500
SBC Communications, Inc.	49,990	1,184,763
Verizon Communications	52,340	1,809,917
Vodafone ADR	34,480	819,245

		5,461,425

Utilities — 3.7%
Duke Energy Corp.	43,430	865,994
Keyspan Corp.	22,690	803,226
Xcel Energy, Inc.	94,430	1,604,366

		3,273,586

TOTAL COMMON STOCKS
(Cost $69,573,339)		84,579,193

	Par (000)

REPURCHASE AGREEMENTS — 3.9%
Banc of America Securities, LLC
(Agreement Dated 05/28/04 to be repurchased at $1,470,148.63 collateralized by $1,145,000 (Value $1,497,331.78) U.S. Treasury Notes, .91%, due 02/15/21)
0.91%, 06/01/04	$1,470	1,470,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Morgan Stanley Securities, Inc.
(Agreement Dated 05/28/04 to be repurchased at $7,370,777.94 collateralized by $6,630,000 (Value $7,517,986.27) U.S. Treasury Notes, .95%, due 08/05/15)
0.95%, 06/01/04	$2,000	$2,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,470,000)		3,470,000

SECURITIES LENDING COLLATERAL — 0.9%
Asset Backed Securities — 0.0%
Blue Heron Funding
1.14%, 05/18/05	34	33,671

Commercial Paper — 0.2%
Ajax Bambino Funding
1.10%, 06/17/04	34	33,658
Beethoven Funding Corp.
1.07%, 06/22/04	34	33,653
Brahms Funding Corp.
1.10%, 06/10/04	34	33,665
Eiffel Funding LLC
1.10%, 07/08/04	34	33,636
Hannover Funding Co.
1.05%, 06/10/04	34	33,666
Mitten GMAC Commercial Mortgage
1.16%, 06/08/04	34	33,637

		201,915

Liquidity Note — 0.0%
Lakeside Funding,
1.16%, 06/08/04	34	33,674

Repurchase Agreements — 0.7%
Bank of New York
1.03%, 06/01/04	470	469,786
Agreement dated 05/28/04 to be repurchased at $469,840 collateralized by:

	Value	Rate	Due
FFCB	$55,091	2.625%	09/17/07
FHLMC	5,441	4.500%	08/15/04
FNMA	418,651	4.750%	02/21/13

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Repurchase Agreements — Continued
J.P. Morgan Chase
1.04%, 06/01/04	$20	$20,205

		489,991

Agreement dated 05/28/04 to be repurchased at $20,207 collateralized by:

	Value	Rate	Due
ADB	$1,803	6.375%	10/01/28
IBRD	5,255	3.040%	02/15/06
IBRD	10,983	5.000%	03/28/06
IBRD	34	4.125%	08/12/09
IBRD	360	4.820%	02/15/10
IBRD	2,198	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $759,251)	759,251

TOTAL INVESTMENT IN SECURITIES — 100.7%
(Cost $73,802,590***)	88,808,444
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.7)%	(606,356)

NET ASSETS — 100%	$88,202,088

NET ASSET VALUE PER SHARE
Institutional Shares
($87,813,864 ÷ 19,489,424 shares outstanding)	$4.51

Class A Shares
($298,195 ÷ 66,236 shares outstanding)	$4.50

Class B Shares
($33,001 ÷ 7,336 shares outstanding)	$4.50

Class C Shares
($57,028 ÷ 12,639 shares outstanding)	$4.51

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $74,047,215. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$18,979,731
Excess of Tax cost over value	$(4,218,501)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

COMMON STOCK — 98.4%
Consumer Discretionary — 17.5%
Cheesecake Factory*	17,350	$676,997
Comcast Corp. — Class A New*	15,110	437,435
DIRECTV Group, Inc.*	26,140	460,325
Harley-Davidson, Inc.	8,910	512,236
Home Depot, Inc.	12,420	446,126
New York Times Co.	7,300	340,399
Sony Corp. ADR	14,370	529,822
Target Corp.	17,880	799,236
Tiffany & Co.	22,780	805,728
Time Warner, Inc.*	13,680	233,107
Viacom, Inc. — Class B	12,530	462,233

		5,703,644

Consumer Staples — 10.0%
Anheuser Busch Companies, Inc.	13,940	742,584
General Mills, Inc.	7,345	338,237
Nestle ADR	5,360	348,246
Pepsico, Inc.	12,310	656,985
Sysco Corp.	19,080	715,500
Wal-Mart Stores, Inc.	8,140	453,642

		3,255,194

Financials — 11.7%
American International Group	9,660	708,078
Capital One Financial	7,610	533,157
Citigroup, Inc.	8,240	382,583
Fifth Third Bancorp	7,760	421,290
Marsh & McLennan Co.	9,140	403,257
Moody’s Corp.	10,700	699,673
State Street Corp.	13,540	655,607

		3,803,645

Health Care — 18.7%
Alcon	9,440	740,662
Amgen, Inc.*	9,630	526,761
Cephalon, Inc.*	10,370	558,632
Guidant Corp.	9,980	542,313
Johnson & Johnson	10,060	560,443
Lilly (Eli), & Co.	8,605	633,930
Medco Health Solutions, Inc.*	12,680	444,180
Medtronic, Inc.	5,370	257,223
Pfizer, Inc.	42,485	1,501,421
Wyeth Co.	8,810	317,160

		6,082,725

Industrials — 9.4%
General Electric Co.	39,160	1,218,659
Northrop Grumman Corp.	4,730	487,805
Southwest Airlines Co.	30,290	469,798
United Technologies	10,290	870,637

		3,046,899

	Shares	Value

COMMON STOCK — Continued
Information Technology — 27.4%
Automatic Data Processing, Inc.	21,850	$970,796
Cisco Systems*	51,370	1,137,845
Dell Computer Corp.*,**	18,990	668,068
Electronic Arts, Inc.*	11,870	603,352
Fair Isaac Corp.**	12,810	445,148
Intel Corp.	27,910	796,831
Intuit, Inc.*	13,410	525,404
Lexmark International, Inc.*	4,190	395,201
Microsoft	61,710	1,626,058
Oracle Corp.*	28,310	320,469
Qualcomm, Inc.	8,525	571,772
SAP AG ADR	14,840	599,536
Texas Instruments, Inc.	11,020	287,732

		8,948,212

Materials — 1.2%
Freeport-McMoran Copper	11,210	376,992

Telecommunication — 2.5%
Nextel Communications, Inc. — Class A*	13,985	323,473
Vodafone ADR	20,830	494,921

		818,394

TOTAL COMMON STOCKS
(Cost $25,882,399)		32,035,704

	Par (000)
REPURCHASE AGREEMENT — 1.6%
Banc of America Securities, LLC
(Agreement Dated 05/28/04 to be repurchased at $542,701.04 collateralized by $415,000 (Value $551,948.76) U.S. Treasury Notes, 7.875%, due 02/15/2021)
0.91%, 06/1/04	$531	531,000

TOTAL REPURCHASE AGREEMENT
(Cost $531,000)		531,000

SECURITIES LENDING COLLATERAL — 2.1%
Asset Backed Securities — 0.1%
Blue Heron Funding
1.14%, 05/18/05	31	30,785

Commercial Paper — 0.6%
Ajax Bambino Funding
1.10%, 06/17/04	31	30,773
Beethoven Funding Corp.
1.07%, 06/22/04	31	30,769
Brahms Funding Corp.
1.10%, 06/10/04	31	30,780
Eiffel Funding LLC.
1.10%, 07/08/04	31	30,753

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Commercial Paper — Continued
Hannover Funding Co.
1.05%, 06/10/04	$31	$30,780
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	31	30,754

		184,609

Liquidity Note — 0.1%
Lakeside Funding
1.16%, 06/08/04	31	30,788

Repurchase Agreements — 1.3%
Bank of New York
1.03%, 06/01/04	430	429,519
Agreement dated 05/28/04 to be repurchased at $429,568 collateralized by:

	Value	Rate	Due
FFCB	$50,369	2.625%	09/17/07
FHLMC	4,975	4.500%	08/15/04
FNMA	382,766	4.750%	02/21/13

J.P. Morgan Chase, Inc.
1.04%, 06/01/04	18	18,473

447,992

Agreement dated 05/28/04 to be repurchased at $18,475 collateralized by:

	Value	Rate	Due
ADB	$1,648	6.375%	10/01/28
IBRD	4,805	3.040%	02/15/06
IBRD	10,041	5.000%	03/28/06
IBRD	31	4.125%	08/12/09
IBRD	329	4.820%	02/15/10
IBRD	2,010	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $694,174)	694,174

TOTAL INVESTMENT IN SECURITIES — 102.1%
(Cost $27,107,573***)	33,260,878
OTHER LIABILITIES IN EXCESS OF ASSETS — (2.1)%	(685,951)

NET ASSETS — 100%	$32,574,927

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($32,363,790 ÷ 4,857,236 shares outstanding)	$6.66

Class A Shares
($151,762 ÷ 22,887 shares outstanding)	$6.63

Class B Shares
($50,579 ÷ 7,698 shares outstanding)	$6.57

Class C Shares
($8,796 ÷ 1,335 shares outstanding)	$6.59

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $27,312,056. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$6,793,397
Excess of Tax cost over value	$(844,575)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

COMMON STOCKS — 96.3%
Autos & Transportation — 3.7%
Alexander & Baldwin, Inc.	30,100	$959,287
Continental Airlines*,**	22,700	242,663
Gentex Corp.	12,000	456,000
Kirby Corp.*	18,000	637,200
Knight Transportation*	36,000	877,680
Republic Airways*	28,200	387,468
SCS Transportation, Inc.*	10,300	234,325
Skywest, Inc.	15,800	264,334
Thor Industries, Inc.	22,800	634,068
Wabtec	38,300	631,567
Yellow Roadway Corp.*	13,600	485,656

		5,810,248

Consumer Discretionary — 23.0%
A.H. Belo Corp.	16,200	476,604
Advisory Board*	62,000	2,122,260
Alderwoods Group, Inc.*	43,000	555,130
AMERICA’S Car Mart, Inc.*	16,100	474,950
Ann Taylor Stores Corp.*	33,600	951,216
Ask Jeeves, Inc.*	29,800	1,203,920
Barnes and Noble, Inc.*	20,000	598,800
Brinks Co.	32,100	992,853
Carters, Inc.*	7,600	237,424
Casella Waste Systems, Class A*	33,700	471,126
Cato Corp.	23,100	508,893
Charles River Associates*	21,400	726,102
Cheesecake Factory*	24,800	967,696
Coach, Inc.*	23,600	1,029,196
Cost Plus, Inc.*	22,500	740,025
Department 56, Inc.*	15,700	248,060
Electronics Boutique Holdings Corp.*,**	26,800	738,608
First Cash Services, Inc.*	80,350	1,655,210
Four Season Hotels	8,900	471,433
Furniture Brands Intl.	36,600	943,182
Gevity HR, Inc.	38,500	1,009,085
Guitar Center, Inc.*	27,200	1,166,880
Hibbett Sporting Goods*	93,100	2,418,738
Insight Enterprises, Inc.*	32,400	594,864
Integrated Alarm Services*,**	7,300	42,778
Jo-Ann Stores, Inc.*	14,175	405,830
K-Swiss, Inc., Class S	33,300	666,000
Kellwood Co.	18,800	765,160
LIN TV Corp.*	30,900	701,430
Movie Gallery	23,400	435,006
Oakley, Inc.	28,700	385,154
PC Mall, Inc.*	33,200	547,468
Phillips-Van Heusen Corp.	16,700	316,131
Pier 1 Imports	25,700	484,445
Rare Hospitality Intl, Inc.*	27,500	703,450
Reebok International Ltd.**	13,900	503,875
Service Corporation Intl.*,**	76,100	547,920
Shoe Carnival*	2,400	33,072

	Shares	Value

COMMON STOCKS — Continued
Consumer Discretionary — Continued
Shopko Stores, Inc.*	26,200	$357,368
Sonic Corp.*	44,112	978,404
Sports Authority, Inc.*	11,791	402,073
Take-Two Interactive*	16,100	479,297
Tech Data Corp.*	12,800	513,792
Tetra Tech, Inc.*	34,100	578,336
Tractor Supply Co.*	26,100	1,005,633
United Stationers, Inc.*	15,200	573,192
Urban Outfitters, Inc.*	44,400	2,438,448
Wolverine World Wide	22,300	587,605

		35,754,122

Consumer Staples — 1.1%
Bunge Limited	19,400	720,516
Constellation Brands, Inc.*	25,300	910,800

		1,631,316

Energy — 3.9%
Arch Coal, Inc.	24,100	783,250
Chesapeake Energy Corp.	56,100	740,520
FMC Technologies, Inc.*	18,000	485,460
Grey Wolf, Inc.*,**	119,500	436,175
Magnum Hunter Resources*	64,300	647,501
Newfield Exploration Co.*	18,300	910,425
Newpark Resources, Inc.*	88,800	501,720
W-H Energy Services, Inc.*	37,600	694,848
Whiting Petroleum Corp.*	33,700	790,265

		5,990,164

Exchange Traded Funds — 1.2%
Ishares Russell 2000**	11,800	1,939,920

Financial Services — 21.2%
Amerus Group	21,200	834,220
Ashford Hospitality Trust	27,600	245,088
Boston Private Financial	29,000	663,810
Brookline Bancorp	52,700	762,042
Camden Property Trust	17,200	803,412
Capitalsource, Inc.*,**	64,900	1,410,277
Colonial Bancgroup, Inc.	52,100	936,758
Commercial Federal	22,000	616,440
Compass Bancshares	22,800	958,740
Corillian Corp.*	207,100	998,222
Delphi Financial Group	55,700	2,243,595
Downey Financial Corp.	40,600	2,147,740
Espeed, Inc.*	69,900	1,326,003
Fidelity Bankshares, Inc.	25,400	859,536
First Republic Bank	17,600	717,376
Greater Bay Bancorp**	30,000	861,300
Harleysville Group	19,700	372,133
Highland Hospitality*	44,500	477,930
MAF Bancorp, Inc.	15,900	700,395
Pan Pacific Retail Properties	15,300	703,800
Platinum Underwriters	12,800	398,080

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Continued

May 31, 2004

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
Portfolio Recovery Associates, Inc.*	17,900	$479,183
Prentiss Properties Trust	19,500	643,500
Provident Bankshares	23,600	680,860
R & G Financial	62,000	1,944,940
RAIT Investment Trust	40,800	996,744
Reckson Assoc Realty Corp.	20,700	538,614
Redwood Trust	22,300	1,111,878
Renaissance Real Estate Holdings	14,900	787,465
Republic Bancorp	30,640	407,206
Riggs National Corp.	20,500	447,720
Silicon Valley Bancshares*	28,700	1,072,519
South Financial Group	31,100	857,116
Sterling Financial*	12,311	392,721
West America Bancorp	17,300	854,274
Westcorp	38,000	1,632,100
WR Berkley Corp.	24,300	1,012,095

		32,895,832

Health Care — 14.3%
Abgenix, Inc.*	54,100	817,992
Adolor Corp.*	28,400	396,464
Align Technology, Inc.*	100,100	1,907,906
America Service Group, Inc.*	14,300	514,800
Axonyx, Inc.*,**	135,600	672,576
Conceptus, Inc.*,**	66,100	689,423
Cooper Companies, Inc.	7,200	397,440
Digene Corp.*	31,600	1,232,716
Genesis Healthcare*	14,950	387,056
Idexx Laboratories, Inc.*	8,700	571,938
Immucor, Inc.*	7,300	226,884
Medicis Pharmaceutical**	45,700	1,934,024
MGI Pharma, Inc.*	6,300	405,153
Nektar Therapeutics*	134,800	2,896,852
Neurochem*	74,700	1,638,171
North American Scientific*	97,700	874,415
Ocular Sciences, Inc.*	24,700	825,227
Owens & Minor, Inc.	28,100	680,020
Pain Therapeutics*	126,000	985,320
Pozen, Inc.*	75,500	748,960
Protein Design Labs*,**	46,900	915,019
Province Healthcare*	19,400	310,788
Rehabcare Group, Inc.*	17,900	447,142
United Therapeutics Corp.*	36,200	856,492
Wilson Greatbatch Technologies, Inc.*	31,300	851,360

		22,184,138

Materials & Processing — 8.4%
Crown Holdings, Inc.*	51,100	456,323
Gibraltar Steel	20,300	587,685
Golden Star Resources*,**	79,700	396,109
Griffon Corp.*	45,100	1,049,928
H. B. Fuller Co.	16,700	447,393

	Shares	Value

COMMON STOCKS — Continued
Materials & Processing — Continued
Harsco Corp.	15,200	$659,832
Insituform Technologies*	18,500	283,050
Jacobs Engineering Group, Inc.*	10,900	486,140
Kaydon Corp.	25,900	694,897
Louisiana-Pacific Corp.	39,700	917,070
Macdermid, Inc.	25,400	791,464
Meridian Gold*	36,700	477,100
Mueller Industries, Inc.	13,100	428,370
Pactiv Corp.*	39,300	926,694
Polyone Corp.*	65,800	453,362
Spartech	21,500	491,920
St. Joe Co.	16,000	624,800
Texas Industries	19,000	700,150
Universal Forest Products	7,700	222,992
Walter Industries, Inc.	42,900	546,117
Wausau-Mosinee Paper	26,400	401,544
WCI Communities, Inc.*	46,600	1,036,850

		13,079,790

Producer Durables — 5.1%
Crane Co.	21,000	633,990
Cymer, Inc.*	30,200	1,111,360
Engineered Support Systems	16,800	880,320
Entegris, Inc.*	59,600	676,460
Federal Signal Corp.	14,600	260,026
KB Home	11,100	731,268
Photronics*	16,600	293,488
ROFIN-SINAR Technologies, Inc.*	25,600	669,978
Smith (A.O.) Corp.	10,800	318,060
Technitrol, Inc.*	40,900	851,129
Terex Corp.*	12,600	371,574
Varian Semiconductor Equipment*	28,400	1,044,268

		7,841,921

Technology — 12.5%
Actel Corp.*	24,000	479,040
Agile Software Corp.*	132,200	1,057,600
Akamai Technologies*,**	52,800	784,608
ASM International N.V.*	18,100	394,399
Bell Microproducts*,**	41,200	262,444
Datastream Systems, Inc.*	55,500	347,430
Filenet Corp.*	17,400	475,890
Herley Industries, Inc.*	24,000	493,200
Ingram Micro, Inc.*	41,900	605,455
Integrated Silicon Solution*	37,000	588,300
International Rectifier*	16,600	734,882
Ivillage, Inc.*	49,100	338,299
Manhattan Associates*	31,900	909,150
Matrix One, Inc.*	145,900	996,497
Netegrity, Inc.*	102,300	963,666
Netgear, Inc.*	59,900	724,790
O2Micro International Ltd.*	107,400	1,859,094
Overland Storage, Inc.*	29,400	421,008

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Concluded

May 31, 2004

	Shares	Value

COMMON STOCKS — Continued
Technology — Continued
Plexus Corp.*	34,100	$500,929
Power Integrations*	34,400	947,376
Qad, Inc.*	34,500	364,665
Skyworks Solutions, Inc.*	170,500	1,524,270
Storage Technology Corp.*	28,800	813,600
Symbol Technologies, Inc.	44,400	654,012
Synnex Corp.*	23,200	395,328
Tessera Technologies*	48,800	858,880
Varian, Inc.*	21,900	974,550

		19,469,362

Utilities — 1.9%
Black Hills Corp.	8,600	251,980
El Paso Electric Co.*	31,200	450,840
Mediacom Corp.*	138,800	1,124,280
PNM Resources	19,300	579,965
Southwest Gas Corp.	25,300	571,780

		2,978,845

TOTAL COMMON STOCKS
(Cost $124,427,274)		149,575,658

	Par (000)
AGENCY OBLIGATIONS — 0.7%
Federal National Mortgage Association — 0.7%
Discount Note, 0.99%, 6/16/04	$1,010	1,009,561

TOTAL AGENCY OBLIGATIONS
(Cost $1,009,588)		1,009,561

SECURITIES LENDING COLLATERAL — 3.8%
Asset Backed Securities — 0.2%
Blue Heron Funding
1.14%, 05/18/05	260	259,528

Commercial Paper — 1.0%
Ajax Bambino Funding
1.10%, 06/17/04	260	259,427
Beethoven Funding Corp.
1.07%, 06/22/04	260	259,392
Brahms Funding Corp.
1.10%, 06/10/04	260	259,483
Eiffel Funding LLC
1.10%, 07/08/04	260	259,261
Hannover Funding Co.
1.05%, 06/10/04	260	259,486
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	260	259,263

		1,556,312

Liquidity Note — 0.2%
Lakeside Funding
1.16%, 06/08/04	260	259,554

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Repurchase Agreements — 2.4%
Bank of New York
1.03%, 06/8/04	$3,621	$3,620,988
Agreement dated 05/28/04 to be repurchased at $3,621,402 collateralized by:

	Value	Rate	Due
FFCB	$424,631	2.625%	09/17/07
FHLMC	41,938	4.500%	08/15/04
FNMA	3,226,848	4.750%	02/21/13

J.P. Morgan Chase, Inc.
1.04%, 06/1/04	156	155,72

3,776,720

Agreement dated 05/28/04 to be repurchased at $155,750 collateralized by:

	Value	Rate	Due
ADB	$13,894	6.375%	10/01/28
IBRD	40,505	3.040%	02/15/06
IBRD	84,653	5.000%	03/28/06
IBRD	264	4.125%	08/12/09
IBRD	2,773	4.820%	02/15/10
IBRD	16,944	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $5,852,114)	5,852,114

TOTAL INVESTMENT IN SECURITIES — 100.8%
(Cost $131,288,976***)	156,437,333
OTHER LIABILITIES IN EXCESS OF ASSETS — (0.8)%	(1,200,644)

NET ASSETS — 100%	$155,236,689

NET ASSET VALUE PER SHARE
Institutional Shares
($153,815,419 ÷ 16,276,258 shares outstanding)	$9.45

Class A Shares
($894,085 ÷ 95,424 shares outstanding)	$9.37

Class B Shares
($75,538 ÷ 8,126 shares outstanding)	$9.30

Class C Shares
($451,647 ÷ 48,667 shares outstanding)	$9.28

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $132,433,494. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$27,878,961
Excess of Tax cost over value	$(3,875,122)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — 91.3%
Argentina — 0.0%
Grupo Financiero Galicia	11,896	$66,974

Australia — 1.7%
AMP Ltd.	234,314	931,340
John Fairfax Ltd.	50,931	125,752
National Australia Bank Ltd.	99,522	2,137,669
Newcrest Mining	32,570	294,011
News Corp.	24,311	222,926
Sons of Gwalia Ltd.*	20,967	40,248
Southcorp Ltd.*	46,946	105,862
Telstra Corp.	445,152	1,489,828

		5,347,636

Austria — 1.1%
Bank Austria Creditanstal	12,470	709,461
Erste Bank Der Oester	2,377	367,188
Flughafen Wien AG	1,470	81,713
OMV AG**	1,660	291,093
Telekom Austria AG*	118,750	1,658,932
Wienerberger Baustoffindustrie AG**	5,285	178,899
Wienerberger Rights AG	6,038	0

		3,287,286

Belgium — 0.3%
Almancora Communications	991	47,801
Almanij*	4,239	257,115
Belgacom SA*	4,974	150,635
Fortis**	10,446	221,957
Kredietbank	3,198	183,351
Sun Interbrew	5,219	159,075

		1,019,934

Brazil — 0.1%
Centrais Elec Bras	34,423	165,281
Centrais Elec Pref.	22,115	93,989
Companhia De Babidas ADR	6,160	116,732
Companhia De Consessoes Rodoviarias	5,710	48,551

		424,553

Canada — 0.6%
Canadian Natural Resources	13,360	347,070
Encana Corp.	5,998	235,155
Opti Canada, Inc.*	2,916	41,242
Petro Canada	2,378	102,903
Royal Bank of Canada	24,958	1,077,258
Telesystem International Wireless, Inc.*	14,072	120,597

		1,924,225

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Czech Republic — 0.5%
Cesky Telecom	13,002	$162,546
Komercni Banka	12,900	1,409,811

		1,572,357

Denmark — 0.2%
D/S Svenborg B	14	91,023
Danisco A/S	7,689	364,205
Kobenhavns Lufthavne A/S	619	87,808
Lundbeck A/S**	3,917	86,819

		629,855

Finland — 0.7%
Fortum Oyj	17,844	209,840
Nokia A Shares	153,867	2,096,905

		2,306,745

France — 8.6%
Accor SA	2,058	85,346
Alcatel Alsthom*	14,291	205,404
Aventis*,**	53,497	4,243,046
Banque Nationale de Paris*,**	49,689	3,033,887
Bouygues**	9,253	319,092
Compagnie Francaise d’Etudes et de Construction Technip SA**	1,176	158,542
Danone*,**	5,975	1,030,248
France Telecom*	286,804	6,896,044
Gecina*	1,221	95,202
LVMH Moet Hennessy	2,454	175,307
Pernod Ricard French	1,003	125,543
Renault**	18,426	1,372,556
Sanofi-Synthelabo SA	11,770	777,576
Societe Generale**	17,309	1,466,900
Thales SA	3,122	110,065
Total Fina Elf**	31,621	5,934,971
Unibail SA	821	81,659
Valeo SA	1,880	76,242
Vivendi Environment	7,637	204,238
Vivendi Universal*	5,294	134,920

		26,526,788

Germany — 4.7%
Adidas AG	2,262	267,302
Bayer AG	21,276	606,401
Bayer Hypo Vereins*	15,246	257,296
Commerzbank AG*	17,521	285,634
Depfa Bank**	7,312	109,649
Deutsche Bank AG*	4,199	329,705
Deutsche Post	6,922	138,795
Deutsche Telekom*,**	165,355	2,778,464
E. On AG**	14,128	982,525
Fraport AG*	16,638	480,509
Freenet*	527	48,202

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2004

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Germany — Continued
Fresenius Medical Care**	2,075	$153,173
Henkel Kgaa**	2,464	188,057
Henkel Kgaa-Vorzug	1,005	84,006
Hypo Real Estate Holdings*	6,040	169,790
Medion	2,125	80,443
Metro GR*,**	16,167	783,771
Muenchener Reuckversicherungs**	13,887	1,420,242
Porsche	3,122	2,108,275
Prosieben Sat.1 Media	3,983	63,489
Puma AG	201	48,845
Rhoen-Klinikum*	1,268	57,307
RWE AG	4,776	209,668
Schering AG	3,074	168,171
Siemens AG	37,442	2,642,749

		14,462,468

Greece — 0.1%
Coca-Cola Hellenic*	3,231	80,726
Hellenic Telecom	17,242	226,973

		307,699

Hungary — 0.7%
Egis RT	3,069	119,188
Gedeon Richter RT	960	94,605
Matav RT	91,911	356,946
OTP Bank*	77,095	1,609,308

		2,180,047

India — 0.2%
Dr. Reddy’s Lab*	3,593	70,243
HDFC India	3,638	45,584
IDIDI Bank	30,648	166,419
Ranbaxy Labs	2,620	57,142
Satyam Com, Warrant	32,826	220,612

		560,000

Indonesia — 0.2%
Bank Mandiri	1,181,225	162,379
Indofood Sukses Makmur	612,015	46,190
Semen Gresik*	70,265	70,454
Telekomunikasi	317,660	253,443

		532,466

Ireland — 0.0%
Celtic Resource Holdings*	5,001	36,080
Dragon Oil PLC*	113,489	91,346

		127,426

Italy — 3.7%
Banca Antonveneta SPA	8,054	160,706
Banca Nazionale Lavoro	128,829	269,803

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Italy — Continued
Banca Popolare	20,776	$122,286
Banco Ambrosiano Veneto	82,255	295,310
Beni Stabili SPA	113,987	83,378
Capitalia SPA	33,357	98,372
Cassa Di Risparmio	89,247	153,123
Credito Emiliano	24,993	192,583
Credito Italiano **	539,793	2,524,615
Enel Spa*,**	30,502	249,931
Ente Nazionale Idrocarburi*,**	133,653	2,723,982
Saipem	17,879	162,874
Telecom Italia RNC**	1,900,735	4,119,924
Telecom Italia SPA**	44,420	136,151

		11,293,038

Japan — 17.5%
Aeon Credit Service Ltd.	3,415	224,937
Asatsu-DK, Inc.	8,100	208,867
Canon, Inc.	68,763	3,390,711
Central Japan Railway Co.**	38	306,338
Credit Saison	13,618	388,118
Dai Nippon Printing**	250,000	3,820,403
Daihatsu Motor Co. Ltd.	3,000	17,616
Daiwa Securities	27,000	188,591
Denso Co.	3,998	85,730
Fuji Photo Film	201,125	5,877,708
Fuji Television Network	358	816,250
Hitachi Capital Corp.	6,000	103,741
Hitachi Ltd.	16,865	115,968
Honda Motor Y50	7,338	316,027
Ito Yokado Corp.	6,532	265,358
Japan Tobacco Inc. **	111	893,825
Kansai Electric Power Inc.	99,700	1,746,385
Kao Corp.	125,226	2,928,832
Koito Manufacturing Co.	20,987	145,452
Konica Co.	161,000	2,177,743
Lawson, Inc.	26,100	956,390
Matsushita Electric Inds	35,423	489,079
Millea Holdings, Inc.	66	853,924
Mitsubishi Estate Co.	122,000	1,502,303
Mitsubishi Tokyo Finance	41	352,409
Mitsui Marine / Fire	103,000	917,005
Nidec Co.	900	98,530
Nintendo	10,600	1,062,637
Nippon Telegraph & Telephone	582	2,859,317
Nomura Securities	61,483	942,341
Ntt Docomo, Inc.	78	146,790
Oriental Land Co.	19,600	1,200,561
Rohm Co.	19,700	2,352,771
Sankyo Co. Ltd.	96,700	1,933,563
Sanyo Electric Co.	44,000	171,979
Seiyu*	41,031	142,184
Sekisui House Ltd.	10,000	104,049

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2004

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Japan — Continued
Sharp Yen 50	12,000	$203,140
Shiseido Let Ord.	30,643	362,642
SMC Co.	755	80,606
Sony Corp.	18,944	695,885
Sumitomo Trust & Bank**	8,615	53,081
Tokyo Broadcast	28,600	508,214
Tokyo Electric Power Co.**	55,400	1,185,442
Tokyo Gas Co. Ltd.**	526,000	1,851,292
Tokyo Price Index	554,246	5,817,012
Toyota Motor Corp.	8,792	318,190
Uni-Charm Corp.	6,517	316,047
Yamaha Motor Co., Ltd.	7,000	100,385
Yamanouchi Pharmaceutical	81,400	2,614,522

		54,210,890

Korea — 0.7%
Samsung Electronics**	9,549	2,122,265

Luxemburg — 0.0%
Millicom International Cellular SA*	4,356	100,362
SBS Broadcasting*	1,710	53,609

		153,971

Mexico — 0.2%
Fomento Economico**	44,815	192,432
Grupo Financiero Banorte	135,472	471,300
Grupo Financiero Inbursa	36,594	46,530

		710,262

Netherlands — 6.4%
Akzo Nobel NV	42,833	1,548,244
CSM	17,941	451,318
Euro Aero Defence	3,900	96,107
Fortis NL*	50,854	1,079,305
Heineken	9,089	300,562
ING Groep**	76,386	1,723,792
Koninklijke (Royal)	330,386	2,396,499
Koninklijke Grolsch N.V.	2,799	85,108
Philips Electronics	7,062	191,879
Royal Dutch Petroleum	82,715	4,141,305
Unilever NV — CVA**	118,703	7,805,784
VNU-Verenigde Nederalndse Uitgeversbedrijven	3,253	95,814

		19,915,717

New Zealand — 0.4%
Telecom Corp. of New Zealand Ltd.**	356,646	1,245,988

Norway — 0.4%
Norsk Hydro**	6,834	424,115
Sparebanken Midt	1,374	38,080

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Norway — Continued
Sparebanken Rogaland	4,745	$181,350
Statoil ASA**	37,051	466,497
Telenor ASA**	22,566	162,067

		1,272,109

Phillipines — 0.0%
Philippine Long Distance Telephone*	4,631	87,815

Poland — 0.8%
Agora SA*	12,140	144,457
Bank Millennium SA*	112,732	90,814
Bank Pekao	28,755	934,894
Bank Zachodni WBK SA	18,356	415,584
BK Przemyslowo-Handlowy	1,150	127,759
BRE Bank*	3,199	88,427
BRE Bank Rights	799	0
Budimex*	18,339	226,911
Orbis*	6,376	39,446
Telekomunikacja Polsk	93,862	363,236

		2,431,528

Portugal — 0.2%
Banco Commercial Portuguese	54,131	125,594
Electricidade de Portugal	59,472	161,226
Jeronimo Martins*	5,278	62,325
Media Capital SA*	26,727	127,287
Portugal Telecom SA	7,387	75,683

		552,115

Romania — 0.2%
Petrom	4,257,909	324,972
Romanian Development Bank	340,300	251,575

		576,547

Russian Federation — 0.6%
Moscow City Telephone ADR	3,180	44,647
North-West Telecom	2,414	62,221
Sberbank RF	2,235	894,000
Sibirtelecom	3,239	123,600
Sun Interbrew LTD GDR*	21,400	203,834
Uralsvyazinform ADR*	16,944	130,808
Volgatelecom	11,281	68,137
Wimm Bill Dann Foods ADR*	12,620	202,425

		1,729,672

South Africa — 0.1%
Nedcor Ltd.	44,442	426,343

Spain — 1.3%
Altadis SA — AS	3,065	93,795
Banco Pastor*	890	26,442
Endesa SA	18,144	334,785

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2004

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Spain — Continued
Fadesa Inmobiliaria*	2,821	$39,995
Groupo Empresarial Ence	7,533	199,157
Grupo Prisa	6,080	104,984
Iberdrola SA	8,059	162,577
Telefonica De Espana**	206,093	2,989,847

		3,951,582

Sweden — 1.4%
Elekta AB*	11,122	222,283
Ericsson*	53,306	148,723
Foreningssparbanken	41,575	772,360
Getinge AB	11,460	133,734
Nobia AB	5,955	66,697
Nordic Baltic Hldg	334,145	2,263,416
S.K.F. Ab ‘B’ Free	13,110	478,310
Skandia Forsakrings	24,949	100,060

		4,185,583

Switzerland — 8.2%
Ciba Specialty Chemicals AG, REG*	11,942	815,872
Credit Suisse Group*	54,088	1,856,257
Holdersbank Bearer**	46,689	2,430,508
Nestle	29,469	7,658,556
Novartis AG	140,666	6,302,160
Roche Holdings	25,325	2,664,939
Swatch Group AG*	2,030	282,394
UBS AG	47,423	3,398,699

		25,409,385

Taiwan — 0.4%
Chungwa Telecom ADR	71,837	1,160,168

Thailand — 0.0%
Airports of Thailand Public Company Ltd.*	12,800	16,722

Turkey — 0.9%
Akbank T.A.S.	127,521,332	535,055
Dogan Sirketler Grubu Holding AS*	101,767,644	172,832
Dogan Yayin Holding*	12,752,479	37,795
Enka Insaat VE Sanayi AS	573,000	10,972
Koc Holding AS	39,113,685	161,508
Migros Turk TAS	25,559,916	118,309
Sabanci Holding AS	148,707,259	423,392
Turk Dis Ticaret Bankasi AS	30,403,040	37,257
Turk Sise ve Cam Fabrikalari AS	7,226,000	12,152
Turkcell Iletisim Hizmetleri AS*	14,001,246	146,400

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Turkey — Continued
Turkiye Garanti Bankasi AS	193,971,086	$539,347
Turkiye Is Bankasi	174,517,663	586,955
Yapi ve Kredi Bankasi AS*	61,989,214	130,047

		2,912,021

Ukraine — 0.0%
Centerenergo	812	16,018

United Kingdom — 28.0%
Allied Domecq	434,246	3,650,431
Astrazeneca	9,924	462,339
BAA	86,917	866,907
Barclays	538,533	4,694,959
Billiton	339,704	2,858,790
BOC Group	155,700	2,540,666
BP Amoco	897,616	7,862,492
British Aerospace	46,545	175,583
British American Tobacco	351,050	5,149,059
British Land Co.	7,194	88,438
British Sky Broadcasting Group	24,376	274,186
Bunzl	171,768	1,445,519
Burberry Group	6,611	47,211
Cadbury Schweppes	361,947	3,085,794
Centrica	29,065	113,373
Diageo	36,257	481,282
GlaxosmithKline	299,182	6,253,300
Great Universal Stores	77,863	1,160,622
Hays PLC	423,652	959,279
Highland Gold Mining Ltd	9,524	41,908
Hilton Group	18,091	87,981
Imperial Tobacco	230,550	5,131,600
ITV PLC	1,303,906	2,838,892
Marks & Spencer	13,581	89,516
National Grid Transco	349,836	2,772,480
Pearson	16,916	206,247
Peter Hambro Mining*	15,652	124,546
Prudential Corp.	235,065	1,935,099
Rank Group	24,996	141,153
Reckitt Benckiser	99,189	2,687,862
Reed International	638,319	6,155,913
Rentokil Initial	834,352	2,241,072
RMC Group PLC	47,826	481,399
Rolls Royce	423,030	1,750,926
Royal & Sun Alliance	64,764	96,181
Scottish & Newcastle	10,408	81,482
Shell Transportation & Trading Co.	88,972	643,123
Smith & Nephew	8,776	92,037
Tesco	132,724	605,923
UK Royal Bank of Scotland	218,575	6,600,290

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

May 31, 2004

	Shares	Value

COMMON AND PREFER0RED STOCKS, RIGHTS, AND WARRANTS — Continued
United Kingdom — Continued
Vodafone Group	2,789,598	$6,559,458
William Hill PLC	12,907	128,024
Wolseley	163,651	2,463,376
WPP Group	14,397	143,595

		86,270,313

United States — 0.1%
Autoliv	4,243	174,438

Venezuela — 0.1%
Cia Anonima ADR	10,579	200,789

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS
(Cost $249,183,972)		282,301,738

EXCHANGE TRADED FUNDS — 0.8%
Euronext	5,574	159,277
Fresco Dow Jones Euro STOXX 50 Fund	1	34
ishares PLC	258,884	2,143,190
S&P India Nifty Fifty Fund	9,065	301,318

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,582,794)		2,603,819

	Par (000)
FOREIGN BONDS — 0.5%
Hungary — 0.3%
Hungary Government Bond
5.5%, 02/12/14	$38,200	150,404
Hungary Government Bond
6.25%, 06/12/08	98,990	428,202
Hungary Government Bond
6.75%, 02/12/13	58,000	250,993
Hungary Government Bond
7.00%, 06/24/09	43,850	194,422

		1,024,021

Indonesia — 0.2%
Morgan Stanley Indonesian Basket 144A Notes, 0.00%, Par = 10,000 10/08/04,**	500	514,500

TOTAL FOREIGN BONDS
(Cost $1,585,800)		1,538,521

	Par (000)	Value

REPURCHASE AGREEMENTS — 2.7%
Banc of America Securities, LLC
(Agreement dated 05/28/04 to be repurchased at $3,458,901.79 collateralized by $2,645,000 (Value $3,517,842.05) US Treasury Notes, 7.875%, due 02/15/21), 0.91%, 06/01/04	$3,406	$3,406,000
Morgan Stanley Securities, Inc.
(Agreement dated 05/28/04 to be repurchased at $2,534,870.02 collateralized by $5,710,000 (Value $2,534,870.02) US Treasury Notes, 5.72%, due 02/15/19), 0.95%, 06/01/04	2,500	2,500,000
Wachovia Securities, Inc.
(Agreement dated 05/28/04 to be repurchased at $2,550,428.46 collateralized by $2,590,000 (Value $2,581,576.06) US Treasury Notes, 4.25%, due 08/15/13), 0.95%, 06/01/04	2,500	2,500,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,406,000)		8,406,000

SECURITIES LENDING COLLATERAL — 15.4%
Asset Backed Securities — 0.7%
Blue Heron Funding,
1.14%, 05/18/05	2,109	2,109,203

Commercial Paper — 4.1%
Ajax Bambino Funding
1.10%, 06/17/04	2,109	2,108,380
Beethoven Funding Corp.
1.07%, 06/22/04	2,109	2,108,095
Brahms Funding Corp.
1.10%, 06/10/04	2,109	2,108,831
Eiffel Funding LLC
1.10%, 07/08/04	2,109	2,107,027
Hannover Funding
1.05%, 06/10/04	2,109	2,108,858
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	2,109	2,107,049

		12,648,240

Liquidity Note — 0.7%
Lakeside Funding,
1.16%, 06/08/04	2,109	2,109,407

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Repurchase Agreements — 9.9%
Bank of New York
1.03%, 06/01/04	$29,428	$29,427,977
Agreement dated 05/28/04 to be repurchased at $29,431,345 collateralized by:

	Value	Rate	Due
FFCB	$3,450,998	2.625%	09/17/07
FHLMC	340,835	4.500%	08/15/04
FNMA	26,224,783	4.750%	02/21/13

J.P. Morgan Chase
1.04%, 06/01/04	1,266	1,265,647

30,693,624

Agreement date 05/28/04 to be repurchased at $1,265,793 collateralized by:

	Value	Rate	Due
ADB	$112,914	6.375%	10/01/28
IBRD	329,189	3.040%	02/15/06
IBRD	687,976	5.000%	03/28/06
IBRD	2,145	4.125%	08/12/09
IBRD	22,533	4.820%	02/15/10
IBRD	137,701	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $47,560,474)	47,560,474

TOTAL INVESTMENT IN SECURITIES — 110.7%
(Cost $306,736,246***)	342,410,552

OTHER LIABILITIES IN EXCESS OF ASSETS — (10.7)%	(33,308,110)

NET ASSETS — 100%	$309,102,442

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($307,493,674 ÷ 24,734,961 shares outstanding)	$12.43

Class A Shares
($1,078,505 ÷ 87,131 shares outstanding)	$12.38

Class B Shares
($49,937 ÷ 4,074 shares outstanding)	$12.26

Class C Shares
($480,326 ÷ 39,126 shares outstanding)	$12.28

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $309,606,923. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$36,572,339
Excess of Tax cost over value	$(3,715,591)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets

May 31, 2004

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 97.2%
Apartments — 14.1%
Archstone-Smith Trust	180,417	$5,241,115
Avalonbay Communities, Inc.	86,554	4,712,865
Equity Residential Property	110,980	3,267,251
Essex Property Trust, Inc.	68,580	4,495,419
Home Properties of New York, Inc.	73,240	2,898,839
United Dominion Realty Trust, Inc.	126,100	2,514,434

		23,129,923

Diversified — 7.1%
Duke-Weeks Realty Corp.	126,678	4,099,300
Eastgroup Properties, Inc.	88,900	2,822,575
Vornado Realty Trust	87,000	4,754,550

		11,676,425

Health Care — 9.7%
Health Care Property Investors, Inc.	136,000	3,268,080
Health Care REIT, Inc.	83,000	2,693,350
Health Care Realty Trust, Inc.	67,000	2,448,850
Nationwide Health Properties, Inc.	135,100	2,611,483
Senior Housing Properties Trust	151,000	2,458,280
Ventas, Inc.	106,000	2,471,920

		15,951,963

Hotel — 5.3%
Ashford Hospitality Trust	68,020	604,018
Hospitality Properties Trust	81,000	3,315,330
Starwood Hotels & Resorts Worldwide	112,850	4,760,013

		8,679,361

Mortgage Real Estate Investment Trusts — 2.1%
Newcastle Investment Corp.	61,000	1,704,340
Thornburg Mortgage Asset Corp.	66,000	1,749,000

		3,453,340

Office Properties — 14.7%
Alexandria Real Estate Equities, Inc.	53,820	2,957,409
American Realty Trust Group	125,980	1,792,695
Boston Properties, Inc.	74,200	3,662,512
CarrAmerica Realty Corp.	96,400	2,826,448
Corporate Office Properties Trust	147,020	3,410,864
Crescent Real Estate Equities, Inc.	88,960	1,494,528
Maguire Properties, Inc.	105,390	2,592,594
Prentiss Properties Trust	68,000	2,244,000
SL Green Realty Corp.	68,400	3,112,200

		24,093,250

Other — 8.3%
Capital Automotive	126,270	3,472,425
Istar Financial, Inc.	136,100	5,205,825

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — Continued
Other — Continued
Lexington Corporate Properties Trust*	139,000	$2,661,850
Realty Income	57,000	2,277,150

		13,617,250

Retail — 27.1%
Chelsea Property Group	88,080	4,842,638
Developers Diversified Realty Corp.	138,470	4,761,983
Equity One, Inc.	112,820	2,008,196
General Growth Properties	159,000	4,671,420
Glimcher Realty Trust	130,000	2,902,900
Kimco Realty Corp.	95,560	4,390,982
Macerich Co.	110,730	5,010,533
Mills Corp.	36,180	1,590,111
Regency Centers Corp.	101,000	4,070,300
Simon Property Group, Inc.	132,500	6,833,025
Weingarten Realty Investors	108,960	3,374,491

		44,456,579

Storage — 3.3%
Public Storage, Inc.	68,600	3,154,914
Sovran Self Storage, Inc.*	58,400	2,196,424

		5,351,338

Warehouse/Industrial — 5.5%
AMB Property Corp.	60,000	1,983,000
First Industrial Realty Trust*	73,100	2,619,904
Prologis Trust	139,420	4,469,805

		9,072,709

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $133,789,928)		159,482,138

INVESTMENT COMPANIES — 2.7%
BlackRock Provident Institutional Funds — Temp Fund	2,896,267	2,896,267
Goldman Sachs Financial Square Prime Obligations Fund	1,496,261	1,496,261

TOTAL INVESTMENT COMPANIES
(Cost $4,392,528)		4,392,528

	Par (000)
SECURITIES LENDING COLLATERAL — 0.8%
Asset Backed Securities — 0.0%
Blue Heron Funding
1.14%, 05/18/05	$58	57,548

Commercial Paper — 0.2%
Ajax Bambino Funding
1.10%, 06/17/04	58	57,526
Beethoven Funding Corp.
1.07%, 06/22/04	58	57,518

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Commercial Paper — Continued
Brahms Funding Corp.
1.10%, 06/10/04	$58	$57,538
Eiffel Funding LLC.
1.10%, 07/08/04	58	57,489
Hannover Funding
1.05%, 06/10/04	58	57,539
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	58	57,490

		345,100

Liquidity Note — 0.0%
Lakeside Funding
1.16%, 06/08/04	58	57,554

Repurchase Agreements — 0.6%
Bank of New York
1.03%, 06/01/04	803	802,924
Agreement dated 05/28/04 to be repurchased at $803,016 collateralized by:

	Value	Rate	Due
FFCB	$94,158	2.625%	09/17/07
FHLMC	$9,299	4.500%	08/15/04
FNMA	$715,527	4.750%	02/21/13

J.P Morgan Chase, Inc.
1.04% 06/01/04	35	34,532

837,456

Agreement dated 05/28/04 to be repurchased at $803,016 collateralized by:

	Value	Rate	Due
ADB	$3,081	6.375%	10/01/28
IBRD	$8,982	3.040%	02/15/06
IBRD	$18,771	5.000%	03/28/06
IBRD	$59	4.125%	08/12/09
IBRD	$615	4.820%	02/15/10
IBRD	$3,757	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,297,658)	1,297,658

TOTAL INVESTMENT IN SECURITIES — 100.7%
(Cost $139,480,114**)	$165,172,324
OTHER LIABILITIES IN EXCESS OF ASSETS — 0.7%	(1,224,980)

NET ASSETS — 100%	$163,947,344

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($161,876,949 ÷ 11,973,224 shares outstanding)	$13.52

Class A Shares
($1,108,753 ÷ 82,380 shares outstanding)	$13.46

Class B Shares
($250,829 ÷ 18,747 shares outstanding)	$13.38

Class C Shares
($710,813 ÷ 53,042 shares outstanding)	$13.40

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	Aggregate cost for Federal income tax purposes is $139,501,594. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$27,022,590
Excess of Tax cost over value	$(1,351,860)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — 32.2%
Federal Home Loan Bank — 12.1%
Notes
2.125%, 05/15/06	$1,200	$1,183,760
1.875%, 06/15/06	2,000	1,961,984
2.50%, 12/15/05	2,400	2,401,404

		5,547,148

Federal Home Loan Mortgage Corporation — 6.9%
Notes
1.50%, 08/15/05	1,400	1,389,798
2.875%, 12/15/06	1,800	1,788,894

		3,178,692

Federal National Mortgage Association — 13.2%
Notes
2.625%, 11/15/06	1,200	1,186,116
2.625%, 01/19/07	1,200	1,179,732
2.375%, 02/15/07	500	488,453
5.50%, 02/15/06	1,800	1,886,039
5.50%, 05/02/06	1,200	1,256,834

		5,997,174

TOTAL AGENCY OBLIGATIONS
(Cost $15,003,026)		14,723,014

DOMESTIC CORPORATE BONDS — 36.0%
Aluminum — 2.3%
Alcoa, Inc.
7.25%, 08/01/05	1,000	1,054,168

Banking & Financial Services — 21.1%
American Express Co.
5.50%, 09/12/06	1,000	1,052,563
American General Finance
3.00%, 11/15/06	1,000	991,038
Bear Stearns Co., Inc.
3.00%, 03/30/06	1,000	1,003,392
Countrywide Home Credit
5.50%, 08/01/06	500	523,720
General Electric Capital Corp.
5.00%, 06/15/07	1,000	1,040,474
Household Finance Corp.
6.50%, 01/24/06	1,000	1,059,973
Lehman Brothers Holdings, Inc.
6.625%, 02/05/06	1,000	1,062,841

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Banking & Financial Services — Continued
Merrill Lynch
3.375%, 09/14/07	$900	$890,280
Morgan Stanley Dean Witter
6.10%, 04/15/06	1,000	1,058,692
Wells Fargo Co.
6.875%, 04/01/06	950	1,019,891

		9,702,864

Computer Systems & Equipment — 2.3%
IBM
4.875%, 10/01/06	1,000	1,042,174

Consumer Staples — 1.1%
Pepsico, Inc.
3.20%, 05/15/07	500	495,715

Multimedia — 2.3%
Gannett Co.
5.50%, 04/01/07	1,000	1,055,104

Pharmaceuticals — 2.3%
Bristol-Myers Squibb
4.75%, 10/01/06	1,000	1,033,455

Retail — 2.3%
Target Corp.
5.50%, 04/01/07	1,000	1,056,577

Utilities — 2.3%
National Rural Utilities
6.00%, 05/15/06	1,000	1,057,855

TOTAL DOMESTIC CORPORATE BONDS
(Cost $16,839,321)		16,497,912

U.S. TREASURY OBLIGATIONS — 30.5%
U.S. Treasury Notes — 30.5%
2.25%, 07/31/04	1,900	1,904,380
2.125%, 08/31/04	1,600	1,604,626
2.00%, 11/30/04	1,500	1,505,040
1.625%, 04/30/05	1,800	1,798,173
1.50%, 07/31/05	2,400	2,388,189
1.625%, 09/30/05	2,100	2,088,353
1.875%, 11/30/05	1,200	1,194,282
2.375%, 08/15/06	1,500	1,490,685

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,065,602)		13,973,728

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Shares	Value

INVESTMENT COMPANIES — 0.6%
One Group Prime Money Market Institutional Fund	270,114	$270,114

TOTAL INVESTMENT COMPANIES
(Cost $270,114)		270,114

TOTAL INVESTMENT IN SECURITIES — 99.3%
(Cost $46,178,063*)		45,464,768
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		315,108

NET ASSETS — 100%		$45,779,876

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($45,756,779 ÷ 4,643,339 shares outstanding)	$9.85

Class A Shares
($11,552 ÷ 1,172 shares outstanding)	$9.85

Class C Shares
($11,545 ÷ 1,172 shares outstanding)	$9.85

*	Aggregate cost for Federal income tax purposes is $46,179,846. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$623
Excess of Tax cost over value	$(715,701)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — 32.4%
Federal Farm Credit Bank — 2.2%
Notes
2.50%, 11/15/05	$2,325	$2,330,813
2.25%, 09/01/06	1,500	1,475,625

		3,806,438

Federal Home Loan Bank — 4.7%
Notes
5.125%, 03/06/06*	5,000	5,212,500
3.625%, 11/14/08	3,000	2,947,500

		8,160,000

Federal Home Loan Mortgage — 5.9%
Mortgage Backed Securities
6.00%, 04/01/14, (Pool #E76190)	2,105	2,193,533
5.50%, 10/01/16, (Pool #E01042)	1,051	1,075,148
Notes
3.125%, 08/25/06	2,000	2,000,000
2.375%, 02/15/07*	2,500	2,440,625
5.75%, 03/15/09	2,500	2,668,750

		10,378,056

Federal National Mortgage Association — 17.1%
Discount Note
2.625%, 11/15/06	3,500	3,460,625
Mortgage Backed Securities
6.50%, 11/01/13, (Pool #252098)	936	990,248
6.50%, 04/01/14, (Pool #323654)	1,630	1,724,836
6.00%, 04/01/14, (Pool #484807)	355	369,276
6.00%, 01/01/17, (Pool #624250)	1,931	2,007,117
5.50%, 10/01/17, (Pool #657376)	1,671	1,708,429
Notes
5.50%, 02/15/06	5,500	5,761,249
2.125%, 04/15/06*	3,200	3,164,000
5.50%, 05/02/06	3,300	3,456,750
3.25%, 11/15/07*	4,000	3,949,999
4.00%, 09/02/08*	3,500	3,473,750

		30,066,279

Government National Mortgage Association — 2.5%
Mortgage Backed Securities
6.00%, 06/15/13, (Pool #456934)	635	663,369
6.00%, 07/15/13, (Pool #433894)	978	1,021,877
6.50%, 06/15/14, (Pool #510976)	250	265,789
6.50%, 11/15/15, (Pool #479694)	270	286,816
5.50%, 09/15/16, (Pool #564803)	888	911,790
5.50%, 10/15/16, (Pool #570640)	67	68,765
6.00%, 04/15/17, (Pool #552489)	911	950,510
4.50%, 11/15/17, (Pool #595163)	299	294,011

		4,462,927

TOTAL AGENCY OBLIGATIONS
(Cost $56,728,133)		56,873,700

	Par (000)	Value

ASSET BACKED SECURITIES — 2.7%
Carat 2003-2 A3A
1.44%, 02/15/07	$1,050	$1,043,955
Harot 2003-3 A2
1.52%, 04/21/06	1,910	1,909,528
Walt 2003-1 A2A
1.40%, 04/15/06	1,838	1,836,292

TOTAL ASSET BACKED SECURITIES
(Cost $4,797,810)		4,789,775

DOMESTIC CORPORATE BONDS — 47.7%
Aluminum — 2.0%
Alcoa, Inc.
5.875%, 06/01/06	3,300	3,485,625

Auto — 2.1%
General Motors Acceptance Corp.
5.625%, 05/15/09	3,750	3,735,938

Banking & Financial Services — 19.9%
American Express Credit
3.00%, 05/16/08	3,500	3,360,000
American General Finance
3.00%, 11/15/06	3,400	3,370,249
Bear Stearns Co., Inc.
3.00%, 03/30/06	3,000	3,011,250
Citigroup, Inc.*
3.625%, 02/09/09	1,350	1,309,500
Countrywide Home Credit
5.50%, 08/01/06	2,000	2,095,000
General Electric Capital Corp.
2.75%, 09/25/06	2,000	1,992,500
Household Finance Corp.
5.75%, 01/30/07	2,000	2,112,500
Lehman Brothers Holdings
6.25%, 05/15/06	2,500	2,653,125
MBNA Corp.
6.25%, 01/17/07	2,000	2,127,500
Merrill Lynch & Co.
4.125%, 01/15/09	2,500	2,465,625
Merrill Lynch & Co. FRN**
1.36%, 06/11/04	2,000	2,000,167
Morgan Stanley Dean Witter*
5.80%, 04/01/07	2,000	2,122,500
U.S. Central Credit Union
2.75%, 05/30/08	2,000	1,905,000
Wachovia Corp.
6.70%, 06/21/04	2,500	2,507,433
Washington Mutual, Inc.
2.40%, 11/03/05	1,700	1,693,625

		34,725,974

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Computers — 4.1%
Hewlett Packard Co.
7.15%, 06/15/05	$3,350	$3,509,125
IBM
4.375%, 06/01/09	2,600	2,622,750
Unisys Corp.
8.125%, 06/01/06	1,000	1,070,000

		7,201,875

Consumer Staples — 1.1%
Pepsico, Inc.
3.20%, 05/15/07	2,000	1,982,500

Entertainment — 0.9%
Time Warner
6.125%, 04/15/06	1,500	1,581,194

Food & Beverage — 1.5%
Kellogg Co.
6.00%, 04/01/06	1,000	1,055,705
Safeway, Inc.
2.50%, 11/01/05	1,500	1,496,250

		2,551,955

Hotels & Lodging — 0.6%
Park Place Entertainment
7.875%, 12/15/05	1,000	1,050,000

Machinery & Equipment — 3.3%
Caterpillar Financial Services Corp.
2.625%, 01/30/07	1,000	980,000
4.875%, 06/15/07	2,500	2,595,430
John Deere
4.125%, 07/15/05	2,100	2,142,000

		5,717,430

Manufacturing — 1.4%
3M Employee Stock Ownership
5.62%, 07/15/09	857	903,307
Masco Corp.
6.75%, 3/15/06	1,500	1,599,375

		2,502,682

Multimedia — 1.8%
Gannett Co.
5.50%, 04/01/07	2,000	2,110,000
Vivendi Universal
6.25%, 07/15/08	1,000	1,050,000

		3,160,000

Oil & Exploration — 1.8%
BP Canada Finance
3.375%, 10/31/07	800	795,000
Chevron Texaco Capital Corp.
3.50%, 09/17/07	800	801,000

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Oil & Exploration — Continued
Conoco Funding
5.45%, 10/15/06	$1,500	$1,582,500

		3,178,500

Pharmaceuticals — 2.0%
Bristol-Myer Squibb
4.00%, 08/15/08	2,000	1,990,000
Merck & Co., Inc.
4.125%, 01/18/05	1,500	1,524,375

		3,514,375

Retail — 1.0%
Target Corp.
3.375%, 03/01/08	1,750	1,719,375

Retail Stores — 0.6%
J.C. Penny & Co., Inc.
7.60%, 04/01/07	1,000	1,092,500

Special Purpose Entity — 0.3%
Brascan Sels Cports
5.11%, 10/31/09	550	550,000

Telecommunication — 1.4%
Motorola, Inc.*
6.75%, 02/01/06	1,500	1,584,375
New York Telephone Co.
6.00%, 04/15/08	800	842,000

		2,426,375

Utilities — Electrical & Electronic — 1.9%
Public Service Co. of Colorado
4.375%, 10/01/08	1,600	1,604,000
Virginia Electric Power Co.
5.75%, 03/31/06	1,700	1,782,875

		3,386,875

TOTAL DOMESTIC CORPORATE BONDS
(Cost $83,746,213)		83,563,173

FOREIGN BONDS — 1.5%
Sovereign Agency — 1.5%
Japan Bank for International Cooperation
7.125%, 06/20/05	2,500	2,624,945

TOTAL FOREIGN BONDS
(Cost $2,496,940)		2,624,945

U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Notes — 14.0%
5.87%, 11/15/04	2,000	2,041,240
1.12%, 06/30/05*	4,000	3,970,000
2.00%, 08/31/05	5,000	4,999,025
6.87%, 05/15/06*	3,500	3,790,119

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

U.S. TREASURY OBLIGATIONS — Continued
U.S. Treasury Notes — Continued
3.00%, 02/15/08*	$7,000	$6,911,408
3.00%, 02/15/09*	3,000	2,902,500

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,652,313)		24,614,292

	Shares
INVESTMENT COMPANIES — 1.4%
One Group Prime Money Market Institutional Fund	2,458,605	2,458,605

TOTAL INVESTMENT COMPANIES
(Cost $2,458,605)		2,458,605

	Par (000)
SECURITIES LENDING COLLATERAL — 24.4%
Asset Backed Securities — 1.1%
Blue Heron Funding
1.14%, 05/18/05	$1,897	1,896,522

Commercial Paper — 6.5%
Ajax Bambino Funding
1.10%, 06/17/04	1,896	1,895,783
Beethoven Funding Corp.
1.07%, 06/22/04	1,896	1,895,526
Brahms Funding Corp.
1.10%, 06/10/04	1,896	1,896,188
Eiffel Funding LLC
1.10%, 07/08/04	1,895	1,894,566
Hannover Funding Co.
1.05%, 06/10/04	1,896	1,896,212
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	1,895	1,894,586

		11,372,861

Liquidity Note — 1.1%
Lakeside Funding
1.16%, 06/08/04	1,897	1,896,706

Repurchase Agreements — 15.7%
Bank of New York
1.03%, 06/08/04	26,461	26,460,622
Agreement dated 05/28/04 to be repurchased at $26,463,650 collateralized by:

	Value	Rate	Due
FFCB	$3,103,019	2.625%	09/17/07
FHLMC	$306,467	4.500%	08/15/04
FNMA	$23,580,420	4.750%	02/21/13

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Repurchase Agreements — Continued

J.P. Morgan Chase Inc.
1.04%, 06/01/04	$1,138	$1,138,026

		27,598,648

Agreement dated 05/28/04 to be repurchased at $1,138,158 collateralized by:

	Value	Rate	Due
ADB	$101,529	6.375%	10/01/28
IBRD	$295,995	3.040%	02/15/06
IBRD	$618,604	5.000%	03/28/06
IBRD	$1,929	4.125%	08/12/09
IBRD	$20,261	4.820%	02/15/10
IBRD	$123,816	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $42,764,737)	42,764,737

TOTAL INVESTMENT IN SECURITIES — 124.1%
(Cost $217,644,751***)	217,689,227
OTHER LIABILITIES IN EXCESS OF ASSETS — (24.1)%	(42,287,944)

NET ASSETS — 100%	$175,401,283

NET ASSET VALUE PER SHARE
Institutional Shares
($171,671,883 ÷ 16,642,897 shares outstanding)	$10.31

Class A Shares
($2,505,748 ÷ 242,970 shares outstanding)	$10.31

Class B Shares
($188,479 ÷ 18,270 shares outstanding)	$10.32

Class C Shares
($1,035,173 ÷ 100,444 shares outstanding)	$10.31

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	The coupon rates shown on floating rates notes are the rates at May 28, 2004.
***	Aggregate cost for Federal income tax purposes is $217,649,602. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,244,351
Excess of Tax cost over value	$(1,204,726)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — 47.2%
Federal Home Loan Mortgage Corporation — 24.7%
Mortgage Backed Securities
6.00%, 02/01/14, (Pool #E74547)	$273	$284,762
6.00%, 08/01/17, (Pool #E01184)	1,792	1,864,500
5.50%, 10/01/18, (Pool #B10292)	3,278	3,350,991
5.00%, 11/01/18, (Pool #E01490)	3,864	3,869,749
4.50%, 11/01/18, (Pool #E01489)	3,839	3,760,264
5.00%, 01/01/19, (Pool #E01545)	3,442	3,447,686
7.50%, 07/01/26, (Pool #D72963)	19	20,610
7.50%, 10/01/27, (Pool #D82914)	38	41,246
7.00%, 11/01/27, (Pool #D83947)	205	216,235
8.00%, 10/01/29, (Pool #C00879)	22	23,274
8.00%, 06/01/30, (Pool #C39741)	20	21,700
7.50%, 09/01/30, (Pool #G01131)	15	16,446
8.00%, 09/01/30, (Pool #C41949)	3	3,448
8.00%, 12/01/30, (Pool #C45813)	2	1,756
8.00%, 05/01/31, (Pool #C01198)	11	11,904
7.00%, 04/01/32, (Pool #G01391)	1,414	1,490,041
5.50%, 04/01/33, (Pool #C78010)	2,301	2,286,571
6.00%, 12/01/33, (Pool # A16817)	3,705	3,770,730
Notes
4.875%, 03/15/07	3,750	3,904,687
5.125%, 10/15/08	2,250	2,350,440
5.875%, 03/21/11	2,800	2,936,500

		33,673,540

Federal National Mortgage Association — 19.8%
Mortgage Backed Securities
7.50%, 10/01/07, (Pool #177233)	5	4,839
6.00%, 01/01/09, (Pool #265989)	262	273,032
7.00%, 04/01/11, (Pool #338884)	39	41,630
6.00%, 12/01/16, (Pool #614235)	87	90,319
6.50%, 03/01/17, (Pool #636496)	392	414,516
6.00%, 06/01/17, (Pool #641209)	830	862,600
6.50%, 07/01/17, (Pool #555095)	1,388	1,466,735
5.50%, 10/01/18, (Pool #747773)	2,924	2,988,432
5.50%, 03/01/19, (Pool # 255159)	2,721	2,781,719
7.50%, 08/01/26, (Pool #349416)	18	19,618
8.00%, 09/01/26, (Pool #250675)	32	35,272
7.00%, 04/01/27, (Pool #313458)	38	39,883
8.00%, 08/01/27, (Pool #392496)	114	124,256
8.00%, 09/01/27, (Pool #398392)	4	4,775
7.00%, 10/01/27, (Pool #398928)	9	9,876
7.50%, 10/01/27, (Pool #396031)	115	122,827
7.50%, 10/01/27, (Pool #395593)	60	64,656
8.00%, 10/01/27, (Pool #395770)	1	1,276
8.00%, 10/01/27, (Pool #331320)	15	16,387
7.00%, 11/01/27, (Pool #251286)	68	71,960
7.00%, 03/01/29, (Pool #491183)	369	389,729
7.50%, 10/01/29, (Pool #252806)	142	151,474
7.50%, 04/01/30, (Pool #534171)	12	13,060
7.50%, 08/01/30, (Pool #539623)	39	41,809
7.50%, 01/01/31, (Pool #562502)	7	7,411

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Federal National Mortgage Association — Continued
7.50%, 04/01/31, (Pool #576245)	$13	$14,405
7.50%, 04/01/31, (Pool #577475)	1	964
7.50%, 07/01/31, (Pool #592239)	75	80,660
7.00%, 07/01/31, (Pool #253907)	659	694,974
7.50%, 08/01/31, (Pool #545137)	75	80,218
6.50%, 02/01/32, (Pool #254199)	1,780	1,845,746
6.50%, 10/01/32, (Pool #254479)	2,329	2,414,284
6.50%, 03/01/33, (Pool #254677)	1,575	1,632,868
5.50%, 05/01/33, (Pool #702400)	916	909,529
5.50%, 06/01/33, (Pool #709701)	2,134	2,117,609
Notes
2.625%, 11/15/06	3,500	3,460,626
4.375%, 09/15/12	1,000	958,750
4.625%, 05/01/13	3,000	2,823,751

		27,072,475

Government National Mortgage Association — 2.7%
Mortgage Backed Securities
7.00%, 02/15/12, (Pool #393360)	57	61,362
9.00%, 05/15/16, (Pool #163606)	1	1,510
9.00%, 11/15/16, (Pool #181127)	41	45,831
7.00%, 02/15/17, (Pool #555869)	362	386,912
8.00%, 05/15/17, (Pool #217626)	7	7,751
8.00%, 05/15/17, (Pool #180719)	4	4,830
9.00%, 04/15/18, (Pool #236277)	3	2,914
10.00%, 05/15/19, (Pool #274305)	10	10,738
9.00%, 11/15/19, (Pool #247019)	18	20,236
9.00%, 06/15/21, (Pool #305720)	18	19,978
9.00%, 06/15/21, (Pool #309078)	55	62,451
9.00%, 07/15/21, (Pool #309027)	12	13,460
9.00%, 08/15/21, (Pool #306259)	33	37,441
9.00%, 09/15/21, (Pool #272061)	7	7,390
9.00%, 09/15/21, (Pool #305911)	15	16,956
9.00%, 09/15/21, (Pool #308920)	47	53,277
9.00%, 09/15/21, (Pool #313023)	3	2,848
9.00%, 09/15/21, (Pool #314939)	4	4,539
9.00%, 09/15/21, (Pool #308283)	17	18,902
8.00%, 02/15/23, (Pool #332531)	126	138,300
7.00%, 05/20/24, (Pool #1716)	17	18,028
7.00%, 10/15/25, (Pool #409958)	41	43,312
7.00%, 01/15/26, (Pool #382719)	25	26,464
7.00%, 02/15/26, (Pool #421686)	192	204,236
6.50%, 02/15/26, (Pool #405214)	33	34,156
6.50%, 02/15/26, (Pool #425085)	21	21,553
6.50%, 03/15/26, (Pool #395468)	13	13,918
7.00%, 01/15/27, (Pool #436748)	50	52,525
7.00%, 02/15/27, (Pool #428935)	110	116,944
8.50%, 08/15/27, (Pool #453213)	38	41,423
7.00%, 08/15/27, (Pool #443508)	26	27,142
8.00%, 09/15/27, (Pool #453740)	19	20,206
7.00%, 09/15/27, (Pool #453980)	45	48,264
7.00%, 10/15/27, (Pool #445227)	61	64,609

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Government National Mortgage Association — Continued
7.00%, 10/15/27, (Pool #455319)	$29	$30,523
7.00%, 10/15/27, (Pool #453576)	12	12,713
7.00%, 11/15/27, (Pool #452737)	106	112,565
7.00%, 12/15/27, (Pool #443780)	17	18,442
7.00%, 04/15/28, (Pool #471672)	4	4,378
6.50%, 07/15/28, (Pool #468090)	100	103,658
6.50%, 12/15/28, (Pool #471541)	154	160,293
6.50%, 01/15/29, (Pool #490890)	205	213,345
7.50%, 10/15/29, (Pool #521954)	42	44,712
7.50%, 01/15/32, (Pool #579142)	559	600,685
6.50%, 04/15/32, (Pool #587032)	729	758,773

		3,710,493

TOTAL AGENCY OBLIGATIONS
(Cost $65,046,288)		64,456,508

ASSET BACKED SECURITIES — 1.7%
Carat 2003-2 A3A
1.44%, 02/15/07	960	954,473
Walt 2003-1 A2A
1.40%, 04/15/06	1,354	1,353,058

TOTAL ASSET BACKED SECURITIES
(Cost $2,313,850)		2,307,531

DOMESTIC CORPORATE BONDS — 37.4%
Auto — 2.2%
General Motors Acceptance Corp.
5.625%, 05/15/09	1,500	1,494,375
6.875%, 08/28/12	1,500	1,518,750

		3,013,125

Banking & Financial Services — 13.8%
American Express Credit Corp.
7.45%, 08/10/05	1,000	1,061,190
American General Finance
3.00%, 11/15/06	1,425	1,412,531
4.625%, 09/01/10	1,000	992,500
Bear Sterns
7.625%, 12/07/09	2,000	2,284,999
Citigroup, Inc.
4.125%, 06/30/05	1,650	1,685,062
3.625%, 02/09/09*	1,000	970,000
GE Capital Corp.
6.75%, 03/15/32	1,300	1,389,375
5.00%, 06/15/07	1,000	1,040,000
Goldman Sachs Group, Inc.
6.125%, 02/15/33	1,700	1,606,500
Household Finance Corp.
5.75%, 01/30/07	500	528,125
6.75%, 05/15/11	675	739,360
MBNA Corp.
6.25%, 01/17/07	1,250	1,329,688

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Banking & Financial Services — Continued
Merrill Lynch
4.125%, 01/15/09	$1,225	$1,208,156
6.875%, 11/15/18	1,500	1,627,500
Morgan Stanley
6.60%, 04/01/12	1,000	1,075,000

		18,949,986

Beverages — 2.3%
Anheusaer Busch Cos., Inc.
5.00%, 03/01/19	1,000	928,750
Cia Brasil de Bebidas
8.75%, 09/15/13	700	728,000
Coca-Cola Enterprises
6.95%, 11/15/26	1,300	1,426,750

		3,083,500

Broadcasting — 0.6%
Comcast Corp.
5.85%, 01/15/10	765	798,469

Building — Residential & Commercial — 0.6%
D.R. Horton. Inc.
7.50%, 12/01/07	700	759,500

Chemicals — 0.6%
E.I. Du Pont De Nemours
4.125%, 04/30/10	900	882,000

Computers — 2.6%
IBM
4.375%, 06/01/09	700	706,125
7.00%, 10/30/25	2,000	2,222,368
Unisys Corp.
8.125%, 06/01/06	665	711,550

		3,640,043

Consumer Goods — 1.6%
American Standard Co.
7.375%, 04/15/05	725	754,000
Proctor & Gamble Co.
3.50%, 12/15/08	1,450	1,424,625

		2,178,625

Drugs — 0.8%
Wyeth
5.25%, 03/15/13	1,150	1,108,313

Entertainment — 1.0%
Royal Caribean Cruises
8.25%, 04/01/05	665	694,925
Time Warner
6.125%, 04/15/06	650	685,184

		1,380,109

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Hotels & Lodging — 1.1%
Park Place Entertainment
7.875%, 12/15/05	$755	$792,750
Starwood Hotels
7.375%, 05/01/07	665	701,575

		1,494,325

Insurance — 0.2%
GE Global Insurance
7.00%, 02/15/26	215	224,675

Leasing — 0.6%
United Rental
7.75%, 11/15/13*	800	756,000

Machinery & Equipment — 2.3%
Caterpillar
7.30%, 05/01/31	1,250	1,451,563
John Deere
4.125%, 07/15/05	1,600	1,632,000

		3,083,563

Multimedia — 0.5%
Vivendi Universal
6.25%, 07/15/08	700	735,000

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.
8.00%, 04/15/08	675	722,250

Printing & Publishing — 0.3%
Dex Media West
8.50%, 08/15/10	390	427,050

Retail Stores — 2.3%
J.C. Penny & Co., Inc.
7.60%, 04/01/07	700	764,750
Saks, Inc.
7.50%, 12/01/10	655	681,200
Target Corp.
7.00%, 07/15/31	1,500	1,661,250

		3,107,200

Special Purpose Entity — 0.3%
Brascan Sels Cports
5.11%, 10/31/09	450	450,000

Telecommunications — 2.1%
Hutchison Whampoa Intl.
5.45%, 11/24/10	900	879,750
Innova
9.375%, 09/19/13	500	522,500
Verizon New Jersey, Inc.
5.875%, 01/17/12	1,400	1,440,250

		2,842,500

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Utilities — 0.6%
National Rural Utilities
4.75%, 03/01/14	$ 840	$804,300

Utilities — Electrical & Electronic — 0.5%
Public Service Co. of Colorado
4.375%, 10/01/08	650	651,625

TOTAL DOMESTIC CORPORATE BONDS
(Cost $51,341,924)		51,092,158

FOREIGN BONDS — 1.5%
Sovereign Agency — 1.5%
Brazil de Republic
9.25%, 10/22/10*	725	674,250
Republic of Philippines
8.375%, 02/15/11	715	700,700
Ukraine Government
7.65%, 06/11/13	725	699,625

TOTAL FOREIGN BONDS
(Cost $2,149,029)		2,074,575

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Notes — 10.9%
6.50%, 08/15/05*	4,500	4,741,695
6.875%, 05/15/06	2,000	2,165,782
6.00%, 08/15/09*	1,250	1,374,900
4.00%, 02/15/14*	2,200	2,092,750
6.75%, 08/15/26*	3,850	4,501,921

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,902,411)		14,877,048

	Shares
INVESTMENT COMPANIES — 0.4%
One Group Prime Money Market Institutional Fund	592,148	592,148

TOTAL INVESTMENT COMPANIES
(Cost $592,148)		592,148

	Par (000)
SECURITIES LENDING COLLATERAL — 8.9%
Asset Backed Securities — 0.4%
Blue Heron Funding
1.14%, 05/18/05	$ 540	539,749

Commercial Paper — 2.4%
Ajax Bambino Funding
1.10%, 06/17/04	540	539,538

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

SECURITIES LENDING COLLATERAL — Continued
Commercial Paper — Continued
Beethoven Funding Corp.
1.07%, 06/22/04	$540	$539,465
Brahms Funding Corp.
1.10%, 06/10/04	540	539,654
Eiffel Funding LLC.
1.10%, 07/08/04	540	539,192
Hannover Funding Co.
1.05%, 06/10/04	540	539,660
Mitten GMAC Commercial Mortgage
1.12%, 07/07/04	540	539,197

		3,236,706

Liquidity Note — 0.4%
Lakeside Funding
1.16%, 06/08/04	540	539,801

Repurchase Agreements — 5.7%
Bank of New York
1.03%, 06/01/04	7,531	7,530,671
Agreement dated 05/28/04 to be repurchased at $7,531,532 collateralized by:

	Value	Rate	Due
FFCB	$883,116	2.625%	09/17/07
FHLMC	$87,220	4.500%	08/15/04
FNMA	$6,710,968	4.750%	02/21/13

J.P. Morgan Chase, Inc.
1.04%, 06/01/04	324	323,881

7,854,552

Agreement dated 05/28/04 to be repurchased at $323,919 collateralized by:

	Value	Rate	Due
ADB	$28,895	6.375%	10/01/28
IBRD	$84,240	3.040%	02/15/06
IBRD	$176,054	5.000%	03/28/06
IBRD	$549	4.125%	08/12/09
IBRD	$5,766	4.820%	02/15/10
IBRD	$35,238	5.800%	02/15/15

TOTAL SECURITIES LENDING COLLATERAL
(Cost $12,170,808)	12,170,808

TOTAL INVESTMENT IN SECURITIES — 108.0%
(Cost $148,516,458**)	147,570,776
OTHER LIABILITIES IN EXCESS OF ASSETS — (8.0)%	(10,973,299)

NET ASSETS — 100%	$136,597,477

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($135,360,515 ÷ 13,894,298 shares outstanding)	$9.74

Class A Shares
($871,201 ÷ 89,396 shares outstanding)	$9.74

Class B Shares
($33,812 ÷ 3,472 shares outstanding)	$9.74

Class C Shares
($331,949 ÷ 34,075 shares outstanding)	$9.74

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	Aggregate cost for Federal income tax purposes is $148,558,960. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$985,056
Excess of Tax cost over value	$(1,973,240)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — 99.6%
District of Columbia — 2.6%
Washington D.C., Metropolitan Transit Authority, Gross Revenue, INS: MBIA
5.00%, 07/01/10	$300	$324,438
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC
6.00%, 07/01/09	600	676,944
Washington DC Metro Area, Transit Authority, RB, Refunding, INS: MBIA
5.00%, 01/01/12	500	541,910

		1,543,292

Maryland — 93.7%
Annapolis, GO, CPI
5.00%, 11/01/16	440	462,532
Anne Arundel County, GO
5.00%, 03/01/16	750	798,000
5.25%, 03/01/18	1,000	1,074,209
Baltimore City, GO, CPI, INS: FGIC, Unrefunded
5.00%, 10/15/16	80	83,318
Baltimore City, GO, CPI, INS: FGIC, Prerefunded 4/15/08 @ 101
5.00%, 10/15/16	420	456,431
Baltimore City, GO, INS: MBIA
7.00%, 10/15/10	450	542,300
Baltimore City, RB, Waste Water Project, INS: FGIC
5.90%, 07/01/13	1,000	1,151,629
5.00%, 07/01/22	1,000	1,028,840
Baltimore City, RB, Waste Water Project, INS: FGIC, Prerefunded 6/1/06 @ 101
5.50%, 07/01/26	300	332,688
Baltimore County Metropolitan District, 65th Service, GO
5.50%, 06/01/13	440	473,920
Baltimore County, COP, Equipment Acquisition Program
5.00%, 08/01/07	250	266,988
Baltimore County, GO
5.00%, 08/01/11	750	821,175
5.125%, 08/01/12	500	538,535
Baltimore, COP, Board of Education Administration, INS: MBIA
5.25%, 04/01/07	500	536,445
Cecil County, GO, CPI
5.00%, 08/01/09	655	710,328
Charles County, GO
5.70%, 03/01/10	750	779,543

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Frederick City, GO
5.00%, 12/01/08	$500	$546,370
5.00%, 12/01/08	400	437,096
5.25%, 07/01/12	250	272,280
Gaithersburg, Hospital Facilities Shady Grove Hospital, RB, INS: FSA
5.50%, 09/01/15	1,515	1,604,687
Harford County, GO, CPI, UT
5.50%, 12/01/07	920	1,014,401
5.00%, 12/01/14	125	136,494
Harford County, GO, CPI, UT, Prerefunded 12/01/07 @ 102
5.00%, 12/01/14	125	132,184
Howard County, GO, CPI
5.00%, 02/15/06	650	683,196
Maryland Environmental Services — Cecil County, RB, Landfill Project
5.125%, 09/01/10	180	193,343
5.30%, 09/01/12	250	267,163
Maryland National Capital Park & Planning Commission — Prince George’s County, GO, Unrefunded Balance
6.25%, 01/15/05	200	205,982
5.375%, 01/15/14	450	487,134
Maryland State & Local Facilities, GO, GPI
5.25%, 06/15/06	500	532,010
5.25%, 02/01/08	680	740,037
5.50%, 03/01/08	2,500	2,746,649
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.125%, 06/01/17	325	345,855
5.15%, 06/01/22	390	402,581
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Multi-family
5.05%, 05/15/18	140	141,357
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Single Family
5.30%, 09/01/10	240	247,282
Maryland State Department of Transportation, RB
5.00%, 02/01/06	500	524,625

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters
5.00%, 06/01/15	$450	$477,419
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC
5.375%, 07/01/14	500	541,040
5.00%, 07/01/19	220	227,405
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB
5.50%, 07/01/16	750	789,083
5.625%, 07/01/17	500	540,635
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA
4.45%, 10/01/12	290	303,546
5.30%, 10/01/18	460	505,172
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 07/01/13	800	869,448
5.375%, 07/01/32	500	503,720
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM
5.125%, 07/01/11	600	659,460
5.125%, 07/01/12	555	609,368
Maryland State Health & Higher Educational Facilities Authority, RB, John Hopkins University
5.125%, 07/01/11	600	645,726
5.125%, 07/01/20	500	523,200
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital
5.00%, 05/15/09	400	427,984
5.125%, 11/15/34	750	751,373
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University
5.00%, 07/01/11	500	544,685
5.25%, 07/01/16	750	806,520
5.25%, 07/01/17	500	535,710
Maryland State Health & Higher Educational Facilities Authority, RB, VRDB, Charlestown Community, Inc., LOC: First Union Bank
1.07%, 01/01/28	1,000	1,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics
5.25%, 12/15/14	$500	$539,285
Maryland State Industrial Development, RB, National Aquarium Baltimore
5.50%, 11/01/17	750	807,990
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC
5.75%, 12/15/08	335	349,217
5.80%, 12/15/09	535	557,845
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC
5.75%, 03/01/18	1,000	1,066,269
Maryland State Transportation Authority, RB
5.80%, 07/01/06	775	831,676
5.75%, 07/01/15	150	150,810
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project
5.25%, 10/01/12	250	257,463
Montgomery County, COP, GPI, Equipment Acquisition Program
4.50%, 06/01/06	500	522,920
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group
5.50%, 12/01/16	930	1,007,041
Montgomery County, RB, Housing Opportunity Community Housing Multi-Family, Avalon Knoll
5.70%, 07/01/10	150	157,701
Montgomery County GO, CPI
5.75%, 07/01/06	400	430,204
New Baltimore School Board, RB
4.85%, 11/01/11	450	481,136
5.125%, 11/01/14	455	485,003
Northeast Waste Disposal Authority, RB, Southwest Recovery Facility, INS: MBIA
7.20%, 01/01/05	1,000	1,024,660
Ocean City, GO, INS: FGIC
5.00%, 03/01/09	450	486,608
Prince George’s County Housing Authority, Multifamily, RB
7.00%, 04/15/19	500	516,760
Prince George’s County, GO, INS: MBIA
5.20%, 03/15/08	500	524,575
5.25%, 03/15/15	400	433,452

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Prince George’s County, RB, IDA, Hyattsville District Court Facility
6.00%, 07/01/09	$675	$690,707
Prince George’s County, GO, CPI, INS: FSA
5.00%, 05/15/07	525	562,406
5.00%, 10/01/12	500	535,260
Queen Anne’s County, GO, INS: FGIC
5.00%, 11/15/10	400	437,024
Saint Mary’s College, Academic Fees, RB, INS: AMBAC
5.55%, 09/01/30	500	521,935
Saint Mary’s County, GO, Prerefunded 10/1/09 @ 101
5.50%, 10/01/14	1,000	1,117,109
Saint Mary’s County, GO, Refunding, CPI
5.00%, 10/01/09	145	157,982
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital
5.00%, 10/01/09	880	958,786
Talbot County, GO
5.00%, 03/15/12	480	523,195
University of Maryland, RB, Auxiliary Facilities & Tuition
5.40%, 04/01/07	300	318,084
5.00%, 04/01/08	500	538,515
5.125%, 04/01/13	400	423,628
5.00%, 04/01/15	500	517,195
Washington County, GO, INS: FGIC
5.00%, 01/01/16	675	706,570
5.50%, 01/01/20	300	319,734
Washington County, GO, INS: FGIC, Prerefunded 01/01/05 @ 102
5.80%, 01/01/15	500	522,620
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 06/01/07 @ 102
5.00%, 06/01/09	500	540,285
Washington Suburban Sanitary District, GO, General Construction
5.25%, 06/01/24	440	457,169
Wicomico County, GO, INS: FGIC,
5.00%, 02/01/15	755	794,351
Worcester County, GO
5.20%, 08/01/08	1,310	1,400,638

		55,652,909

	Par (000)	Value

MUNICIPAL BONDS — Continued
Puerto Rico — 3.3%
Children’s Trust Fund, RB, Puerto Rico Tobacco, Prerefunded 7/1/10 @ 100
6.00%, 07/01/26	$750	$858,008
Puerto Rico Electric Power Authority, Series AA, RB, INS: MBIA
5.40%, 07/01/13	1,000	1,087,430

		1,945,438

TOTAL MUNICIPAL BONDS
(Cost $57,273,566)		59,141,639

	Shares
INVESTMENT COMPANIES — 0.3%
BlackRock Provident Institutional Funds — MuniFund	57,878	57,878
Goldman Sachs Financial Square Tax-Free Money Market Fund	91,166	91,166

TOTAL INVESTMENT COMPANIES
(Cost $149,044)		149,044

TOTAL INVESTMENT IN SECURITIES — 99.9%
(Cost $57,422,610*)		59,290,683
OTHER ASSETS IN EXCESS OF LIABILITIES — (0.1)%		40,123

NET ASSETS — 100%		$59,330,806

NET ASSET VALUE PER SHARE
Institutional Shares
($57,764,569 ÷ 5,236,471 shares outstanding)		$11.03

Class A Shares
($1,258,442 ÷ 114,092 shares outstanding)		$11.03

Class B Shares
($67,379 ÷ 6,108 shares outstanding)		$11.03

Class C Shares
($240,416 ÷ 21,788 shares outstanding)		$11.03

*	Aggregate cost for Federal income tax purposes is $57,422,610. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$2,226,116
Excess of Tax cost over value	$(243,949)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — 98.6%
Alabama — 1.1%
Alabama State Department of Docks Facility, RB, INS: MBIA
6.00%, 10/01/06	$1,410	$1,532,557

Arizona — 2.4%
Arizona Water Infrastructure Financial Authority, RB
5.375%, 10/01/11	2,000	2,232,220
University of Arizona, RB, INS: FSA
5.25%, 06/01/09	1,050	1,148,123

		3,380,343

Arkansas — 1.7%
Arkansas State
5.50%, 08/01/08	2,250	2,473,965

Colorado — 2.4%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek
5.25%, 12/15/07	1,000	1,084,670
Jefferson County School District, GO, INS: MBIA
5.25%, 12/15/05	1,230	1,291,967
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC
5.25%, 11/01/11	1,000	1,098,950

		3,475,587

Connecticut — 6.0%
Connecticut State Health & Educational Facilities, Yale University, RB, VRDB*
1.05%, 07/01/36	1,220	1,220,000
Connecticut State Split Tax Obligations, MBIA, Prerefunded 10/1/06 @ 101
5.50%, 10/01/12	2,325	2,521,299
Connecticut State, GO
5.00%, 08/15/13	2,000	2,160,560
Connecticut State, GO, Refunding
5.25%, 12/15/07	1,800	1,951,146
Stamford, GO, Refunding Bonds
4.30%, 07/15/11	750	786,518

		8,639,523

Florida — 7.7%
Florida State Board of Education Capital Outlay, GO, Prerefunded 06/01/05 @ 101
5.875%, 06/01/12	1,775	1,868,489
Florida State Board of Education Public Education, GO
5.00%, 06/01/07	2,000	2,142,800

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
Florida State Education University System, RB, INS: AMBAC
5.00%, 07/01/07	$2,500	$2,679,375
Florida State, RB, Dept. of Environmental Protection, INS: AMBAC
5.50%, 07/01/06	2,000	2,137,080
5.75%, 07/01/07	1,000	1,093,810
St. Lucie County, RB, INS: MBIA
5.50%, 04/01/10	1,000	1,110,120

		11,031,674

Georgia — 2.2%
DeKalb County Development Authority, RB, Emory University Project
5.375%, 11/01/05	1,000	1,048,710
Georgia State, GO
5.50%, 08/01/06	2,000	2,142,000

		3,190,710

Hawaii — 0.8%
Honolulu City & County Board Water Supply System, RB, INS: MBIA-IBC
5.80%, 07/01/21	1,000	1,085,890

Illinois — 1.2%
University of Illinois, COP, INS: MBIA, Utility Infrastructure Projects
5.75%, 08/15/08	1,605	1,776,542

Indiana — 1.0%
Purdue University, University Student Fees, RB
5.00%, 07/01/07	1,300	1,390,090

Kansas — 2.8%
Kansas State Financial Authority, Department of Commerce and Housing, RB, INS: MBIA
5.00%, 06/01/11	2,070	2,242,452
Kansas State Juvenile Justice Authority, RB, INS: MBIA
5.00%, 05/01/05	1,710	1,763,933

		4,006,385

Kentucky — 1.8%
Kentucky State Property and Buildings Community, RB, Project No. 69, INS: MBIA
5.00%, 08/01/05	1,430	1,483,654

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Kentucky — Continued
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA
5.50%, 07/01/10	$1,000	$1,109,770

		2,593,424

Louisiana — 0.9%
Louisiana Public Facilities Authority, RB, INS: FSA
5.00%, 08/01/04	1,270	1,277,798

Maryland — 3.9%
Baltimore County, COP, Equipment Acquisition Program
5.00%, 08/01/07	1,265	1,350,957
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital
5.00%, 05/15/10	500	537,180
Maryland State, RB, Department of Transportation
5.00%, 09/01/04	1,400	1,413,230
Prince Georges County, GO, CPI, INS: FSA
5.50%, 05/15/09	1,000	1,107,400
Prince Georges County, Refunding, GO, INS: FSA
5.50%, 05/15/11	1,000	1,120,460

		5,529,227

Massachusetts — 2.7%
Massachusetts, GO
5.375%, 08/01/08	1,500	1,633,425
Massachusetts, GO, Prerefunded 04/01/08 @ 101
5.00%, 04/01/15	2,000	2,164,420

		3,797,845

Michigan — 2.4%
Detroit, GO, INS: AMBAC
5.20%, 05/01/07	2,000	2,143,100
Michigan Municipal Bond Authority, RB, Drinking Water
5.25%, 10/01/08	1,145	1,249,264

		3,392,364

Minnesota — 0.9%
Minnesota, GO
5.00%, 10/01/05	1,200	1,250,940

Missouri — 1.5%
Missouri, Third State Building, GO
5.00%, 10/01/05	2,000	2,086,240

	Par (000)	Value

MUNICIPAL BONDS — Continued
Nebraska — 2.1%
Douglas County School District, GO Prerefunded 12/9/04 @ 102
5.30%, 12/15/11	$2,830	$2,946,596

Nevada — 0.7%
Nevada, GO
5.60%, 05/15/09	1,000	1,071,530

New Jersey — 6.3%
New Jersey Economic Development, RB, INS: AMBAC
5.00%, 09/15/11	1,120	1,214,382
New Jersey Economic Development, RB, INS: MBIA
5.00%, 07/01/09	2,000	2,165,480
New Jersey Educational Facility Authority, RB, Refunding, Seton Hall University, INS: AMBAC
5.25%, 07/01/07	1,000	1,079,110
New Jersey State Educational Facility Authority, RB, Princeton University
4.75%, 07/01/07	1,410	1,499,521
New Jersey State Transportation, RB, ETM, INS: MBIA
6.50%, 06/15/10	1,500	1,755,270
New Jersey, GO
6.50%, 07/15/05	1,250	1,317,775

		9,031,538

North Carolina — 2.2%
Guilford County, GO, Recreational and School Improvements
5.00%, 10/01/04	1,000	1,012,670
North Carolina State, GO
5.00%, 05/01/08	2,000	2,161,880

		3,174,550

Ohio — 7.9%
Cleveland Municipal School District, GO, INS: FGIC
5.00%, 12/01/05	1,250	1,306,450
Columbus, GO, Public Improvements
6.00%, 06/15/07	2,000	2,174,700
Ohio State Building Authority, Refunding, Workers Compensation Facilities, RB, INS: FGIC
5.00%, 04/01/13	2,000	2,158,220
Ohio State Capital Facilities
5.00%, 09/15/07	1,000	1,075,020
Ohio State Infrastructure Improvements
5.00%, 08/01/07	1,785	1,915,823

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — Continued
State Building Authority, Adult Correctional Facility, RB, INS: FSA
5.50%, 10/01/08	$2,500	$2,743,275

		11,373,488

Oklahoma — 0.8%
Oklahoma Housing Development Authority, RB
5.10%, 11/01/05	1,100	1,136,443

Pennsylvania — 10.2%
Berks County, GO, INS: AMBAC
5.50%, 11/15/05	1,500	1,577,955
Cumberland County Municipal Authority, RB, VRDB, INS: Radian*
1.20%, 01/01/33	2,000	2,000,000
Harrisburg Authority School Revenue, GO, INS: FGIC
5.00%, 04/01/10	1,250	1,351,438
Pennsylvania State Industrial Development, RB, ETM
5.50%, 07/01/05	895	932,921
Pennsylvania State Higher Educational Association of Independent Colleges, Facilities Authority, RB, VRDB, SPA: PNC Bank N.A.*
1.10%, 11/01/31	1,200	1,200,000
Pennsylvania State Industrial Development, RB, INS: AMBAC
5.50%, 07/01/05	1,605	1,670,548
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank*
1.07%, 03/01/32	2,500	2,500,000
Pennsylvania State, GO
5.00%, 10/01/05	1,250	1,302,725
5.00%, 09/15/08	2,000	2,159,580

		14,695,167

Puerto Rico — 1.6%
Puerto Rico Common Wealth Highway & Transportation Authority, INS: FGIC
5.50%, 07/01/13	2,000	2,244,220

Tennessee — 1.5%
Shelby County, GO
5.50%, 08/01/08	1,000	1,095,020
5.00%, 04/01/09	1,000	1,078,490

		2,173,510

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 3.8%
San Antonio Electric & Gas, RB, Unrefunded Balance
5.80%, 02/01/06	$1,775	$1,852,230
Texas State Public Finance Authority, Refunding, GO
5.00%, 10/01/05	2,000	2,083,020
University of Texas, RB
5.00%, 07/01/05	1,500	1,552,620

		5,487,870

Utah — 1.5%
Utah State, Unrefunded Balance, GO
5.50%, 07/01/06	2,000	2,138,360

Virginia — 7.8%
Fairfax County Health Care
5.50%, 08/15/10	1,000	1,073,530
Prince William County Lease Partnership, COP, INS: MBIA
5.50%, 12/01/10	2,500	2,672,874
Virginia College Building Authority, Educational, Facilities, RB
5.50%, 09/01/06	1,135	1,219,138
Virginia College Building Authority, Educational, Facilities, Public Higher Education Program, RB
4.50%, 09/01/05	2,000	2,067,120
Virginia Common Wealth Transportation Board, Federal Highway Reimbursement, GO
5.50%, 10/01/06	1,000	1,075,630
Virginia State Public Building Authority, Prerefunded 08/01/2005 @ 101
5.10%, 08/01/08	1,010	1,060,763
Virginia State Public School Authority, RB, INS: SAW
5.60%, 06/01/12	1,850	1,960,667

		11,129,722

Washington — 4.3%
King County, GO
5.00%, 06/01/06	2,500	2,639,374
King County, Sewer, INS: FSA
5.00%, 01/01/05	1,250	1,275,863
Washington State Public Power Supply, RB, INS: MBIA
6.00%, 07/01/07	2,020	2,210,547

		6,125,784

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
West Virginia — 0.8%
School Building Authority, Revenue, Capital Improvement, INS: AMBAC
5.50%, 07/01/11	$1,000	$1,093,370

Wisconsin — 2.3%
North Central Technical College, GO
5.40%, 09/01/04	1,075	1,086,019
Wisconsin State, GO
6.125%, 11/01/06	2,000	2,175,440

		3,261,459

Wyoming — 1.4%
Lincoln County, RB, VRDB, PCRB, Exxon Mobil Project**
0.98%, 11/01/14	2,000	2,000,000

TOTAL MUNICIPAL BONDS
(Cost $140,637,009)		140,994,711

	Shares
INVESTMENT COMPANIES — 0.1%
Black Rock Provident Institutional Funds — MuniFund	39,883	39,883
Goldman Sachs Financial Square Tax-Free Money Market Fund	110,509	110,509

TOTAL INVESTMENT COMPANIES
(Cost $150,392)		150,392

TOTAL INVESTMENT IN SECURITIES — 98.7%
(Cost $140,787,401**)		141,145,103
OTHER ASSETS IN EXCESS OF LIABILITIES — (1.3)%		1,823,072

NET ASSETS — 100%		$142,968,175

	Value

NET ASSET VALUE PER SHARE
Institutional Shares
($142,348,240 ÷ 14,160,426 shares outstanding)	$10.05

Class A Shares
($495,667 ÷ 49,300 shares outstanding)	$10.05

Class B Shares
($999 ÷ 99 shares outstanding)	$10.05	***

Class C Shares
($123,269 ÷ 12,263 shares outstanding)	$10.05

*	The rates shown are as of May 28, 2004
**	Aggregate cost for Federal income tax purposes is $140,787,401. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,739,319
Excess of Tax cost over value	$(1,243,482)

***	NAV calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — 98.6%
Alabama — 1.8%
Auburn University, RB, General Fee Revenue, INS: MBIA
5.50%, 06/01/13	$2,345	$2,568,244

Arizona — 0.9%
Maricopa County School District No. 38 Madison Elementary, GO, INS: MBIA, Prerefunded 07/01/06 @ 101
5.80%, 07/01/15	1,230	1,335,645

Arkansas — 2.6%
Arkansas State, GO, INS: FGIC
5.25%, 08/01/05	1,425	1,483,382
University of Arkansas, RB, Fayetteville Campus, INS: FGIC
5.50%, 12/01/16	2,000	2,206,680

		3,690,062

California — 1.6%
Los Angeles Unified School District, GO, INS: MBIA
5.75%, 07/01/13	2,000	2,275,600

Colorado — 7.0%
Arapahoe County District No. 5, Cherry
Creek, GO, INS: SAW
5.50%, 12/15/12	1,750	1,928,360
6.00%, 12/15/13	1,000	1,125,290
Colorado Department of Transportation, RB, TRAN, INS: AMBAC, Prerefunded
06/15/10 @ 100.5
6.00%, 06/15/15	2,000	2,294,340
Colorado Springs, RB, Utility Revenue, ETM
5.875%, 11/15/17	1,500	1,711,395
Denver City and County, COP, INS: AMBAC
5.75%, 12/01/18	1,750	1,989,838
Denver City and County, GO
6.00%, 10/01/10	1,000	1,140,750

		10,189,973

Florida — 4.6%
Broward County, RB, Florida Resource Recovery
5.00%, 12/01/04	2,000	2,033,260
Florida State, RB, Department of Environmental Protection, INS: AMBAC,
6.00%, 07/01/12	1,000	1,152,510

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
Hillsborough County Capital Improvements Program, RB, INS: FGIC,
6.00%, 08/01/05	$1,210	$1,269,532
Lee County Transit Facilities Revenue, RB, INS: AMBAC
5.50%, 10/01/14	1,000	1,093,740
Reedy Creek Improvements District, GO, Prerefunded 06/01/05 @ 100, INS: MBIA
5.75%, 06/01/19	1,000	1,041,590

		6,590,632

Georgia — 6.1%
Georgia State, GO
6.50%, 12/01/05	1,700	1,816,773
6.00%, 07/01/12	2,000	2,259,520
Private Colleges & Universities, RB, Emory University
5.75%, 11/01/15	2,320	2,590,605
5.75%, 11/01/16	2,000	2,227,240

		8,894,138

Illinois — 1.2%
Chicago Wastewater Transmission, RB, INS: MBIA, Prerefunded 01/01/10 @ 101
6.00%, 01/01/13	1,545	1,763,664

Kansas — 2.7%
Kansas State Development Financial Authority, RB, PCR, Prerefunded
11/01/10
6.00%, 11/01/14	2,000	2,289,780
Kansas State, RB, Turnpike Authority, INS: AMBAC
5.50%, 09/01/06	1,500	1,610,160

		3,899,940

Louisiana — 1.8%
Louisiana Public Facilities, RB, INS: FSA
5.50%, 08/01/17	2,365	2,547,247

Maryland — 4.8%
Dorchester County, GO
6.10%, 02/01/15	2,000	2,100,960
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA
5.50%, 09/01/15	1,500	1,588,800
Maryland State & Local Facilities, GO, GPI
5.50%, 03/01/08	1,000	1,098,660

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Northeast Waste Disposal Authority, RB, Southwest Recovery Facility, INS: MBIA
7.20%, 01/01/05	$2,000	$ 2,049,320

		6,837,740

Massachusetts — 9.1%
Massachusetts Bay Transportation Authority
5.75%, 07/01/15	85	94,209
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100
5.75%, 07/01/10	915	1,034,289
Massachusetts State, GO, Prerefunded 03/01/12 @ 100
5.50%, 03/01/19	3,500	3,880,870
Massachusetts State, GO, Transit Improvements, Prerefunded 02/01/10 @ 101
6.00%, 02/01/14	2,000	2,286,600
Massachusetts State, GO, Transit Improvements, Prerefunded 01/01/13 @ 100
5.50%, 01/01/15	1,610	1,788,774
Massachusetts State INS: AMBAC
5.50%, 10/01/19	2,500	2,762,800
Pembroke, GO, INS: FGIC
5.50%, 11/15/20	1,230	1,318,351

		13,165,893

Michigan — 3.4%
Michigan State Building Authority, RB, Facilities Program
5.50%, 10/15/06	2,500	2,690,375
Detroit, GO, INS: AMBAC
5.20%, 05/01/07	2,000	2,143,100

		4,833,475

Minnesota — 0.7%
Minnesota State, GO, Prerefunded 10/01/04 @ 100
6.00%, 10/01/14	1,000	1,015,800

Missouri — 2.0%
Farmington School District NO. R7, GO, INS: SADD
5.70%, 03/01/15	1,065	1,176,569
Missouri State Board of Public Buildings, RB, Special Obligation
5.75%, 05/01/09	1,500	1,674,675

		2,851,244

	Par (000)	Value

MUNICIPAL BONDS — Continued
New Jersey — 6.3%
New Jersey Environmental Infrastructure
5.50%, 09/01/16	$1,000	$ 1,086,800
New Jersey State Transportation Authority, RB
5.50%, 06/15/08	1,800	1,966,158
New Jersey State Transportation Authority, RB, Prerefunded, 12/15/11 @100, INS: MBIA
6.00%, 12/15/15	2,000	2,309,940
New Jersey State, GO, Refunding,
5.75%, 02/15/06	1,000	1,062,680
New Jersey Transportation Corp., RB, BAN, INS: AMBAC
5.50%, 02/01/08	2,500	2,710,550

		9,136,128

New York — 1.6%
New York State Environmental Facility, RB
6.00%, 06/15/18	1,775	1,986,829
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100
6.00%, 06/15/18	225	255,078

		2,241,907

Ohio — 4.9%
Eaton School District, GO, INS: FGIC,
5.75%, 12/01/20	1,000	1,099,490
Ohio Public Facilities Commission, Mental Health, RB
5.125%, 06/01/04	1,000	1,000,100
Ohio State Higher Education, RB, Capital Facilities
5.50%, 12/01/07	2,000	2,186,940
Ohio State Water Development Authority, RB, Drinking Water Fund
5.50%, 12/01/17	2,500	2,737,650

		7,024,180

Oregon — 4.7%
Jackson County School District No. 6 Central Point, GO, INS: FGIC
5.75%, 06/15/15	2,060	2,274,734
Portland Sewer System, RB, INS: FGIC
5.75%, 08/01/18	2,000	2,206,540
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center
INS: AMBAC
6.00%, 06/15/13	2,000	2,243,100

		6,724,374

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2004

	Par (000)	Value

MUNICIPAL BONDS — Continued
Pennsylvania — 13.5%
Allegheny County Sanitation Authority, RB, INS: MBIA
5.75%, 12/01/13	$1,150	$ 1,284,182
Chester County, GO
5.50%, 11/15/15	4,300	4,671,519
Mifflin County, GO, INS: FGIC
5.625%, 09/01/28	2,000	2,087,360
Pennsylvania State Turnpike Commission Turnpike Revenue, INS: AMBAC
5.50%, 12/01/31	2,000	2,094,200
Pennsylvania State, GO
5.75%, 01/15/09	1,315	1,461,386
Philadelphia School District, GO, INS: FSA
5.50%, 02/01/31	1,000	1,043,060
Radnor Township, Pennsylvania School District, GO, INS: SAW
5.75%, 03/15/19	2,500	2,719,150
Uniontown School District, INS: FSA
5.50%,10/01/30	1,440	1,495,598
Wilkes Barre Penn School District, GO, INS: MBIA
5.50%, 04/01/18	2,460	2,698,571

		19,555,026

Puerto Rico — 3.2%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA
6.25%, 07/01/05	1,345	1,412,586
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA
5.50%, 07/01/13	2,780	3,119,466

		4,532,052

	Par (000)	Value

MUNICIPAL BONDS — Continued
Rhode Island — 1.9%
Rhode Island State, GO, INS: FGIC
6.00%, 07/15/14	$2,415	$2,734,335

South Carolina — 2.0%
South Carolina Transportation Infrastructure, RB, GPI
5.50%, 10/01/06	2,705	2,903,845

Texas — 4.3%
San Antonio Electric & Gas, RB, Unrefunded Balance
5.80%, 02/01/06	3,300	3,443,583
Texas Tech University, RB, INS: MBIA
5.50%, 08/15/18	2,550	2,752,088

		6,195,671

Virginia — 4.2%
Hampton, GO, GPI
5.75%, 02/01/15	1,490	1,654,287
Montgomery County IDA Lease, RB, INS: AMBAC
6.00%, 01/15/17	1,000	1,130,380
Norfolk, IDA, Sentara Hospital
5.00%, 11/01/08	1,500	1,548,690
Virginia State Public Schools, RB,
5.50%, 08/01/08	1,500	1,651,770

		5,985,127

Wisconsin — 1.7%
Sun Prairie Area School District, GO, INS: FSA
6.00%, 03/01/14	1,180	1,341,436
Wisconsin State, GO
6.20%, 05/01/06	1,000	1,076,390

		2,417,826

TOTAL MUNICIPAL BONDS
(Cost $137,367,741)		141,909,768

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2004

	Shares	Value

INVESTMENT COMPANIES — 2.4%
Black Rock Provident Institutional Funds — MuniFund	1,115,102	$1,115,102
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,327,536	2,327,536

TOTAL INVESTMENT COMPANIES
(Cost $3,442,638)		3,442,638

TOTAL INVESTMENT IN SECURITIES — 101.0%
(Cost $140,810,379*)		145,352,406
OTHER LIABILITIES IN EXCESS OF ASSETS — (1.0)%		(1,498,801)

NET ASSETS — 100%		$143,853,605

	Value

NET ASSET VALUE PER SHARE
Institutional Shares
($143,400,133 ÷ 14,771,860 shares outstanding)	$9.71

Class A Shares
($280,518 ÷ 28,834 shares outstanding)	$9.73

Class B Shares
($1,009 ÷ 104 shares outstanding)	$9.71	**

Class C Shares
($171,945 ÷ 17,704 shares outstanding)	$9.71

*	Aggregate cost for Federal income tax purposes is $140,810,379. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$5,363,897
Excess of Tax cost over value	$(530,295)

**	NAV calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADB	Asian Development Bank
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
BAN	Bond Anticipation Notes
CGI	Consolidated General Improvement
COP	Certificates of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IBRD	International Bank for Reconstruction & Development
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Investor Association
MPB	Municipal Put Bonds
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
PSFG	Permanent School Fund Guaranty
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SPA	Standby Purchase Agreement
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2004

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$7,755,199	$4,471,541	$2,912,866

EXPENSES:
Investment advisory fees	1,798,448	1,064,047	770,082
Administration fees	899,232	532,028	385,027
Accounting agent fees	188,503	111,834	84,585
Distribution and service fees
Class A Shares	110,122	6,493	22,615
Class B Shares	120	29	11
Class C Shares	4,341	21	11
Custodian fees	68,725	40,494	31,816
Directors’ fees	9,730	9,731	9,731
Transfer agent fees	32,071	21,181	18,249
Legal fees	49,468	19,729	19,611
Audit fees	16,658	16,665	16,665
Registration fees	60,783	14,099	13,024
Printing costs	39,818	22,893	17,890
Other	37,548	22,104	17,872

TOTAL EXPENSES	3,315,567	1,881,348	1,407,189
Fees waived by Investment Advisor	(327,701)	(174,823)	(154,611)
Fees waived by Administrator	(179,845)	(106,405)	(77,008)
Distribution and services fee waived
Class A Shares	(3,207)	(1,724)	(8,917)
Class B Shares	(75)	(19)	(5)
Class C Shares	(3,396)	(19)	(5)

NET EXPENSES	2,801,343	1,598,358	1,166,643

NET INVESTMENT INCOME	4,953,856	2,873,183	1,746,223

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	—	—	(62,963)

Net gain (loss) on investments	—	—	(62,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,953,856	$2,873,183	$1,683,260

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2004

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$97,401	$17,513	$6,401	$84,149	$201,726	$58,993
Income from securities loaned	13,074	1,278	938	10,766	89,218	3,208
Dividends	5,950,625	2,317,355	316,051	946,769	5,243,089 *	5,456,234

TOTAL INVESTMENT INCOME	6,061,100	2,336,146	323,390	1,041,684	5,534,033	5,518,435

EXPENSES:
Investment advisory fees	2,730,195	515,386	197,552	1,601,258	2,702,418	1,073,396
Administration fees	568,795	107,373	41,157	153,968	276,889	167,719
Accounting agent fees	120,751	24,765	11,610	40,904	71,661	37,712
Distribution and service fees
Class A Shares	11,659	729	339	1,832	2,152	2,763
Class B Shares	3,275	184	302	495	333	1,886
Class C Shares	15,548	84	104	2,935	3,079	4,968
Custodian fees	41,421	8,773	2,977	9,775	366,601	12,008
Directors’ fees	9,729	9,731	9,724	9,728	9,731	9,728
Transfer agent fees	58,994	21,347	25,544	21,425	29,266	31,313
Legal fees	23,790	2,179	2,219	32,703	12,724	8,905
Audit fees	16,665	16,665	16,665	16,666	16,665	16,665
Registration fees	19,861	11,288	10,201	9,972	15,977	16,923
Printing costs	24,897	4,055	1,656	6,273	10,090	6,860
Other	26,001	8,290	5,372	9,988	29,215	10,262

TOTAL EXPENSES	3,671,581	730,849	325,422	1,917,922	3,546,801	1,401,108
Fees waived by Investment Advisors	(118,182)	(65,241)	(69,828)	(341,113)	(720,329)	—
Fees waived by Administrator	(113,758)	(21,474)	(8,231)	(30,794)	(55,378)	—

NET EXPENSES	3,439,641	644,134	247,363	1,546,015	2,771,094	1,401,108

NET INVESTMENT INCOME (LOSS)	2,621,459	1,692,012	76,027	(504,331)	2,762,939	4,117,327

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	13,088,887	5,593,839	376,560	7,924,737	12,360,332	4,940,884
Foreign currency transactions	—	—	—	—	(1,309,315)	—

	13,088,887	5,593,839	376,560	7,924,737	11,051,017	4,940,884

Change in net unrealized appreciation (depreciation):
Investments	55,713,211	6,982,724	4,545,634	14,924,192	30,608,899	17,190,018
Translation of assets and liabilities in foreign currencies	—	—	—	—	(109,846)	—

	55,713,211	6,982,724	4,545,634	14,924,192	30,499,053	17,190,018

Net gain (loss) on investments and foreign currency transactions	68,802,098	12,576,563	4,922,194	22,848,929	41,550,070	22,130,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,423,557	$14,268,575	$4,998,221	$22,344,598	$44,313,009	$26,248,229

*	Net of withholding taxes of $636,165

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2004

	Low Duration Bond Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$174,393	$5,784,728	$5,856,292	$2,374,738	$3,602,442	$6,120,837
Income from securities loaned	—	28,044	21,805	—	—	—

TOTAL INVESTMENT INCOME	174,393	5,812,772	5,878,097	2,374,738	3,602,442	6,120,837

EXPENSES:
Investment advisory fees	31,009	624,370	509,508	324,560	706,973	792,640
Administration fees	12,920	222,992	181,969	81,141	176,744	198,161
Accounting agent fees	6,150	58,520	74,372	31,696	48,369	56,343
Distribution and service fees
Class A Shares	6	5,502	1,586	4,985	3,451	669
Class B Shares	—	1,217	267	951	11	11
Class C Shares	25	6,589	2,562	1,429	341	746
Custodian fees	310	17,497	14,271	6,337	13,564	16,039
Directors’ fees	1,685	9,730	9,758	9,728	9,730	9,729
Transfer agent fees	3,155	35,091	24,633	23,644	18,460	18,466
Legal fees	5,260	22,084	18,124	5,070	8,285	7,387
Audit fees	8,700	16,666	16,666	18,675	18,675	18,676
Registration fees	1,000	20,205	9,544	7,841	12,932	7,572
Printing costs	3,000	15,646	12,282	3,915	8,395	8,781
Organization	8,960	—	—	—	—	—
Other	700	10,399	8,905	4,632	7,998	9,487

TOTAL EXPENSES	82,880	1,066,508	884,447	524,604	1,033,928	1,144,707
Fees waived by Investment Advisor	(18,133)	(118,020)	(117,023)	(177,013)	(288,621)	(312,667)
Fees waived by Administrator	(2,584)	(44,598)	(36,393)	(16,228)	(35,349)	(39,632)

NET EXPENSES	62,163	903,890	731,031	331,363	709,958	792,408

NET INVESTMENT INCOME	112,230	4,908,882	5,147,066	2,043,375	2,892,484	5,328,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(59,024)	697,277	1,835,856	547,402	829,653	2,368,272

	(59,024)	697,277	1,835,856	547,402	829,653	2,368,272

Change in net unrealized appreciation (depreciation):
Investments	(713,295)	(4,889,238)	(6,528,872)	(2,288,847)	(3,695,835)	(7,523,230)

	(713,295)	(4,889,238)	(6,528,872)	(2,288,847)	(3,695,835)	(7,523,230)

Net gain (loss) on investments	(772,319)	(4,191,961)	(4,693,016)	(1,741,445)	(2,866,182)	(5,154,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(660,089)	$716,921	$454,050	$301,930	$26,302	$173,471

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2004	Prime Money Market Fund For the Year Ended May 31, 2003	Government Money Market Fund For the Year Ended May 31, 2004	Government Money Market Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,953,856	$8,476,818	$2,873,183	$4,944,679
Net gain (loss) on investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	4,953,856	8,476,818	2,873,183	4,944,679

Distributions to shareholders from Net investment income
Institutional Class	(4,906,134)	(8,473,950)	(2,869,173)	(4,943,204)
Class A Shares	(45,580)	(2,747)	(3,988)	(1,462)
Class B Shares	(56)	(25)	(14)	(6)
Class C Shares	(2,086)	(96)	(8)	(7)

Total distributions to shareholders	(4,953,856)	(8,476,818)	(2,873,183)	(4,944,679)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	801,805,356	780,332,270	1,004,767,777	977,212,047
Class A Shares	104,558,083	1,102,030	5,419,543	934,850
Class B Shares	11,013	19,826	—	2,918
Class C Shares	545,623	90,055	2,000	1,000
Cost of shares redeemed
Institutional Class	(849,633,134)	(678,361,058)	(1,015,508,062)	(996,581,823)
Class A Shares	(22,628,049)	(274,687)	(3,057,758)	(487,533)
Class B Shares	(16,871)	—	(21)	—
Class C Shares	(156,557)	(5,880)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	234,507	381,329	98,075	249,105
Class A Shares	32,479	2,209	3,734	1,125
Class B Shares	63	11	15	4
Class C Shares	1,916	34	8	7

Increase (decrease) in net assets derived from capital share transactions	34,754,429	103,286,139	(8,274,689)	(18,668,300)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,754,429	103,286,139	(8,274,689)	(18,668,300)
NET ASSETS:
Beginning of period	750,346,854	647,060,715	384,239,878	402,908,178

End of period	$785,101,283	$750,346,854	$375,965,189	$384,239,878

Undistributed Net Investment Income	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	801,805,323	780,332,261	1,004,767,715	976,812,673
Class A Shares	104,558,105	1,102,030	5,419,604	934,850
Class B Shares	11,013	19,826	—	2,918
Class C Shares	545,634	90,055	2,000	1,000
Shares redeemed
Institutional Class	(849,633,134)	(678,361,058)	(1,015,508,062)	(996,182,937)
Class A Shares	(22,628,049)	(274,687)	(3,057,758)	(487,533)
Class B Shares	(16,871)	—	(20)	—
Class C Shares	(156,557)	(5,880)	—	—
Shares issued in reinvestment of dividends
Institutional Class	234,561	381,329	98,075	249,105
Class A Shares	32,479	2,208	3,734	1,125
Class B Shares	63	11	15	4
Class C Shares	1,916	34	9	7

Net Increase (Decrease) in Shares
Institutional Class	(47,593,250)	102,352,532	(10,642,272)	(19,121,159)
Class A Shares	81,962,535	829,551	2,365,580	448,442
Class B Shares	(5,795)	19,837	(5)	2,922
Class C Shares	390,993	84,209	2,009	1,007

	34,754,483	103,286,129	(8,274,688)	(18,668,788)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2004	Tax-Exempt Money Market Fund For the Year Ended May 31, 2003	Growth & Income Fund For the Year Ended May 31, 2004	Growth & Income Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,746,223	$2,557,458	$2,621,459	$3,498,727
Net realized gain (loss) on investments	(62,963)	897	13,088,887	(21,548,030)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	55,713,211	(11,363,389)

Net increase (decrease) in net assets resulting from operations	1,683,260	2,558,355	71,423,557	(29,412,692)

Distributions to shareholders from Net investment income Institutional Class	(1,733,407)	(2,554,540)	(2,713,249)	(3,588,884)
Class A Shares	(12,807)	(2,909)	(5,921)	(1,283)
Class B Shares	(4)	(3)	(292)	(51)
Class C Shares	(5)	(6)	(1,565)	(65)

Total distributions to shareholders	(1,746,223)	(2,557,458)	(2,721,027)	(3,590,283)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	397,167,463	313,638,413	55,037,834	78,846,752
Class A Shares	14,002,538	2,469,690	3,481,853	1,015,589
Class B Shares	—	1,000	391,543	142,596
Class C Shares	—	1,000	1,872,266	378,844
Cost of shares redeemed
Institutional Class	(437,138,652)	(276,272,429)	(50,210,067)	(41,755,128)
Class A Shares	(8,999,762)	(117,347)	(346,003)	(39,560)
Class B Shares	—	—	(7,160)	(49,027)
Class C Shares	—	—	(217,843)	(1,010)
Value of shares issued in reinvestment of dividends
Institutional Class	29,746	22,111	749,866	1,098,289
Class A Shares	13,413	1,379	6,084	1,275
Class B Shares	5	3	290	51
Class C Shares	5	5	1,471	65

Increase (decrease) in net assets derived from capital share transactions	(34,925,244)	39,743,825	10,760,134	39,638,736

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,988,207)	39,744,722	79,462,664	6,635,761
NET ASSETS:
Beginning of period	292,251,277	252,506,555	396,826,342	390,190,581

End of period	$257,263,070	$292,251,277	$476,289,006	$396,826,342

Undistributed Net Investment Income	$—	$—	$361,301	$460,869

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	397,167,453	313,409,958	3,259,983	5,404,873
Class A Shares	14,002,548	2,469,690	201,642	69,475
Class B Shares	—	1,000	23,090	10,001
Class C Shares	—	1,000	112,927	27,030
Shares redeemed
Institutional Class	(437,138,652)	(276,043,301)	(2,905,226)	(2,850,897)
Class A Shares	(8,999,762)	(117,347)	(19,767)	(2,774)
Class B Shares	—	—	(396)	(3,608)
Class C Shares	—	—	(12,309)	(67)
Shares issued in reinvestment of dividends
Institutional Class	29,746	22,111	44,578	73,984
Class A Shares	13,413	1,379	361	90
Class B Shares	5	3	17	4
Class C Shares	5	5	89	5

Net Increase (Decrease) in Shares
Institutional Class	(39,941,453)	37,388,768	399,335	2,627,960
Class A Shares	5,016,199	2,353,722	182,236	66,791
Class B Shares	5	1,003	22,711	6,397
Class C Shares	5	1,005	100,707	26,968

	(34,925,244)	39,744,498	704,989	2,728,116

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Year Ended May 31, 2004	Equity Income Fund For the Year Ended May 31, 2003	Equity Growth Fund For the Year Ended May 31, 2004	Equity Growth Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,692,012	$1,742,941	$76,027	$155,223
Net realized gain (loss) on investments	5,593,839	(5,712,859)	376,560	(5,606,077)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	6,982,724	(7,276,134)	4,545,634	195,730

Net increase (decrease) in net assets resulting from operations	14,268,575	(11,246,052)	4,998,221	(5,255,124)

Distributions to shareholders from Net investment income
Institutional Class	(1,695,069)	(1,705,116)	(120,570)	(107,088)
Class A Shares	(1,919)	(87)	(23)	(6)
Class B Shares	(194)	(4)	—	(3)
Class C Shares	(99)	(5)	(8)	—

Total distributions to shareholders	(1,697,281)	(1,705,212)	(120,601)	(107,097)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	16,044,165	20,522,886	10,107,126	4,339,504
Class A Shares	346,336	30,336	167,704	20,325
Class B Shares	28,826	1,000	46,718	1,000
Class C Shares	57,078	1,000	7,620	7,500
Cost of shares redeemed
Institutional Class	(33,384,977)	(18,716,517)	(12,208,341)	(12,066,180)
Class A Shares	(99,366)	—	(44,483)	—
Class B Shares	—	—	(207)	—
Class C Shares	(968)	—	(7,867)	—
Value of shares issued in reinvestment of dividends
Institutional Class	102,036	47,852	29,657	21,185
Class A Shares	1,324	87	23	6
Class B Shares	194	4	—	3
Class C Shares	26	5	7	—

Increase (decrease) in net assets derived from capital share transactions	(16,905,326)	1,886,653	(1,902,043)	(7,676,657)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,334,032)	(11,064,611)	2,975,577	(13,038,878)
NET ASSETS:
Beginning of period	92,536,120	103,600,731	29,599,350	42,638,228

End of period	$88,202,088	$92,536,120	$32,574,927	$29,599,350

Undistributed Net Investment Income	$206,026	$211,295	$20,175	$64,749

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	3,643,885	5,554,528	1,618,199	810,325
Class A Shares	80,302	8,385	25,962	3,877
Class B Shares	7,013	278	7,537	191
Class C Shares	12,555	291	1,164	1,387
Shares redeemed
Institutional Class	(8,066,154)	(5,098,539)	(1,934,617)	(2,208,521)
Class A Shares	(22,785)	—	(6,957)	—
Class B Shares	—	—	(31)	—
Class C Shares	(215)	—	(1,217)	—
Shares issued in reinvestment of dividends
Institutional Class	23,456	12,945	4,848	3,878
Class A Shares	309	25	4	1
Class B Shares	44	1	—	1
Class C Shares	6	2	1	—

Net Increase (Decrease) in Shares
Institutional Class	(4,398,813)	468,934	(311,570)	(1,394,318)
Class A Shares	57,826	8,410	19,009	3,878
Class B Shares	7,057	279	7,506	192
Class C Shares	12,346	293	(52)	1,387

	(4,321,584)	477,916	(285,107)	(1,388,861)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Year Ended May 31, 2004	Capital Opportunities Fund For the Year Ended May 31, 2003	International Equity Fund For the Year Ended May 31, 2004	International Equity Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(504,331)	$(231,730)	$2,762,939	$1,170,014
Net realized gain (loss) on investments and foreign currency transactions	7,924,737	(3,725,524)	11,051,017	(2,487,070)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	14,924,192	8,816,874	30,499,053	(2,736,541)

Net increase (decrease) in net assets resulting from operations	22,344,598	4,859,620	44,313,009	(4,053,597)

Distributions to shareholders from Net investment income
Institutional Class	—	—	(992,994)	(2,021,066)
Class A Shares	—	—	(315)	(452)
Class B Shares	—	—	(41)	(15)
Class C Shares	—	—	(306)	(13)

Total distributions to shareholders	—	—	(993,656)	(2,021,546)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	83,085,880	31,679,325	159,646,156	47,615,688
Class A Shares	802,524	99,342	1,004,026	76,662
Class B Shares	60,260	6,121	31,711	11,060
Class C Shares	391,317	27,022	387,516	34,297
Cost of shares redeemed
Institutional Class	(17,995,574)	(6,092,006)	(19,762,770)	(7,062,796)
Class A Shares	(67,792)	(7,528)	(54,662)	(10,499)
Class B Shares	—	—	(210)	—
Class C Shares	(21,181)	—	(6,153)	—
Value of shares issued in reinvestment of dividends
Institutional Class	—	—	79,615	253,079
Class A Shares	—	—	315	444
Class B Shares	—	—	41	15
Class C Shares	—	—	251	13

Increase (decrease) in net assets derived from capital share transactions	66,255,434	25,712,276	141,325,837	40,917,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	88,600,032	30,571,896	184,645,189	34,842,820
NET ASSETS:
Beginning of period	66,636,657	36,064,761	124,457,253	89,614,433

End of period	$155,236,689	$66,636,657	$309,102,442	$124,457,253

Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	$(504,331)	$—	$1,045,681	$585,713

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	9,422,697	4,884,508	13,692,693	5,175,349
Class A Shares	88,665	15,190	84,501	8,230
Class B Shares	7,144	982	2,838	1,246
Class C Shares	46,581	4,366	35,898	3,768
Shares redeemed
Institutional Class	(1,975,078)	(971,556)	(1,639,644)	(762,645)
Class A Shares	(7,320)	(1,111)	(4,547)	(1,131)
Class B Shares	—	—	(17)	—
Class C Shares	(2,280)	—	(567)	—
Shares issued in reinvestment of dividends
Institutional Class	—	—	7,725	25,786
Class A Shares	—	—	32	47
Class B Shares	—	—	4	2
Class C Shares	—	—	25	2

Net Increase (Decrease) in Shares
Institutional Class	7,447,619	3,912,952	12,060,774	4,438,490
Class A Shares	81,345	14,079	79,986	7,146
Class B Shares	7,144	982	2,825	1,248
Class C Shares	44,301	4,366	35,356	3,770

	7,580,409	3,932,379	12,178,941	4,450,654

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Year Ended May 31, 2004	Diversified Real Estate Fund For the Year Ended May 31, 2003	Low Duration Bond Fund For the Period March 15, 2004[1] to May 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,117,327	$2,526,430	$112,230
Net realized gain (loss) on investments	4,940,884	681,422	(59,024)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	17,190,018	2,592,875	(713,295)

Net increase (decrease) in net assets resulting from operations	26,248,229	5,800,727	(660,089)

Distributions to shareholders from Net investment income
Institutional Class	(5,238,063)	(2,243,045)	(112,201)
Class A Shares	(19,868)	(1,358)	(20)
Class B Shares	(6,407)	(226)	—
Class C Shares	(16,909)	(1,533)	(9)
Net realized capital gains
Institutional Class	(611,732)	(120,213)	—
Class A Shares	(2,222)	—	—
Class B Shares	(923)	—	—
Class C Shares	(2,316)	—	—
Return of Capital distributions
Institutional Class	(593,287)	(638,478)	—
Class A Shares	(2,466)	—	—
Class B Shares	(842)	—	—
Class C Shares	(2,218)	—	—

Total distributions to shareholders	(6,497,253)	(3,004,853)	(112,230)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	70,134,894	46,114,462	54,127,529
Class A Shares	930,851	187,586	11,712
Class B Shares	140,231	72,134	—
Class C Shares	561,555	143,179	11,711
Cost of shares redeemed
Institutional Class	(16,729,951)	(5,694,105)	(7,602,695)
Class A Shares	(91,866)	(7,670)	—
Class B Shares	(60)	—	—
Class C Shares	(85,162)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	522,210	338,495	3,922
Class A Shares	23,995	1,358	11
Class B Shares	8,014	226	—
Class C Shares	20,061	1,533	5

Increase (decrease) in net assets derived from capital share transactions	55,434,772	41,157,198	46,552,195

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,185,748	43,953,072	45,779,876
NET ASSETS:
Beginning of period	88,761,596	44,808,524	—

End of period	$163,947,344	$88,761,596	$45,779,876

Undistributed Net Investment Income	$1,026,018	$671,942	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	5,447,174	4,323,323	5,412,503
Class A Shares	70,685	17,591	1,171
Class B Shares	11,457	6,660	—
Class C Shares	44,414	13,508	1,171
Shares redeemed
Institutional Class	(1,249,738)	(542,103)	(769,559)
Class A Shares	(7,114)	(704)	—
Class B Shares	(5)	—	—
Class C Shares	(6,542)	—	—
Shares issued in reinvestment of dividends
Institutional Class	39,729	31,440	395
Class A Shares	1,794	128	1
Class B Shares	614	21	—
Class C Shares	1,517	145	1

Net Increase (Decrease) in Shares
Institutional Class	4,237,165	3,812,660	4,643,339
Class A Shares	65,365	17,015	1,172
Class B Shares	12,066	6,681	—
Class C Shares	39,389	13,653	1,172

	4,353,985	3,850,009	4,645,683

[1]	Since Inception

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Year Ended May 31, 2004	Limited Maturity Bond Fund For the Year Ended May 31, 2003	Total Return Bond Fund For the Year Ended May 31, 2004	Total Return Bond Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,908,882	$5,650,562	$5,147,066	$6,183,021
Net realized gain (loss) on investments	697,277	930,052	1,835,856	1,446,854
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(4,889,238)	2,536,851	(6,528,872)	4,032,253

Net increase (decrease) in net assets resulting from operations	716,921	9,117,465	454,050	11,662,128

Distributions to shareholders from Net investment income
Institutional Class	(4,895,936)	(5,632,601)	(6,145,509)	(6,733,710)
Class A Shares	(25,085)	(2,070)	(11,940)	(938)
Class B Shares	(2,143)	(73)	(863)	(139)
Class C Shares	(11,673)	(427)	(8,222)	(298)
Net realized capital gains
Institutional Class	—	—	(698,281)	—
Class A Shares	—	—	(1,383)	—
Class B Shares	—	—	(164)	—
Class C Shares	—	—	(1,315)	—

Total distributions to shareholders	(4,934,837)	(5,635,171)	(6,867,677)	(6,735,085)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	37,984,298	58,870,496	31,137,202	29,285,082
Class A Shares	2,281,192	280,442	914,600	96,922
Class B Shares	164,760	24,510	18,195	15,460
Class C Shares	920,366	154,456	364,677	75,021
Cost of shares redeemed
Institutional Class	(38,220,287)	(32,452,251)	(33,769,981)	(19,122,204)
Class A Shares	(20,557)	(21,715)	(118,504)	(13,930)
Class B Shares	(10)	—	—	—
Class C Shares	(36,591)	—	(106,544)	—
Value of shares issued in reinvestment of dividends
Institutional Class	777,368	970,683	311,987	257,384
Class A Shares	21,522	1,547	11,527	579
Class B Shares	1,570	33	979	—
Class C Shares	8,974	172	8,205	85

Increase (decrease) in net assets derived from capital share transactions	3,882,605	27,828,373	(1,227,657)	10,594,399

TOTAL INCREASE (DECREASE) IN NET ASSETS	(335,311)	31,310,667	(7,641,284)	15,521,442
NET ASSETS:
Beginning of period	175,736,594	144,425,927	144,238,761	128,717,319

End of period	$175,401,283	$175,736,594	$136,597,477	$144,238,761

Undistributed Net Investment Income	$—	$—	$—	$19,988

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	3,633,285	5,629,822	3,128,277	2,947,052
Class A Shares	218,045	26,747	91,842	9,690
Class B Shares	15,785	2,333	1,822	1,543
Class C Shares	88,364	14,716	36,747	7,467
Shares redeemed
Institutional Class	(3,656,603)	(3,095,802)	(3,400,605)	(1,916,427)
Class A Shares	(1,965)	(2,063)	(11,980)	(1,371)
Class B Shares	(1)	—	—	—
Class C Shares	(3,510)	—	(10,972)	—
Shares issued in reinvestment of dividends
Institutional Class	74,298	92,948	31,263	25,847
Class A Shares	2,060	147	1,157	58
Class B Shares	150	3	98	9
Class C Shares	859	16	824	8

Net Increase (Decrease) in Shares
Institutional Class	50,980	2,626,968	(241,065)	1,056,472
Class A Shares	218,140	24,831	81,019	8,377
Class B Shares	15,934	2,336	1,920	1,552
Class C Shares	85,713	14,732	26,599	7,475

	370,767	2,668,867	(131,527)	1,073,876

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2004	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2003	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2004	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,043,375	$1,999,202	$2,892,484	$2,568,022
Net realized gain (loss) on investments	547,402	(1,185,635)	829,653	(685,357)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(2,288,847)	2,669,181	(3,695,835)	2,094,140

Net increase (decrease) in net assets resulting from operations	301,930	3,482,748	26,302	3,976,805

Distributions to shareholders from Net investment income
Institutional Class	(2,011,609)	(1,987,479)	(2,881,426)	(2,566,053)
Class A Shares	(26,591)	(10,527)	(10,688)	(1,954)
Class B Shares	(2,054)	(635)	(10)	(5)
Class C Shares	(3,121)	(561)	(360)	(10)

Total distributions to shareholders	(2,043,375)	(1,999,202)	(2,892,484)	(2,568,022)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	12,888,537	15,718,797	48,725,360	57,357,791
Class A Shares	765,474	951,824	408,087	555,760
Class B Shares	11,500	102,201	—	1,000
Class C Shares	238,216	51,001	124,000	1,000
Cost of shares redeemed
Institutional Class	(15,689,991)	(6,041,069)	(26,194,770)	(15,366,728)
Class A Shares	(324,648)	(142,611)	(463,629)	(2,991)
Class B Shares	(47,803)	—	—	—
Class C Shares	(46,149)	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	182,658	221,787	15,291	15,567
Class A Shares	17,667	7,183	10,128	1,277
Class B Shares	2,111	447	11	4
Class C Shares	1,669	13	251	9

Increase (decrease) in net assets derived from capital share transactions	(2,000,759)	10,869,573	22,624,729	42,562,689

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,742,204)	12,353,119	19,758,547	43,971,472
NET ASSETS:
Beginning of period	63,073,010	50,719,891	123,209,628	79,238,156

End of period	$59,330,806	$63,073,010	$142,968,175	$123,209,628

Undistributed Net Investment Income	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,146,704	1,406,121	4,775,481	5,620,045
Class A Shares	68,406	85,056	40,244	54,538
Class B Shares	1,019	9,091	—	98
Class C Shares	21,194	4,589	12,140	97
Shares redeemed
Institutional Class	(1,410,827)	(539,413)	(2,578,427)	(1,506,797)
Class A Shares	(28,988)	(12,602)	(46,309)	(292)
Class B Shares	(4,231)	—	—	—
Class C Shares	(4,145)	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	16,284	19,824	1,500	1,527
Class A Shares	1,580	640	994	125
Class B Shares	188	40	1	1
Class C Shares	149	1	25	1

Net Increase (Decrease) in Shares
Institutional Class	(247,839)	886,532	2,198,554	4,114,775
Class A Shares	40,998	73,094	(5,071)	54,371
Class B Shares	(3,024)	9,131	1	99
Class C Shares	17,198	4,590	12,165	98

	(192,667)	973,347	2,205,649	4,169,343

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Year Ended May 31, 2004	National Tax-Exempt Bond Fund For the Year Ended May 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$5,328,429	$5,869,699
Net realized gain (loss) on investments	2,368,272	(3,569,048)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(7,523,230)	8,007,961

Net increase (decrease) in net assets resulting from operations	173,471	10,308,612

Distributions to shareholders from Net investment income

Institutional Class	(5,322,713)	(5,868,704)
Class A Shares	(3,896)	(398)
Class B Shares	(25)	(9)
Class C Shares	(1,795)	(588)
Net realized capital gains
Institutional Class	—	(1,463,201)
Class A Shares	—	(49)
Class B Shares	—	—
Class C Shares	—	(435)

Total Distributions to Shareholders	(5,328,429)	(7,333,384)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	6,852,233	8,290,820
Class A Shares	366,232	33,792
Class B Shares	—	1,000
Class C Shares	125,000	51,001
Cost of shares redeemed
Institutional Class	(28,730,586)	(15,179,550)
Class A Shares	(115,888)	—
Class B Shares	—	—
Class C Shares	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	13,518	22,824
Class A Shares	2,416	366
Class B Shares	25	7
Class C Shares	341	448

Increase (decrease) in net assets derived from capital share transactions	(21,486,709)	(6,779,292)

TOTAL INCREASE (DECREASE)IN NET ASSETS	(26,641,667)	(3,804,064)
NET ASSETS:
Beginning of period	170,495,272	174,299,336

End of period	$143,853,605	$170,495,272

Undistributed Net Investment Income	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	689,430	832,555
Class A Shares	37,102	3,411
Class B Shares	—	100
Class C Shares	12,475	5,149
Shares redeemed
Institutional Class	(2,905,484)	(1,522,853)
Class A Shares	(11,960)	—
Class B Shares	—	—
Class C Shares	—	—
Shares issued in reinvestment of dividends
Institutional Class	1,363	2,297
Class A Shares	244	37
Class B Shares	3	1
Class C Shares	35	46

Net Increase (Decrease) in Shares
Institutional Class	(2,214,691)	(688,001)
Class A Shares	25,386	3,448
Class B Shares	3	101
Class C Shares	12,510	5,195

	(2,176,792)	(679,257)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0070	0.0120	0.0239	0.0575	0.0522

Total From Investment Operations	0.0070	0.0120	0.0239	0.0575	0.0522

Less Distributions to Shareholders from:
Net Investment Income	(0.0070)	(0.0120)	(0.0239)	(0.0575)	(0.0522)

Total Distributions	(0.0070)	(0.0120)	(0.0239)	(0.0575)	(0.0522)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.71%	1.21%	2.41%	5.91%	5.34%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$701,820	$749,413	$647,061	$661,899	$514,728
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%
Before Expense Waiver	0.45%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.71%	1.18%	2.41%	5.69%	5.22%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0050	0.0070	0.0046	0.0040	0.0050	0.0071

Total From Investment Operations	0.0050	0.0070	0.0046	0.0040	0.0050	0.0071

Less Distributions to Shareholders from:
Net Investment Income	(0.0050)	(0.0070)	(0.0046)	(0.0040)	(0.0050)	(0.0071)

Total Distributions	(0.0050)	(0.0070)	(0.0046)	(0.0040)	(0.0050)	(0.0071)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.50%	0.70%	0.46%	0.40%	0.50%	0.72%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$82,792	$830	$14	$20	$475	$84
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.86%	0.38%[2]	0.75%	0.38%[2]	0.59%	0.38%[2]
Before Expense Waiver	0.95%	0.94%[2]	1.45%	1.43%[2]	1.45%	1.45%[2]
Ratio of Net Investment Income to Average Net Assets	0.21%	0.94%[2]	0.47%	0.87%[2]	0.48%	0.88%[2]

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0068	0.0116	0.0232	0.0566	0.0514

Total From Investment Operations	0.0068	0.0116	0.0232	0.0566	0.0514

Less Distributions to Shareholders from:
Net Investment Income	(0.0068)	(0.0116)	(0.0232)	(0.0566)	(0.0514)

Total Distributions	(0.0068)	(0.0116)	(0.0232)	(0.0566)	(0.0514)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.68%	1.17%	2.35%	5.81%	5.27%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$373,145	$383,788	$402,908	$430,856	$476,890
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%
Before Expense Waiver	0.44%	0.44%	0.45%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.68%	1.16%	2.32%	5.65%	5.15%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0047	0.0068	0.0046	0.0041	0.0050	0.0073

Total From Investment Operations	0.0047	0.0068	0.0046	0.0041	0.0050	0.0073

Less Distributions to Shareholders from:
Net Investment Income	(0.0047)	(0.0068)	(0.0046)	(0.0041)	(0.0050)	(0.0073)

Total Distributions	(0.0047)	(0.0068)	(0.0046)	(0.0041)	(0.0050)	(0.0073)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.47%	0.68%	0.47%	0.41%	0.50%	0.74%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,814	$448	$3	$3	$3	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.74%	0.38%[2]	0.73%	0.38%[2]	0.47%	0.38%[2]
Before Expense Waiver	0.94%	0.95%[2]	1.44%	1.40%[2]	1.44%	1.50%[2]
Ratio of Net Investment Income to Average Net Assets	0.31%	0.87%[2]	0.46%	0.88%[2]	0.40%	1.05%[2]

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0057	0.0094	0.0161	0.0348	0.0317

Total From Investment Operations	0.0057	0.0094	0.0161	0.0348	0.0317

Less Distributions to Shareholders from:
Net Investment Income	(0.0057)	(0.0094)	(0.0161)	(0.0348)	(0.0317)

Total Distributions	(0.0057)	(0.0094)	(0.0161)	(0.0348)	(0.0317)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.58%	0.95%	1.63%	3.54%	3.21%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$249,892	$289,896	$252,507	$195,275	$148,029
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%
Before Expense Waiver	0.45%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.94%	1.58%	3.46%	3.16%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0037	0.0058	0.0045	0.0032	0.0045	0.0056

Total From Investment Operations	0.0037	0.0058	0.0045	0.0032	0.0045	0.0056

Less Distributions to Shareholders from:
Net Investment Income	(0.0037)	(0.0058)	(0.0045)	(0.0032)	(0.0045)	(0.0056)

Total Distributions	(0.0037)	(0.0058)	(0.0045)	(0.0032)	(0.0045)	(0.0056)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.37%	0.59%	0.45%	0.32%	0.45%	0.56%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$7,369	$2,354	$1	$1	$1	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.68%	0.38%[2]	0.43%	0.38%[2]	0.43%	0.38%[2]
Before Expense Waiver	0.95%	0.95%[2]	1.45%	1.46%[2]	1.45%	1.52%[2]
Ratio of Net Investment Income to Average Net Assets	0.28%	0.83%[2]	0.45%	0.73%[2]	0.45%	0.90%[2]

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$15.33	$16.84	$20.96	$25.50	$24.43

Income From Investment Operations:
Net Investment Income	0.10	0.15	0.15	0.17	0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.58	(1.51)	(2.16)	(1.77)	2.75

Total From Investment Operations	2.68	(1.36)	(2.01)	(1.60)	2.88

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.15)	(0.15)	(0.17)	(0.16)
Net Capital Gains	—	—	(1.96)	(2.77)	(1.65)

Total Distributions	(0.10)	(0.15)	(2.11)	(2.94)	(1.81)

Net Asset Value, End of Period	$17.91	$15.33	$16.84	$20.96	$25.50

Total Return	17.55%	(8.03)%	(10.08)%	(7.42)%	12.11%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$469,056	$395,293	$390,191	$469,580	$484,438
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.75%	0.74%	0.70%	0.70%	0.70%
Before Expense Waiver	0.80%	0.82%	0.81%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets	0.58%	1.00%	0.87%	0.76%	0.53%
Portfolio turnover rate	38.63%	40.90%	41.17%	44.48%	28.46%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$15.32	$13.79	$15.30	$14.41	$15.28	$13.79

Income From Investment Operations:
Net Investment Income	0.03	0.06	(0.03)	0.02	(0.04)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.56	1.53	2.55	0.89	2.54	1.49

Total From Investment Operations	2.59	1.59	2.52	0.91	2.50	1.53

Less Distributions to Shareholders from:
Net Investment Income	(0.05)	(0.06)	(0.02)	(0.02)	(0.02)	(0.04)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.05)	(0.06)	(0.02)	(0.02)	(0.02)	(0.04)

Net Asset Value, End of Period	$17.86	$15.32	$17.80	$15.30	$17.76	$15.28

Total Return	16.96%	11.56%	16.50%	6.35%	16.39%	11.12%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,448	$1,023	$518	$98	$2,267	$412
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%[2]	1.75%	1.75%[2]	1.75%	1.75%[2]
Before Expense Waiver	1.30%	1.31%[2]	1.80%	1.81%[2]	1.80%	1.80%[2]
Ratio of Net Investment Income to Average Net Assets	0.11%	0.47%[2]	-0.40%	0.20%[2]	-0.42%	0.07%[2]
Portfolio turnover rate	38.63%	40.90%	38.63%	40.90%	38.63%	40.90%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$3.87	$4.42	$5.09	$7.07	$10.25

Income From Investment Operations:
Net Investment Income	0.09	0.07	0.07	0.08	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.63	(0.55)	(0.42)	(0.00)[3]	(1.22)

Total From Investment Operations	0.72	(0.48)	(0.35)	0.08	(1.04)

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.07)	(0.07)	(0.08)	(0.19)
Net Capital Gains	—	—	(0.25)	(1.98)	(1.95)

Total Distributions	(0.08)	(0.07)	(0.32)	(2.06)	(2.14)

Net Asset Value, End of Period	$4.51	$3.87	$4.42	$5.09	$7.07

Total Return	18.86%	(10.77)%	(7.26)%	1.66%	(10.98)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$87,814	$92,503	$103,601	$108,124	$194,948
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.75%	0.74%	0.70%	0.70%	0.70%
Before Expense Waiver	0.85%	0.85%	0.83%	0.81%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.97%	1.95%	1.47%	1.44%	2.09%
Portfolio turnover rate	37.87%	32.17%	28.86%	32.09%	58.67%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$3.87	$3.43	$3.88	$3.60	$3.88	$3.43

Income From Investment Operations:
Net Investment Income	0.06	0.03	0.04	0.02	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.63	0.44	0.63	0.28	0.63	0.44

Total From Investment Operations	0.69	0.47	0.67	0.30	0.68	0.47

Less Distributions to Shareholders from:
Net Investment Income	(0.06)	(0.03)	(0.05)	(0.02)	(0.05)	(0.02)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.06)	(0.03)	(0.05)	(0.02)	(0.05)	(0.02)

Net Asset Value, End of Period	$4.50	$3.87	$4.50	$3.88	$4.51	$3.88

Total Return	18.06%	13.74%	17.28%	8.25%	17.52%	13.71%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$298	$33	$33	$1	$57	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%[2]	1.75%	1.75%[2]	1.75%	1.75%[2]
Before Expense Waiver	1.35%	1.40%[2]	1.85%	1.84%[2]	1.85%	1.81%[2]
Ratio of Net Investment Income to Average Net Assets	1.55%	1.60%[2]	0.90%	0.98%[2]	1.60%	1.01%[2]
Portfolio turnover rate	37.87%	32.17%	37.87%	32.17%	37.87%	32.17%

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$5.72	$6.50	$9.32	$12.67	$11.48

Income From Investment Operations:
Net Investment Income	0.02	0.03	0.01	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.94	(0.79)	(2.70)	(2.58)	2.01

Total From Investment Operations	0.96	(0.76)	(2.69)	(2.54)	2.05

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.02)	(0.02)	(0.03)	(0.04)
Net Capital Gains	—	—	(0.11)	(0.78)	(0.82)

Total Distributions	(0.02)	(0.02)	(0.13)	(0.81)	(0.86)

Net Asset Value, End of Period	$6.66	$5.72	$6.50	$9.32	$12.67

Total Return	16.89%	(11.69)%	(29.18)%	(20.97)%	17.94%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$32,364	$29,568	$42,638	$73,582	$76,637
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.75%	0.74%	0.70%	0.70%	0.70%
Before Expense Waiver	0.99%	1.00%	0.86%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.51%	0.14%	0.35%	0.31%
Portfolio turnover rate	49.41%	40.69%	57.89%	28.45%	13.66%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$5.71	$4.97	$5.68	$5.22	$5.69	$4.97

Income From Investment Operations:
Net Investment Income	—	0.01	(0.01)	—	(0.06)	—
Net Realized and Unrealized Gain (Loss) on Investments	0.92	0.74	0.90	0.47	0.97	0.72

Total From Investment Operations	0.92	0.75	0.89	0.47	0.91	0.72

Less Distributions to Shareholders from:
Net Investment Income	0.00[3]	(0.01)	—	(0.01)	(0.01)	—
Net Capital Gains	—	—	—	—	—	—

Total Distributions	—	(0.01)	—	(0.01)	(0.01)	—

Net Asset Value, End of Period	$6.63	$5.71	$6.57	$5.68	$6.59	$5.69

Total Return	16.21%	15.06%	15.67%	9.10%	15.93%	14.50%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$152	$22	$51	$1	$9	$8
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%[2]	1.75%	1.75%[2]	1.75%	1.75%[2]
Before Expense Waiver	1.49%	1.62%[2]	1.99%	2.18%[2]	1.99%	2.81%[2]
Ratio of Net Investment Income to Average Net Assets	(0.25)%	0.08%[2]	(0.81)%	(0.49)%[2]	(0.78)%	(0.72)%[2]
Portfolio turnover rate	49.41%	40.69%	49.41%	40.69%	49.41%	40.69%

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Year Ended 05/31/04	For the Year Ended 05/31/03	For the Year Ended 05/31/02	For the Period 7/5/00[1] to 05/31/01
Net Asset Value, Beginning of Period	$7.53	$7.34	$8.39	$10.00

Income From Investment Operations:
Net Investment Income	(0.03)	(0.03)	(0.05)	(0.00)[3]
Net Realized and Unrealized Gain (Loss) on Investments	1.95	0.22	(1.00)	(1.60)

Total From Investment Operations	1.92	0.19	(1.05)	(1.60)

Less Distributions to Shareholders from:
Net Investment Income	—	—	—	(0.00)[3]
Distribution in Excess of Net Investment Income	—	—	—	(0.01)
Net Capital Gains	—	—	—	—

Total Distributions	—	—	—	(0.01)

Net Asset Value, End of Period	$9.45	$7.53	$7.34	$8.39

Total Return	25.50%	2.59%	(12.51)%	(15.96)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$153,815	$66,491	$36,065	$27,155
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%	1.25%	1.25%[2]
Before Expense Waiver	1.56%	1.63%	1.57%	1.90%[2]
Ratio of Net Investment Income to Average Net Assets	(0.41)%	(0.58)%	(0.74)%	(0.14)%[2]
Portfolio turnover rate	69.23%	98.94%	123.84%	94.47%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$7.51	$5.77	$7.48	$6.41	$7.47	$5.77

Income From Investment Operations:
Net Investment Income	(0.04)	(0.02)	(0.09)	(0.03)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.90	1.76	1.91	1.10	1.89	1.72

Total From Investment Operations	1.86	1.74	1.82	1.07	1.81	1.70

Less Distributions to Shareholders from:
Net Investment Income	—	—	—	—	—	—
Distribution in Excess of Net Investment Income	—	—	—	—	—	—
Net Capital Gains	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

Net Asset Value, End of Period	$9.37	$7.51	$9.30	$7.48	$9.28	$7.47

Total Return	24.77%	30.16%	24.33%	16.69%	24.23%	29.46%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$894	$106	$75	$7	$452	$33
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.75%	1.75%[2]	2.25%	2.25%[2]	2.25%	2.25%[2]
Before Expense Waiver	2.06%	2.17%[2]	2.56%	2.64%[2]	2.56%	2.70%[2]
Ratio of Net Investment Income to Average Net Assets	(0.94)%	(0.94)%[2]	(1.40)%	(1.42)%[2]	(1.40)%	(1.40)%[2]
Portfolio turnover rate	69.23%	98.94%	69.23%	98.94%	69.23%	98.94%

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$9.81	$10.88	$10.53	$14.90	$13.35

Income From Investment Operations:
Net Investment Income	0.12	0.13	0.07	0.08	0.07
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.57	(0.97)	0.29	(1.94)	2.89

Total From Investment Operations	2.69	(0.84)	0.36	(1.86)	2.96

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.23)	(0.01)	(0.01)	(0.07)
Net Capital Gains	—	—	—	(2.50)	(1.34)

Total Distributions	(0.07)	(0.23)	(0.01)	(2.51)	(1.41)

Net Asset Value, End of Period	$12.43	$9.81	$10.88	$10.53	$14.90

Total Return	27.56%	(7.75)%	3.46%	(15.50)%	21.73%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$307,494	$124,338	$89,614	$97,264	$118,382
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%	1.25%	1.02%	1.00%
Before Expense Waiver	1.60%	1.81%	1.56%	1.17%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.66%	1.30%	0.71%	0.78%	0.50%
Portfolio turnover rate	91.00%	45.32%	76.95%	204.16%	155.72%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$9.79	$8.94	$9.74	$9.45	$9.76	$8.94

Income From Investment Operations:
Net Investment Income	0.09	0.12	0.01	0.17	0.01	0.14
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.54	0.87	2.54	0.26	2.55	0.80

Total From Investment Operations	2.63	0.99	2.55	0.43	2.56	0.94

Less Distributions to Shareholders from:
Net Investment Income	(0.04)	(0.14)	(0.03)	(0.14)	(0.04)	(0.12)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.04)	(0.14)	(0.03)	(0.14)	(0.04)	(0.12)

Net Asset Value, End of Period	$12.38	$9.79	$12.26	$9.74	$12.28	$9.76

Total Return	26.99%	11.10%	26.29%	4.62%	26.39%	10.53%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,079	$70	$50	$12	$480	$37
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.75%	1.75%[2]	2.25%	2.25%[2]	2.25%	2.25%[2]
Before Expense Waiver	2.10%	2.61%[2]	2.60%	2.93%[2]	2.60%	3.00%[2]
Ratio of Net Investment Income to Average Net Assets	0.76%	1.67%[2]	0.28%	2.83%[2]	0.45%	2.53%[2]
Portfolio turnover rate	91.00%	45.32%	91.00%	45.32%	91.00%	45.32%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$11.42	$11.42	$10.09	$8.99	$9.37

Income From Investment Operations:
Net Investment Income	0.40	0.57	0.50	0.47	0.50
Net Realized and Unrealized Gain (Loss) on Investments	2.34	0.01	1.42	1.18	(0.39)

Total From Investment Operations	2.74	0.58	1.92	1.65	0.11

Less Distributions to Shareholders from:
Net Investment Income	(0.53)	(0.48)	(0.52)	(0.46)	(0.42)
Return of Capital	(0.05)	(0.08)	(0.03)	(0.09)	(0.07)
Net Capital Gains	(0.06)	(0.02)	(0.04)	—	—

Total Distributions	(0.64)	(0.58)	(0.59)	(0.55)	(0.49)

Net Asset Value, End of Period	$13.52	$11.42	$11.42	$10.09	$8.99

Total Return	24.32%	5.49%	19.55%	18.75%	1.59%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$161,877	$88,337	$44,809	$26,088	$12,419
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.04%	1.04%	1.00%	1.00%	1.00%
Before Expense Waiver	1.04%	1.09%	1.07%	1.12%	1.34%
Ratio of Net Investment Income to Average Net Assets	3.08%	4.39%	4.60%	5.18%	5.62%
Portfolio turnover rate	24.99%	14.84%	10.82%	8.94%	10.36%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$11.39	$10.72	$11.37	$10.51	$11.37	$10.72

Income From Investment Operations:
Net Investment Income	0.34	0.36	0.25	0.08	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	2.34	0.73	2.33	0.90	2.30	0.73

Total From Investment Operations	2.68	1.09	2.58	0.98	2.59	1.06

Less Distributions to Shareholders from:
Net Investment Income	(0.52)	(0.42)	(0.47)	(0.12)	(0.46)	(0.41)
Return of Capital	(0.03)	—	(0.04)	—	(0.04)	—
Net Capital Gains	(0.06)	—	(0.06)	—	(0.06)	—

Total Distributions	(0.61)	(0.42)	(0.57)	(0.12)	(0.56)	(0.41)

Net Asset Value, End of Period	$13.46	$11.39	$13.38	$11.37	$13.40	$11.37

Total Return	23.82%	10.54%	22.97%	9.40%	23.04%	10.25%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,109	$194	$251	$76	$711	$155
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.54%	1.55%[2]	2.04%	2.05%[2]	2.04%	2.05%[2]
Before Expense Waiver	1.54%	1.64%[2]	2.04%	2.16%[2]	2.04%	2.14%[2]
Ratio of Net Investment Income to Average Net Assets	1.71%	0.92%[2]	1.92%	(0.74)%[2]	1.82%	1.04%[2]
Portfolio turnover rate	24.99%	14.84%	24.99%	14.84%	24.99%	14.84%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class	Class A	Class C
	For the Period 3/15/04[1] to 05/31/04	For the Period 3/15/04[1] to 05/31/04	For the Period 3/15/04[1] to 05/31/04
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00

Income From Investment Operations:
Net Investment Income	0.02	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.15)	(0.15)

Total From Investment Operations	(0.13)	(0.13)	(0.14)

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.02)	(0.01)
Net Capital Gains	—	—	—

Total Distributions	(0.02)	(0.02)	(0.01)

Net Asset Value, End of Period	$9.85	$9.85	$9.85

Total Return	(1.28)%[2]	(1.33)%[2]	(1.42)%[2]
Ratios/Supplemental Data
Net Assets, End of Period (000)	$45,757	$12	$12
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.60%[3]	0.85%[3]	1.60%[3]
Before Expense Waiver	0.80%[3]	1.05%[3]	2.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.08%[3]	0.82%[3]	0.37%[3]
Portfolio turnover rate	9.04%	9.04%	9.04%

[1]	Commencement of Operations
[2]	Aggregate Since Inception
[3]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$10.57	$10.34	$10.45	$10.07	$10.32

Income From Investment Operations:
Net Investment Income	0.29	0.36	0.48	0.60	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	0.23	(0.03)	0.38	(0.24)

Total From Investment Operations	0.03	0.59	0.45	0.98	0.34

Less Distributions to Shareholders from:
Net Investment Income	(0.29)	(0.36)	(0.48)	(0.60)	(0.58)
Net Capital Gains	—	—	(0.08)	—	(0.01)

Total Distributions	(0.29)	(0.36)	(0.56)	(0.60)	(0.59)

Net Asset Value, End of Period	$10.31	$10.57	$10.34	$10.45	$10.07

Total Return	0.29%	5.82%	4.43%	9.92%	3.42%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$171,672	$175,294	$144,426	$162,435	$161,507
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.50%	0.49%	0.45%	0.45%	0.45%
Before Expense Waiver	0.59%	0.59%	0.58%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.76%	3.46%	4.60%	5.77%	5.67%
Portfolio turnover rate	79.96%	62.07%	46.71%	42.21%	30.95%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$10.56	$10.46	$10.57	$10.50	$10.55	$10.46

Income From Investment Operations:
Net Investment Income	0.24	0.20	0.19	0.09	0.19	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.10	(0.25)	0.07	(0.24)	0.09

Total From Investment Operations	(0.01)	0.30	(0.06)	0.16	(0.05)	0.25

Less Distributions to Shareholders from:
Net Investment Income	(0.24)	(0.20)	(0.19)	(0.09)	(0.19)	(0.16)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.24)	(0.20)	(0.19)	(0.09)	(0.19)	(0.16)

Net Asset Value, End of Period	$10.31	$10.56	$10.32	$10.57	$10.31	$10.55

Total Return	(0.11)%	2.84%	(0.61)%	1.54%	(0.52)%	2.41%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,506	$262	$188	$25	$1,035	$155
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.00%	1.00%[2]	1.50%	1.50%[2]	1.50%	1.50%[2]
Before Expense Waiver	1.09%	1.10%[2]	1.59%	1.63%[2]	1.59%	1.63%[2]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.64%[2]	1.75%	2.01%[2]	1.76%	2.03%[2]
Portfolio turnover rate	79.96%	62.07%	79.96%	62.07%	79.96%	62.07%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$10.19	$9.84	$9.81	$9.43	$9.82

Income From Investment Operations:
Net Investment Income	0.35	0.44	0.53	0.62	0.60
Net Realized and Unrealized
Gain (Loss) on Investments	(0.33)	0.39	0.08	0.38	(0.36)

Total From Investment Operations	0.02	0.83	0.61	1.00	0.24

Less Distributions to Shareholders from:
Net Investment Income	(0.42)	(0.48)	(0.55)	(0.62)	(0.60)
Net Capital Gains	(0.05)	—	(0.03)	—	(0.03)

Total Distributions	(0.47)	(0.48)	(0.58)	(0.62)	(0.63)

Net Asset Value, End of Period	$9.74	$10.19	$9.84	$9.81	$9.43

Total Return	0.22%	8.68%	6.34%	10.81%	2.55%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$135,360	$144,061	$128,717	$124,342	$125,962
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.50%	0.49%	0.45%	0.45%	0.45%
Before Expense Waiver	0.61%	0.59%	0.59%	0.58%	0.59%
Ratio of Net Investment Income to Average Net Assets	3.54%	4.44%	5.42%	6.34%	6.30%
Portfolio turnover rate	159.78%	108.44%	88.14%	87.61%	38.96%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$10.19	$9.95	$10.19	$10.02	$10.19	$9.95

Income From Investment Operations:
Net Investment Income	0.35	0.26	0.27	0.13	0.28	0.24
Net Realized and Unrealized
Gain (Loss) on Investments	(0.38)	0.26	(0.35)	0.19	(0.36)	0.25

Total From Investment Operations	(0.03)	0.52	(0.08)	0.32	(0.08)	0.49

Less Distributions to Shareholders from:
Net Investment Income	(0.37)	(0.28)	(0.32)	(0.15)	(0.32)	(0.25)
Net Capital Gains	(0.05)	—	(0.05)	—	(0.05)	—

Total Distributions	(0.42)	(0.28)	(0.37)	(0.15)	(0.37)	(0.25)

Net Asset Value, End of Period	$9.74	$10.19	$9.74	$10.19	$9.74	$10.19

Total Return	(0.28)%	5.32%	(0.78)%	3.26%	(0.79)%	5.03%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$871	$85	$34	$16	$332	$76
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.00%	1.00%[2]	1.50%	1.50%[2]	1.50%	1.50%[2]
Before Expense Waiver	1.11%	1.11%[2]	1.61%	1.63%[2]	1.61%	1.63%[2]
Ratio of Net Investment Income to Average Net Assets	3.18%	3.45%[2]	2.61%	2.74%[2]	2.63%	2.65%[2]
Portfolio turnover rate	159.78%	108.44%	159.78%	108.44%	159.78%	108.44%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$11.32	$11.03	$10.88	$10.23	$10.78

Income From Investment Operations:
Net Investment Income	0.35	0.38	0.44	0.47	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.29)	0.29	0.15	0.65	(0.55)

Total From Investment Operations	0.06	0.67	0.59	1.12	(0.10)

Less Distributions to Shareholders from:
Net Investment Income	(0.35)	(0.38)	(0.44)	(0.47)	(0.45)
Net Capital Gains	—	—	—	—	—

Total Distributions	(0.35)	(0.38)	(0.44)	(0.47)	(0.45)

Net Asset Value, End of Period	$11.03	$11.32	$11.03	$10.88	$10.23

Total Return	0.57%	6.15%	5.55%	11.09%	(0.87)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$57,765	$62,090	$50,720	$41,131	$31,472
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.50%	0.49%	0.45%	0.45%	0.45%
Before Expense Waiver	0.80%	0.80%	0.78%	0.79%	0.83%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.38%	4.05%	4.37%	4.37%
Portfolio turnover rate	22.74%	19.37%	17.67%	32.07%	60.16%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$11.32	$11.31	$11.32	$11.22	$11.32	$11.31

Income From Investment Operations:
Net Investment Income	0.30	0.21	0.24	0.10	0.24	0.17
Net Realized and Unrealized
Gain (Loss) on Investments	(0.29)	0.01	(0.29)	0.10	(0.29)	0.01

Total From Investment Operations	0.01	0.22	(0.05)	0.20	(0.05)	0.18

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.21)	(0.24)	(0.10)	(0.24)	(0.17)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.30)	(0.21)	(0.24)	(0.10)	(0.24)	(0.17)

Net Asset Value, End of Period	$11.03	$11.32	$11.03	$11.32	$11.03	$11.32

Total Return	0.08%	1.95%	(0.43)%	1.80%	(0.43)%	1.59%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,258	$827	$67	$103	$240	$52
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.00%	1.00%[2]	1.50%	1.50%[2]	1.50%	1.50%[2]
Before Expense Waiver	1.30%	1.39%[2]	1.80%	1.84%[2]	1.80%	1.83%[2]
Ratio of Net Investment Income to Average Net Assets	2.67%	2.71%[2]	2.16%	2.18%[2]	2.19%	2.21%[2]
Portfolio turnover rate	22.74%	19.37%	22.74%	19.37%	22.74%	19.37%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$10.25	$10.10	$10.00	$9.62	$10.00

Income From Investment Operations:
Net Investment Income	0.21	0.29	0.38	0.41	0.38
Net Realized and Unrealized
Gain (Loss) on Investments	(0.20)	0.15	0.10	0.38	(0.32)

Total From Investment Operations	0.01	0.44	0.48	0.79	0.06

Less Distributions to Shareholders from:
Net Investment Income	(0.21)	(0.29)	(0.38)	(0.41)	(0.38)
Net Capital Gains	—	—	—	—	(0.06)

Total Distributions	(0.21)	(0.29)	(0.38)	(0.41)	(0.44)

Net Asset Value, End of Period	$10.05	$10.25	$10.10	$10.00	$9.62

Total Return	0.08%	4.36%	4.89%	8.32%	0.64%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$142,348	$122,650	$79,238	$80,047	$81,498
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.50%	0.49%	0.45%	0.45%	0.45%
Before Expense Waiver	0.73%	0.75%	0.75%	0.73%	0.74%
Ratio of Net Investment Income to Average Net Assets	2.05%	2.73%	3.79%	4.13%	3.85%
Portfolio turnover rate	23.36%	41.77%	47.25%	92.07%	140.28%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$10.25	$10.25	$10.25	$10.21	$10.25	$10.25

Income From Investment Operations:
Net Investment Income	0.16	0.14	0.11	0.05	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	—	(0.20)	0.04	(0.20)	—

Total From Investment Operations	(0.04)	0.14	(0.09)	0.09	(0.09)	0.10

Less Distributions to Shareholders from:
Net Investment Income	(0.16)	(0.14)	(0.11)	(0.05)	(0.11)	(0.10)
Net Capital Gains	—	—	—	—	—	—

Total Distributions	(0.16)	(0.14)	(0.11)	(0.05)	(0.11)	(0.10)

Net Asset Value, End of Period	$10.05	$10.25	$10.05	$10.25	$10.05	$10.25

Total Return	(0.42)%	1.33%	(0.93)%	0.92%	(0.91)%	0.98%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$496	$557	$1	$1	$123	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.00%	1.00%[2]	1.50%	1.50%[2]	1.50%	1.50%[2]
Before Expense Waiver	1.23%	1.33%[2]	1.73%	1.86%[2]	1.73%	1.91%[2]
Ratio of Net Investment Income to Average Net Assets	1.55%	1.78%[2]	1.03%	1.22%[2]	1.06%	1.51%[2]
Portfolio turnover rate	23.36%	41.77%	23.36%	41.77%	23.36%	41.77%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Years Ended
	05/31/04	05/31/03	05/31/02	05/31/01	05/31/00
Net Asset Value, Beginning of Period	$10.03	$9.86	$9.91	$9.38	$9.93

Income From Investment Operations:
Net Investment Income	0.33	0.34	0.39	0.45	0.45
Net Realized and Unrealized
Gain (Loss) on Investments	(0.32)	0.25	0.16	0.53	(0.51)

Total From Investment Operations	0.01	0.59	0.55	0.98	(0.06)

Less Distributions to Shareholders from:
Net Investment Income	(0.33)	(0.34)	(0.39)	(0.45)	(0.45)
Net Capital Gains	—	(0.08)	(0.21)	—	(0.04)

Total Distributions	(0.33)	(0.42)	(0.60)	(0.45)	(0.49)

Net Asset Value, End of Period	$9.71	$10.03	$9.86	$9.91	$9.38

Total Return	0.13%	6.12%	5.81%	10.60%	(0.55)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$143,400	$170,408	$174,299	$181,297	$172,920
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.50%	0.49%	0.45%	0.45%	0.45%
Before Expense Waiver	0.72%	0.72%	0.73%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	3.37%	3.38%	3.97%	4.58%	4.69%
Portfolio turnover rate	20.38%	36.00%	108.13%	160.45%	113.69%

	Class A		Class B		Class C
	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 12/31/02[1] to 05/31/03	For the Year Ended 05/31/04	For the Period 9/30/02[1] to 05/31/03
Net Asset Value, Beginning of Period	$10.03	$10.14	$10.04	$9.93	$10.04	$10.14

Income From Investment Operations:
Net Investment Income	0.28	0.19	0.24	0.09	0.24	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.30)	(0.03)	(0.33)	0.11	(0.33)	(0.02)

Total From Investment Operations	(0.02)	0.16	(0.09)	0.20	(0.09)	0.14

Less Distributions to Shareholders from:
Net Investment Income	(0.28)	(0.19)	(0.24)	(0.09)	(0.24)	(0.16)
Net Capital Gains	—	(0.08)	—	—	—	(0.08)

Total Distributions	(0.28)	(0.27)	(0.24)	(0.09)	(0.24)	(0.24)

Net Asset Value, End of Period	$9.73	$10.03	$9.71	$10.04	$9.71	$10.04

Total Return	(0.16)%	1.67%	(0.91)%	2.04%	(0.96)%	1.43%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$281	$35	$1	$1	$172	$52
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.00%	1.00%[2]	1.50%	1.50%[2]	1.50%	1.50%[2]
Before Expense Waiver	1.22%	1.23%[2]	1.80%	1.83%[2]	1.72%	1.73%[2]
Ratio of Net Investment Income to Average Net Assets	2.92%	2.82%[2]	2.42%	2.20%[2]	2.41%	2.31%[2]
Portfolio turnover rate	20.38%	36.00%	20.38%	36.00%	20.38%	36.00%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in twenty investment portfolios, fifteen of which are included in this report: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”). The Company was formerly known as M.S.D. & T. Funds, Inc.

Each Fund is authorized to issue four classes of shares: Institutional Class Shares, Class A Shares, Class B Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class B Shares of each Fund are subject to a maximum contingent deferred sales charge of 4.50%, (iii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iv) Class A Shares, Class B Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares. Eight years after purchase, Class B Shares of each Fund will automatically convert to Class A Shares of the Fund. As of February 20, 2004 Class B Shares were closed to new investors and at close of business on May 31, 2004, all outstanding Class B Shares were exchanged for Class A Shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company’s Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost; which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid monthly to shareholders of the Growth & Income Fund and Equity Income Fund; are declared and paid quarterly to shareholders of the Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Money Market Funds and Bond Funds and at least semi-annually with regard to the Equity Funds. The Company intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund except the Tax-Exempt Money Market Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

E)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

G)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge its exposure to changes in interest rates on its debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as unrealized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

H)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

I)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund may lend its portfolio securities to certain brokers, dealers or other financial institutions that pay the Fund a negotiated fee. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% of the market value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in repurchase agreements, asset backed securities, commercial paper and liquidity notes by the lending agent. Securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially.

J)	International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

M)	The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

N)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

O)	In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as Advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of :

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Low Duration Bond Fund	.30%	.20%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%
International Equity Fund	1.22%	1.10%
Diversified Real Estate Fund	.80%	.60%
Capital Opportunities Fund	1.30%	1.20%

Mercantile pays sub-advisory fees for the following funds to:

Sub-Advisor	Fund	Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80%	On average net assets of its managed portion up to $25 million
		0.60%	On the second $25 million
		0.50%	On the third $25 million
		0.40%	On net assets in excess of $75 million
Julius Baer Investment Management, Ltd.	International Equity Fund	0.80%	On average net assets of its managed portion up to $20 million
		0.60%	On the second $20 million
		0.50%	On the next $60 million
		0.40%	On net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70%	On average net assets up to $1 billion
		0.60%	On nets assets in excess of $1 billion
Boyd Watterson Asset Management, LLC (a wholly- owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Low Duration Bond Fund	0.15%	On average net assets up to $1 billion.
		0.10%	On nets assets in excess of $1 billion
	Limited Maturity and Total Return Bond Funds	0.075%

*	The fees shall be waived proportionally subject to any management fee waivers that the Advisor has voluntarily made in order to maintain fees and expenses for the Funds at a certain level.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund (Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor). Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc, (the “Distributor”), an affiliate of BISYS Fund Services Inc. The Distributor receives no fee for these services. Prior to May 14, 2004, the distributor was BISYS Fund Services Limited Partnership. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares, Class B Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares, Class B Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares, Class B Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25%, 0.75% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares, Class B Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares, Class B Shares and Class C Shares owned of record or beneficially by customers of service organizations. On May 31, 2004, Class B Shares were closed.

Each director of the Company receives from the Company an annual fee of $9,500, and a fee of $2,000 for each in-person Board meeting attended, $1,000 for each in-person Board Committee meeting attended and $1,000 for each telephone Board or Board Committee meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $7,500 for his services in this capacity.

3.	NET ASSETS

At May 31, 2004, net assets consisted of the following:

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund	Equity Income Fund
Capital Paid-In
Institutional Shares	$701,856,314	$373,147,618	$249,962,363	$400,097,737	$76,360,221
Class A Shares	82,790,664	2,813,931	7,369,815	4,119,238	278,717
Class B Shares	14,042	2,916	1,008	527,320	30,024
Class C Shares	475,183	3,015	1,010	2,033,793	57,141
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(34,920)	(2,291)	(71,126)	(17,895,209)	(3,735,895)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	—	—	—	87,044,826	15,005,854
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	—	—	—	361,301	206,026

Net Assets	$785,101,283	$375,965,189	$257,263,070	$476,289,006	$88,202,088

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

3.	NET ASSETS — Continued

	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Low Duration Bond Fund
Capital Paid-In
Institutional Shares	$56,372,276	$132,577,899	$281,804,548	$132,005,482	$46,528,756
Class A Shares	143,575	825,045	1,016,286	1,041,787	11,722
Class B Shares	47,514	66,178	42,617	219,702	—
Class C Shares	7,260	395,956	415,924	638,949	11,717
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(30,169,179)	(3,776,746)	(10,950,040)	3,323,196	(59,024)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	6,153,306	25,148,357	35,727,426	25,692,210	(713,295)
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	20,175	—	1,045,681	1,026,018	—

Net Assets	$32,574,927	$155,236,689	$309,102,442	$163,947,344	$45,779,876

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
Capital Paid-In
Institutional Class	$172,311,767	$135,781,036	$56,557,138	$142,399,296	$140,126,104
Class A Shares	2,542,430	891,194	1,269,748	508,632	286,919
Class B Shares	190,863	34,726	68,180	1,015	1,031
Class C Shares	1,047,378	341,443	243,763	125,260	176,790
Accumulated Realized Gain (Loss) on Investments	(735,631)	494,760	(790,191)	(561,865)	(1,570,841)
Net Unrealized Appreciation (Depreciation) on Investments	44,476	(945,682)	1,982,168	495,837	4,833,602
Undistributed Net Investment Income
(Distribution in Excess of Net Investment Income)	—	—	—	—	—

Net Assets	$175,401,283	$136,597,477	$59,330,806	$142,968,175	$143,853,605

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

4.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at May 31, 2004 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
6/1/2004	AUD 161,135	EUR 94,507	$422
6/1/2004	AUD 215,686	USD 152,526	$(1,208)
6/1/2004	BPS 1,147,301	EUR 1,722,157	$(506)
6/1/2004	BPS 989,460	USD 1,796,859	$(17,265)
6/1/2004	CAD 129,629	USD 94,276	$(719)
6/1/2004	CZK 4,464,715	USD 169,793	$(2,319)
6/1/2004	DAK 18,006	EUR 2,420	$(1)
6/1/2004	DAK 76,823	USD 12,451	$(162)
6/1/2004	EUR 984	BPS 655	$0
6/1/2004	EUR 1,604,845	USD 1,943,467	$(16,290)
6/1/2004	HUF 45,547,870	USD 218,980	$(2,132)
6/1/2004	NOK 945,749	USD 139,512	$(1,407)
6/1/2004	NZD 54,855	EUR 28,378	$186
6/1/2004	PLN 885,098	USD 229,597	$(3,412)
6/1/2004	SEK 34,893	EUR 3,842	$11
6/1/2004	SEK 317,766	USD 42,414	$(209)
6/1/2004	SFR 679,047	EUR 441,887	$(1,722)
6/1/2004	SFR 869,089	USD 685,672	$(7,161)
6/1/2004	USD 415,051	EUR 336,372	$(4,290)
6/1/2004	YEN 131,854,822	EUR 972,836	$(4,123)
6/1/2004	YEN 119,980,301	USD 1,067,440	$(18,109)
6/2/2004	ZAR 298,408	USD 44,900	$(903)
6/2/2004	DKK 6,411	EUR 862	$—
6/2/2004	EUR 11,981	SEK 108,911	$2
6/2/2004	USD 248,343	SFR 310,752	$(614)
6/2/2004	USD 88,076	BPS 47,478	$(1,025)
6/2/2004	SFR 86,504	USD 68,540	$(421)
6/2/2004	EUR 52,494	BPS 35,045	$33
6/7/2004	USD 39,651	BPS 22,198	$1,022
6/8/2004	BPS 3,370,000	EUR 5,014,545	$(51,948)

			$(134,270)

Currency Legend

AUD	Australia Dollar
BPS	British Pound
CAD	Canadian Dollar
CZK	Czech Koruna
DAK	Danish Kroner
EUR	Euro
HUF	Hungary Forint
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krone
SFR	Swiss Franc
USD	US Dollar
YEN	Japanese Yen
ZAR	South African Rand

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

5.	SECURITIES LENDING

At May 31, 2004, the value of securities loaned and collateral was as follows:

	Market Value of Securities Loaned	Value of Collateral
Growth & Income Fund	$1,550,394	$1,585,000
Diversified Real Estate Fund	1,275,189	1,292,100
Equity Growth Fund	675,241	691,200
Equity Income Fund	729,750	756,000
Capital Opportunities Fund	5,446,166	5,827,050
International Equity Fund	45,193,646	47,261,499
Limited Maturity Bond Fund	41,431,777	42,581,575
Total Return Bond Fund	11,681,246	12,118,680

6.	PURCHASES & SALES OF SECURITIES

For the fiscal year ended May 31, 2004, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$2,689,888,185	$2,679,424,113	$—	$—
Equity Income Fund	491,532,638	508,428,491	—	—
Equity Growth Fund	179,110,407	180,920,570	—	—
Capital Opportunities Fund	322,732,001	261,297,290	—	—
International Equity Fund	2,065,104,650	1,936,137,155	—	—
Diversified Real Estate Fund	155,130,043	102,092,430	—	—
Limited Maturity Bond Fund	816,707,947	793,571,379	111,737,395	116,462,141
Total Return Bond Fund	458,567,728	464,881,585	144,310,259	124,714,314
Maryland Tax-Exempt Bond Fund	40,477,974	43,473,617	—	—
Tax-Exempt Limited Maturity Bond Fund	117,989,327	94,644,648	—	—
National Tax-Exempt Bond Fund	77,606,440	97,893,853	—	—
Low Duration Bond Fund	30,095,740	12,892,171	37,054,013	7,930,640

7.	CAPITAL LOSS CARRYOVERS

At May 31, 2004, the following Funds had capital loss carryovers:

Expiration date 5/31	2005	2006	2007	2008	2009	2010	2011	2012	TOTAL
Prime Money Market	(5,370)	(29,550)	—	—	—	—	—	—	(34,920)
Government Money Market	—	—	—	—	—	(2,291)	—		(2,291)
Tax-Exempt Money Market	—	(1,854)	—	(6,309)	—	—	—	(62,963)	(71,126)
Growth & Income	—	—	—	—		(9,364,909)	(4,299,511)	(2,681,655)	(16,346,075)
Equity Income	—	—	—	—		—	(3,491,270)	—	(3,491,270)
Equity Growth	—	—	—	—		(5,204,436)	(24,006,173)	(754,088)	(29,964,697)
Capital Opportunities	—	—	—	—	—	—	(2,632,228)	—	(2,632,228)
International Equity	—	—	—	—	—	(3,940,924)	(4,007,744)		(7,948,668)
Low Duration Bond Fund	—	—	—	—	—	—	—	(57,241)	(57,241)
Limited Maturity Bond	—	—	—	—	—	—	(730,780)	—	(730,780)
Maryland Tax-Exempt Bond	—	—	—	(23,681)	(118,008)	—	—	(648,503)	(790,192)
Tax-Exempt Limited Maturity Bond	—	—	—	—	(3,899)	—	—	(557,965)	(561,864)
National Tax-Exempt Bond	—	—	—	—	—	—	—	(1,570,843)	(1,570,843)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2004, the following funds utilized capital loss carryforwards to offset capital gains realized.

Capital Opportunities	$6,948,265
Equity Income	$5,054,104
International Equity	$11,927,109
Limited Maturity Bond	$657,123

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

8.	FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The tax character of distributions paid during 2004 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	4,953,856	—	—	4,953,856
Government Money Market Fund	—	2,873,183	—	—	2,873,183
Tax-Exempt Money Market Fund	1,746,223	—	—	—	1,746,223
Growth & Income Fund	—	2,721,027	—	—	2,721,027
Equity Income Fund	—	1,697,281	—	—	1,697,281
Equity Growth Fund	—	120,601	—	—	120,601
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	993,656	—	—	993,656
Diversified Real Estate Fund	—	3,611,941	1,744,298	598,813	5,955,052
Low Duration Bond Fund	—	112,230	—	—	112,230
Limited Maturity Bond Fund	—	4,934,837	—	—	4,934,837
Total Return Bond Fund	—	6,599,329	268,348	—	6,867,677
Maryland Tax-Exempt Bond Fund	2,043,375	—	—	—	2,043,375
Tax-Exempt Limited Maturity Bond Fund	2,892,484	—	—	—	2,892,484
National Tax-Exempt Bond Fund	5,328,429	—	—	—	5,328,429

The tax character of distributions paid during 2003 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	8,476,818	—	—	8,476,818
Government Money Market Fund	—	4,944,679	—	—	4,944,679
Tax-Exempt Money Market Fund	2,557,458	—	—	—	2,557,458
Growth & Income Fund	—	3,590,283	—	—	3,590,283
Equity Income Fund	—	1,705,212	—	—	1,705,212
Equity Growth Fund	—	107,097	—	—	107,097
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	2,021,546	—	—	2,021,546
Diversified Real Estate Fund	—	1,717,595	120,213	671,713	2,509,521
Limited Maturity Bond Fund	—	5,635,171	—	—	5,635,171
Total Return Bond Fund	—	6,735,085	—	—	6,735,085
Maryland Tax-Exempt Bond Fund	1,999,202	—	—	—	1,999,202
Tax-Exempt Limited Maturity Bond Fund	2,568,022	—	—	—	2,568,022
National Tax-Exempt Bond Fund	5,869,698	300,620	1,163,065	—	7,333,383

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

8.	FEDERAL INCOME TAX INFORMATION — Continued

The tax-basis components of distributable earnings at May 31, 2004 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(34,920)	—	785,136,203	785,101,283
Government Money Market Fund	—	—	—	(2,291)	—	375,967,480	375,965,189
Tax-Exempt Money Market Fund	—	—	—	(71,126)	—	257,334,196	257,263,070
Growth & Income Fund	361,302	—	85,495,690	(16,346,075)	—	406,778,089	476,289,006
Equity Income Fund	206,026	—	14,761,229	(3,491,270)	—	76,726,103	88,202,088
Equity Growth Fund	20,175	—	5,948,822	(29,964,697)	—	56,570,627	32,574,927
Capital Opportunities Fund	—	—	24,003,839	(2,632,228)	—	133,865,078	155,236,689
International Equity Fund	1,539,345	—	32,856,748	(7,948,668)	(624,359)	283,279,376	309,102,442
Diversified Real Estate Fund	1,026,018	3,344,676	25,670,730	—	—	133,905,920	163,947,344
Low Duration Bond Fund	—	—	(715,078)	(57,241)	—	46,552,195	45,779,876
Limited Maturity Bond Fund	—	—	39,625	(730,780)	—	176,092,438	175,401,283
Total Return Bond Fund	—	537,262	(988,184)	—	—	137,048,399	136,597,477
Maryland Tax-Exempt Bond Fund	—	—	1,982,168	(790,192)	—	58,138,830	59,330,806
Tax-Exempt Limited Maturity Bond Fund	—	—	495,837	(561,864)	—	143,034,202	142,968,175
National Tax-Exempt Bond Fund	—	—	4,833,602	(1,570,843)	—	140,590,846	143,853,605

The tax-basis components of distributable earnings at May 31, 2003 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(48,201)		750,395,055	750,346,584
Government Money Market Fund	—	—	—	(6,233)		384,246,111	384,239,878
Tax-Exempt Money Market Fund	—	—	—	(11,514)		292,262,791	292,251,277
Growth & Income Fund	460,870	—	28,772,636	(13,664,420)	(14,760,699)	396,017,955	396,826,342
Equity Income Fund	211,295	—	7,916,982	(8,545,374)	(678,213)	93,631,430	92,536,120
Equity Growth Fund	64,749	—	1,552,317	(29,210,609)	(1,279,777)	58,472,670	29,599,350
Capital Opportunities Fund	—	—	9,589,719	(9,580,493)	(1,486,544)	68,113,975	66,636,657
International Equity Fund	739,637	—	3,535,828	(19,875,777)	(1,895,974)	141,953,539	124,457,253
Diversified Real Estate Fund	671,942	538,981	8,480,711	—	—	79,069,962	88,761,596
Limited Maturity Bond Fund	—	—	4,914,664	(1,387,903)	—	172,209,833	175,736,594
Total Return Bond Fund	454,574	—	5,508,132	—	—	138,276,055	144,238,761
Maryland Tax-Exempt Bond Fund	—	—	4,271,015	(377,098)	(1,195,905)	60,374,998	63,073,010
Tax-Exempt Limited Maturity Bond Fund	—	—	4,191,672	(3,899)	(1,387,619)	120,409,474	123,209,628
National Tax-Exempt Bond Fund	27	69	12,356,833	—	(3,939,115)	162,077,458	170,495,272

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

8.	FEDERAL INCOME TAX INFORMATION — Continued

Temporary differences are not adjusted for financial reporting purposes; however, permanent differences are reclassified in the capital and undistributed accounts. For the year ended May 31, 2004, the Funds recorded the following permanent reclassifications. The results of operations and net assets were not affected by the increases/ (decreases) to these accounts.

	Undistributed net investment income	Undistributed net realized gain	Paid-in-Capital	Adjustment due to
Prime Money Market Fund	—	13,281	(13,281)	Expiring capital loss carryforward
Government Money Market Fund	—	3,942	(3,942)	Expiring capital loss carryforward
Tax-Exempt Money Market Fund	—	3,351	(3,351)	Expiring capital loss carryforward
Capital Opportunities Fund	504,331	—	(504,331)	Net Operating Losses
International Equity Fund	1,309,315	(1,309,315)	—	Currency reclass
Diversified Real Estate Fund	2,116,811	(1,517,998)	(598,813)	Return of Capital
Limited Maturity Bond Fund	25,955	(25,955)	—	Paydown reclass
Total Return Bond Fund	999,480	(999,480)	—	Paydown reclass
Maryland Tax-Exempt Bond Fund	—	235,409	(235,409)	Expiring capital loss carryforward
National Tax-Exempt Bond Fund	—	(96)	96	Distribution reallocation

9.	LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At May 31, 2004, the Funds had no outstanding borrowings under the line of credit. During the fiscal year ended May 31, 2004, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Capital Opportunities Fund	$115,956—$5,665,346	$441	1.00%
Equity Growth Fund	$41,569—$ 436,199	$96	0.99%
Equity Income Fund	$217,825—$2,076,985	$330	1.05%
Growth & Income Fund	$331,276—$ 960,003	$37	1.02%
International Equity Fund	$107,081—$6,878,775	$978	1.04%
Tax-Exempt Money Market Fund	$120,094—$ 402,376	$23	1.00%

10.	FORWARD AGREEMENTS TO ENTER INTO AN INTEREST RATE SWAP

The following is a summary of open forward agreements to enter into an interest rates swap contract as of May 31, 2004.

	Notional Amount	Description	Unrealized Appreciation (Depreciation)
Maryland Tax-Exempt Bond Fund	$9,000,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 06/08/2024 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.407% semi-annually.	$114,095
Tax-Exempt Limited Maturity Bond Fund	$20,000,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 06/08/2014 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 3.905% semi-annually.	$138,135
National Tax-Exempt Bond Fund	$23,000,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 06/08/2024 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.407% semi-annually.	$291,576

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Mercantile Funds, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (constituting Mercantile Funds, Inc., hereafter referred to as the “Funds”) at May 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2004

Mercantile Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of the Mercantile Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.”

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS
L. White Matthews — 58	Director, since 2003	Retired since 2001; Executive Vice President and Chief Financial Officer, Ecolab, Inc., (cleaning products and services), 1999 to 2001; Executive Vice President and Chief Financial Officer, Union Pacific Corporation (Transportation), 1977 to 1998.	20	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC, Matrixx Initiatives, Inc., Imation Corp., Nortrax Incorporated.

Edward D. Miller — 61	Director, since 1998	Dean/Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present; Chairman, Department of Anesthesiology and Critical Care Medicine, Johns Hopkins University, July 1994 to present.	20	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC, Millennium Pharmaceuticals, IDDS.

John R. Murphy — 70	Chairman, since Feb, 2004 Director, since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	20	Chairman, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Omnicom Group, Inc., SIRSI, Corp.; Chairman of the Board, eMotion Inc.

George R. Packard, III — 72	Director, since 1989	President, U.S.-Japan Foundation, July 1998 to present.	20	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Offitbank.

INTERESTED DIRECTORS
Leslie B. Disharoon — 71	Chairman (Retired), since 1989 to Feb, 2004	Retired.	20	Chairman, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC. Director, Travelers Property and Casualty Corp; Director, Aegon USA, Inc.

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Decatur H. Miller — 71	Director, since 1989	Retired.	20	Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC.

OFFICERS
Kevin A. McCreadie — 44	President, since 2004	CFA, President and Chief Executive Officer, Mercantile Capital Advisors, Inc. (“MCA”), since March 2004; Chief Investment Officer of MCA and Mercantile Safe & Deposit Trust (“Merc-Safe”) since 2002; Executive Vice President of Merc-Safe since 2002; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002; Vice President and Portfolio Manager for J.P. Morgan from 1982 to 1999.	N/A

John J. Pileggi — 44	President, since 2002 to March, 2004	President and Chief Executive Officer, MCA, Inc., January 2002 to March 2004; Executive Vice President, Merc-Safe, January 2002 to March 2004; President and Chief Executive Officer, ING Mutual Funds Management Co. LLC, 1998 to 2000; Chairman and President, ING Mutual Funds, 1998 to 2000.	N/A

Cornelia McKenna — 37	Vice-President, since 2002	Vice President, MCA, 1998 to present.	N/A

Bonnie Railey — 41	Treasurer, since 2002	Vice President, MCA, since September 2002 to present; Manager, Controlling Group Global Funds Administration, Deutsche Banc Alex. Brown, April 2001 to September 2002; Compliance Officer, Global Funds Administration, Deutsche Banc Alex. Brown, December 1999 to April 2001; Senior Associate, PricewaterhouseCoopers, LLP, 1998 to 1999.	N/A

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Jennifer Vollmer — 32	Secretary, since 2002	Counsel and Vice President, MCA, since 2001; Associate, Deutsche Asset Management, 1999 to 2001. William & Mary School of Law, 1996 to 1999.	N/A

[1]	Each director may be contacted by writing to the director, c/o Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn: Funds Administration.
[2]	Each director holds offices until (i) the annual meeting next after his/her election and until his/her successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Company’s shareholders in accordance with the Company’s Bylaws. Each officer holds office for one year and until his/her successor shall have been elected and qualified.
[3]	The “Fund Complex” consists solely of the Company.
[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.
[5]	Mr. Miller is considered to be an Interested Director because (i) he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary.

IMPORTANT TAX INFORMATION

(Unaudited)

During the fiscal year ended May 31, 2004, the distributions paid by the Funds were derived from the following:

	Net Investment Income and Short- Term Capital Gains (taxable as ordinary income)	Exempt Interest Dividends (excludable from gross income for Federal income tax purposes)	Long-Term Capital Gains (gains greater than one-year and less than 5-years)	Long-Long Term Capital Gains (greater than 5-years)	Return of Capital
Prime Money Market	100.0%	0.0%	0.0%	0.0%	0.0%
Government Money Market	100.0%	0.0%	0.0%	0.0%	0.0%
Tax-Exempt Money Market	0.0%	100.0%	0.0%	0.0%	0.0%
Growth & Income[1]	100.0%	0.0%	0.0%	0.0%	0.0%
Equity Income[1]	100.0%	0.0%	0.0%	0.0%	0.0%
Equity Growth[1]	100.0%	0.0%	0.0%	0.0%	0.0%
International Equity[2]	100.0%	0.0%	0.0%	0.0%	0.0%
Diversified Real Estate	60.7%	0.0%	29.3%	0.0%	10.0%
Low Duration Bond	100.0%	0.0%	0.0%	0.0%	0.0%
Limited Maturity Bond	100.0%	0.0%	0.0%	0.0%	0.0%
Total Return Bond	96.1%	0.0%	3.9%	0.0%	0.0%
Maryland Tax-Exempt Bond	0.0%	100.0%	0.0%	0.0%	0.0%
Tax-Exempt Limited Maturity Bond	0.0%	100.0%	0.0%	0.0%	0.0%
National Tax-Exempt Bond	0.0%	100.0%	0.0%	0.0%	0.0%

[1]	100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
[2]	The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

CAPITAL GAIN DISTRIBUTIONS

During the fiscal year ending May 31, 2004, the Mercantile Funds distributed capital gains to shareholders of the Diversified Real Estate and Total Return Bond Funds on December 10, 2003. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

	Short-Term	Long-Term
Diversified Real Estate Fund	18.31%	81.69%
Total Return Bond Fund	61.82%	38.18%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains. Long-Long Term capital gain distributions may be taxable at a lower capital gain rate.

QUALIFIED DIVIDEND INCOME

For taxable non-corporate shareholders, 100% of the Growth & Income, Equity Income, Equity Growth and International Equity Funds’ ordinary distribution represents qualified dividend income subject to the 15% rate category as of May 31, 2004.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

INCOME BY COUNTRY Mercantile International Equity Fund

Fiscal Year Ended May 31, 2004

	Percentage of Gross Income	Percentage of Taxes Paid
Argentina	0.01%	0.00%
Australia	2.72	1.82
Austria	0.83	1.19
Belgium	0.11	0.17
Brazil	0.52	0.03
Canada	0.34	0.52
Czech Republic	0.48	0.69
Denmark	0.27	0.36
Finland	1.87	7.26
France	7.55	7.44
Germany	1.71	2.21
Greece	0.33	0.00
Hong Kong	0.08	0.00
Hungary	1.23	1.44
India	0.02	0.00
Indonesia	0.03	0.06
Ireland	0.28	-0.06
Italy	9.63	11.12
Japan	7.15	4.83
Korea	0.45	0.00
Mexico	0.15	0.00
Netherlands	11.72	9.84
New Zealand	1.00	1.45
Norway	0.94	1.34
Poland	0.65	0.97
Portugal	0.38	0.65
Romania	0.27	0.16
Russia	0.06	0.00
South Africa	0.03	0.00
Spain	2.35	3.34
Sweden	1.92	1.12
Switzerland	7.06	8.81
Taiwan	0.31	0.60
Turkey	0.75	0.11
United Kingdom	33.59	32.53
United States	2.77	0.00
Venezuela	0.44	0.00

Total	100.00	100.00

Foreign taxes withheld as of May 31, 2004 were $636,165 or 64.02% of distributed income.

PROXY VOTING POLICIES AND PROCEDURES

The Company’s proxy voting policies and procedures are available, without charge, (i) through the Company’s website www.mercantilemutualfunds.com and (ii) by visiting the SEC’s website www.sec.gov.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds’ investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit & Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

7/04

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by the report, to a provision of the code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) from a provision of its Code of Ethics.

(e) Not applicable.

(f) (1) The Code of Ethics is attached hereto as Exhibit A.

     (2) Not applicable.

     (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $178,000 for 2003 and $192,300 for 2004.

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,000 for 2003 and $0 for 2004.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,900 for 2003 and $46,500 for 2004.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

(e)(1) The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the re-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2) During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f) Not applicable.

(g) During the Company’s last two fiscal years, $334,442 and $249,037, respectively, were billed by the auditors, in the aggregate, for non-audit services provided to the Company and adviser affiliates.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Company has not been required to disclose its procedures by which shareholders may recommend nominees to the Board or if it had no procedures, the bases for the Board determining that no procedures were necessary. This Item is, therefore, not applicable.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11. Exhibits.

(a)(1) Code of Conduct for Principal Executives and Senior Financial Officers.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Mercantile Funds, Inc.

By:	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Principal Executive Officer

Date: July 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Principal Executive Officer

Date: July 30, 2004

By:	/s/Bonnie C. Railey
Principal Financial Officer

Date: July 30, 2004